AGREEMENT AND PLAN OF MERGER
                                      among
                       CAPITAL SENIOR LIVING CORPORATION,
                     CAPITAL SENIOR LIVING ACQUISITION, LLC,
                          CAPITAL SENIOR LIVING TRUST I
                                       and
                             ILM SENIOR LIVING, INC.

                                February 7, 1999

                                TABLE OF CONTENTS
                                                                            Page
                                    ARTICLE I
                                   THE MERGER

SECTION 1.1 Effective Time of the Merger.......................................2
SECTION 1.2 Closing............................................................2
SECTION 1.3 Effects of the Merger..............................................2
SECTION 1.4 Organizational Instruments.........................................3
SECTION 1.5 Member.............................................................3

                                   ARTICLE II
            EFFECT OF THE MERGER ON THE CAPITAL STOCK AND MEMBERSHIP
             INTERESTS OF THE CONSTITUENT CORPORATIONS; EXCHANGE OF
                                  CERTIFICATES

SECTION 2.1 Effect on Capital Stock and Membership Interests...................3
SECTION 2.2 Procedure for Election of Merger Consideration.....................5
SECTION 2.3 Proration of Stockholder Elections.................................6
SECTION 2.4 Exchange Procedures................................................8

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

SECTION 3.1 Representations and Warranties of The Company.....................10
SECTION 3.2 Representations and Warranties of CSLC, Sub and the Trust.........20

                                   ARTICLE IV
                    COVENANTS RELATING TO CONDUCT OF BUSINESS

SECTION 4.1 Covenants of the Company and CSLC.................................29

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

SECTION 5.1 Preparation of S-4 and the Proxy Statements.......................37
SECTION 5.2 Access to Information.............................................37
SECTION 5.3 Company Stockholders' Meeting.....................................38
SECTION 5.4 Consents and Approvals............................................38
SECTION 5.5 Stock Exchange Listing............................................39
SECTION 5.6 Employee Benefit Plans............................................39
SECTION 5.7 Termination Fee; Expenses.........................................39
SECTION 5.8 Brokers or Finders................................................41
SECTION 5.9 Board of Directors................................................41
SECTION 5.10 Indemnification; Directors' and Officers' Insurance..............41
SECTION 5.11 Simultaneous Acquisition.........................................43

SECTION 5.12 Additional Agreements; Best Efforts..............................44
SECTION 5.13 Conveyance Taxes.................................................44
SECTION 5.14 Public Announcements.............................................45
SECTION 5.15 Notification of Certain Matters..................................46
SECTION 5.16 Company Taxes....................................................46

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

SECTION 6.1 Conditions to Each Party's Obligation To Effect The Merger........46
SECTION 6.2 Conditions of Obligations of CSLC and Sub.........................47
SECTION 6.3 Conditions of Obligations of The Company..........................48

                                   ARTICLE VII
                            TERMINATION AND AMENDMENT

SECTION 7.1 Termination.......................................................50
SECTION 7.2 Effect of Termination.............................................51
SECTION 7.3 Amendment.........................................................51
SECTION 7.4 Extension; Waiver.................................................51

                                  ARTICLE VIII
                               GENERAL PROVISIONS

SECTION 8.1 Nonsurvival of Representations, Warranties and Agreements.........51
SECTION 8.2 Notices...........................................................52
SECTION 8.3 Interpretation....................................................53
SECTION 8.4 Counterparts......................................................53
SECTION 8.5 Entire Agreement; No Third Party Beneficiaries....................54
SECTION 8.6 Governing Law.....................................................54
SECTION 8.7 No Remedy in Certain Circumstances................................54
SECTION 8.8 CSLC Guaranty of Performance......................................54
SECTION 8.9 Assignment........................................................54
SECTION 8.10 Gender and Number Classification.................................54
SECTION 8.11 Knowledge........................................................55

EXHIBITS
Form of Amended and Restated Trust Agreement         A-1
Original Trust Agreement                             A-2
Form of 8% Convertible Subordinated Indenture        B-1
Form of Guarantee Agreement                          C-1
Form of Voting Agreement                             D-1

SCHEDULES
Schedule 3.2(j) - CSLC Employee Benefit Plans        S-1

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER dated February 7, 1999 (this "Agreement"), by and among CAPITAL SENIOR LIVING CORPORATION, a Delaware corporation ("CSLC"); CAPITAL SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company, all of the outstanding membership interests in which are wholly-owned by CSLC ("Sub"); CAPITAL SENIOR LIVING TRUST I, a grantor trust established and existing under the laws of Delaware, all of the outstanding beneficial interests in which are wholly-owned by CSLC (the "Trust"); and ILM SENIOR LIVING, INC., a Virginia finite-life corporation (the "Company").

                              W I T N E S S E T H :

         WHEREAS, the respective Boards of Directors of CSLC and the Company have determined that it is fair to and in the best interests of their respective stockholders to consummate the acquisition of the Company by CSLC, by means of a merger of the Company with and into Sub, upon the terms and subject to the conditions set forth herein (the "Merger");

         WHEREAS, the respective Boards of Directors of CSLC and the Company, and CSLC as sole member of Sub and sole beneficiary of the Trust, have approved the Merger and this Agreement and the transactions contemplated hereby;

         WHEREAS, it is intended that the Merger shall be recorded for accounting purposes as a purchase of the Company by CSLC, the Merger shall be reported for Federal, state and local income tax purposes as a fully taxable acquisition by CSLC of all the assets of the Company, and the debt securities issued by CSLC in conjunction with the Merger shall be reported by CSLC as subordinated indebtedness for tax and accounting purposes;

         WHEREAS, simultaneously with the execution and delivery of this Agreement, and to induce the parties hereto to enter into this Agreement on the date hereof, certain individuals who are holders of outstanding CSLC Common Stock (as hereinafter defined) are entering into voting agreements, substantially in the form of Exhibit D-1; and

         WHEREAS, CSLC, Sub, the Trust and the Company desire to make certain representations, warranties and agreements in respect of the Merger and also to prescribe various conditions thereto;

         NOW, THEREFORE, in consideration of the mutual premises and the representations, warranties and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   THE MERGER

         SECTION 1.1 Effective Time of the Merger. Upon the terms and subject to the conditions of this Agreement, articles of merger (the "Articles of Merger") and a certificate of merger (the "Certificate of Merger") shall be duly prepared, executed and acknowledged by the "Surviving Entity" (as defined in Section 1.3) and delivered to the Secretary of the Commonwealth of Virginia (the

"Virginia Secretary") and to the Secretary of State of Delaware (the "Delaware Secretary") for filing as provided in the Virginia Stock Corporation Act, as amended (the "Va Act"), and as provided in the Delaware Limited Liability Company Act, as amended (the "DLLCA"), as soon as practicable on or after the "Closing Date" (as defined in Section 1.2). The Merger shall become effective upon the filing of the Articles of Merger and the Certificate of Merger with the Virginia Secretary and the Delaware Secretary, respectively, or at such other date and time subsequent thereto as expressly provided in the Articles of Merger and the Certificate of Merger (the "Effective Time").

         SECTION 1.2 Closing. The closing of the Merger (the "Closing") shall occur at 10:00 a.m., Eastern time, on a date to be mutually specified by the parties hereto, which date shall be the first day of the calendar month (provided that if such day is not a business day, then the Closing shall occur on the first business day next following such day but nonetheless shall be deemed to have occurred on the first day of such calendar month) next following the waiver or satisfaction, as applicable, of the last to occur of the conditions set forth in Article VI hereof (the "Closing Date"), at the offices of Greenberg Traurig, MetLife Building, 200 Park Avenue, 15th Floor, New York, NY 10166, unless another date, time or place is agreed to in writing by the parties hereto.

         SECTION 1.3 Effects of the Merger.

                  (a) At the Effective Time, the Company shall be merged with and into Sub, and thereupon, the separate corporate existence of the Company shall cease (Sub and the Company being sometimes hereafter referred to as the "Constituent Corporations" and Sub being sometimes hereafter referred to as the "Surviving Entity").

                  (b) At the Effective Time, the effect of the Merger shall be as provided in the Va Act and the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, interests, privileges, powers and franchises of the Company and Sub thereupon shall vest in the Surviving Entity, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Sub ("Liabilities") thereupon shall become the Liabilities of the Surviving Entity.

         SECTION 1.4 Organizational Instruments. The Certificate of Formation of Sub in effect immediately prior to the Effective Time shall be the Certificate of Formation of the Surviving Entity from and after the Effective Time until thereafter duly amended or restated in accordance with applicable law. The Operating Agreement of Sub in effect immediately prior to the Effective Time shall be the Operating Agreement of the Surviving Entity from and after the Effective Time until thereafter duly amended or restated in accordance with the Certificate of Formation of the Surviving Entity and applicable law.

         SECTION 1.5 Member. The sole member of Sub immediately prior to the Effective Time shall be the sole member of the Surviving Entity from and after the Effective Time.

                                   ARTICLE II
            EFFECT OF THE MERGER ON THE CAPITAL STOCK AND MEMBERSHIP
             INTERESTS OF THE CONSTITUENT CORPORATIONS; EXCHANGE OF
                                  CERTIFICATES

         SECTION 2.1 Effect on Capital Stock and Membership Interests. At the Effective Time, by virtue of the Merger and without any further action on the part of the holder of any shares of capital stock of the Company, CSLC, Sub or the Trust:

                  (a) Membership Interests of Sub. Each membership interest of Sub outstanding immediately prior to the Effective Time and owned by CSLC automatically shall be converted into and become one duly authorized, validly issued, fully paid and nonassessable membership interest of the Surviving Entity.

                  (b) Cancellation of Certain Stock. All shares of common stock, $.01 par value, of the Company (the "Company Common Stock") that are owned by the Company as treasury stock and all shares of the Company Common Stock owned by CSLC, Sub, the Trust or any other Subsidiary of the Company and CSLC, automatically shall be canceled and retired and shall cease to exist and no capital stock or other interests of CSLC, Sub, the Trust or any other Subsidiary of CSLC or other consideration (whether consisting of cash or property) shall be delivered in exchange therefor.

         As used in this Agreement, the word "Subsidiary" means, with respect to any person or entity, any person or entity of which more than 50% of the securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or others performing similar functions are owned directly, or indirectly through one or more intermediaries, by such person or entity.

                  (c) Merger Consideration. Subject to Section 2.3, each share of the Company Common Stock outstanding immediately prior to the Effective Time (other than any shares to be canceled in accordance with Section 2.1(b)) automatically shall be converted into the right to receive merger consideration having an aggregate value of $12.75116022 (the "Merger Consideration"). In accordance with the stockholder election procedures of Section 2.2 and, in all cases, subject to the proration provisions of Section 2.3, each holder of Company Common Stock shall have the right prior to the "Election Deadline" (as defined in Section 2.2(a)), to elect to receive in respect of each share of his or its Company Common Stock, either: (i) cash, or (ii) duly authorized, validly issued, fully paid and nonassessable shares of 8% Cumulative Convertible Preferred Securities of the Trust, having a stated liquidation preference per share of $25 (the "Liquidation Preference"), and having the respective powers, preferences and relative, participating, optional or other special rights and the qualifications, limitations, restrictions and designations thereof as set forth in the Amended and Restated Trust Agreement substantially in the form annexed hereto as Exhibit A-1 ( the "Convertible Securities").

         Anything to the contrary in this Article II notwithstanding, in no event shall the aggregate amount of cash to be paid in the Merger to the holders of Company Common Stock equal more than $62,328,500 (the "Maximum Aggregate Cash Consideration") and in no event shall the aggregate number of shares of Convertible Securities to be issued in the Merger to the holders of Company Common Stock equal more than 1,342,460 shares of Convertible Securities (the "Maximum Number of Convertible Securities") which, upon original issuance, shall have an aggregate liquidation preference of $33,561,500 (the "Maximum Aggregate Convertible Securities Consideration"); it being the intention and agreement of the parties hereto that not more than 65% of the aggregate merger consideration shall be paid in the form of cash and not more than 35% of the aggregate merger consideration shall be issued in the form of Convertible Securities.

         If, at any time prior to the Effective Time, CSLC should reclassify, split, subdivide or combine the CSLC Common Stock, pay a stock dividend or other non-cash distribution in respect of CSLC Common Stock or effect any similar recapitalization transaction, then the Convertible Securities (including the conversion price thereof and/or number of shares thereof to be issued in the Merger) promptly shall be appropriately and proportionately adjusted to reflect such reclassification, split, subdivision, combination, dividend, non-cash distribution or recapitalization.

                  (d) The Converted Shares. All shares of the Company Common Stock converted into cash and/or Convertible Securities (the "Converted Shares") pursuant to this Section 2.1 no longer shall be outstanding and shall be canceled and retired and shall cease to exist, and each holder of certificate(s) representing any such shares thereafter shall cease to have any rights of beneficial ownership or otherwise in respect of such shares, except for the right to receive in respect of each of such shares, upon the surrender of such certificate(s) in accordance with Section 2.4, cash and/or Convertible Securities (in accordance with this Article II).

         SECTION 2.2 Election of Merger Consideration.

                  (a) On each date on which the Company Proxy Statement (as defined in Section 3.1(c)) is mailed to holders of the Company Common Stock, the Company shall mail to each such holder on the record date established for such holders entitled to notice of and to vote at the Company Stockholders' Meeting (as defined in Section 3.1(c)), a form of letter of transmittal, notice of election and other appropriate materials ("Election Form") enabling each such holder to elect to receive in respect of each share of Company Common Stock, subject to the provisions of Sections 2.1(c) and 2.3, such combination of (i) cash ("Cash Election") and (ii) Convertible Securities ("Convertible Securities Election"), as such holder may designate; provided that said elections, in the aggregate, shall have been made by such holder in respect of all (and not just a portion of) such holder's shares of the Company Common Stock and each single (or whole) share of Company Common Stock in respect of which elections are submitted must be designated either as a "Cash Election Share" or a "Convertible Securities Election Share" (as such terms are defined in Section 2.3 (b)) and not any combination thereof.

         At the Election Deadline, all shares in respect of which there shall not theretofore have been made the foregoing elections by submission to the Exchange Agent (as hereinafter defined) of a properly completed Election Form, shall be treated in the Merger as "No-Election Shares" in accordance with the provisions of Section 2.3(b).

                  (b) Elections to receive cash and Convertible Securities shall be deemed duly and validly made only if the Exchange Agent shall have received by 5:00 p.m., Eastern time, on the date of the Company Stockholders' Meeting (the "Election Deadline"), an Election Form properly completed and executed (with the signature(s) thereon guaranteed by an Eligible Institution if required by the instructions to the Election Form) by such holder and accompanied either by the certificate(s) representing all shares of the Company Common Stock covered thereby and surrendered for exchange therewith, duly endorsed or otherwise in proper form for transfer on the books of the Company, or by an appropriate guaranty of delivery of such certificate(s) from a member of a national securities exchange (registered pursuant to Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (provided such certificate(s) are delivered prior to the deadline set forth in such guaranty of delivery). CSLC shall have the right to make reasonable determinations and to establish reasonable procedures (not inconsistent with the terms of this Agreement) to instruct the Exchange Agent in its determination as to the validity and timeliness of the receipt of Election Forms and of the validity or effectiveness of any revision, revocation or withdrawal thereof.

                  (c) Any holder of the Company Common Stock who has submitted an Election Form to the Exchange Agent may change such holder's election contained therein by submitting a revised and subsequently dated Election Form, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any such holder may at any time prior to the Election Deadline revoke his or its election and withdraw his or its certificate(s) representing shares of the Company Common Stock theretofore deposited with the Exchange Agent by written notice to such effect to the Exchange Agent received prior to the Election Deadline.

         SECTION 2.3 Proration of Stockholder Elections.

                  (a) Promptly after the Election Deadline, subject to Section 2.1(c), the Exchange Agent shall make the allocation among holders of the Company Common Stock of their rights to receive in the Merger such combination of cash and Convertible Securities determined in accordance with the terms of this Section 2.3.

                  (b) The Exchange Agent shall determine the number of Converted Shares in respect of which elections to receive cash have been validly submitted by the holders of Company Common Stock ("Cash Election Shares") and the number of Converted Shares in respect of which elections to receive Convertible Securities have been validly submitted by the holders of Company Common Stock ("Convertible Securities Election Shares"). No-Election Shares held by each holder shall be counted as, and the holders thereof shall receive in the Merger in respect of such shares of the Company Common Stock, subject to the provisions of Section 2.1(c), Cash Election Shares and Convertible Securities Election Shares in direct proportion to the Cash Elections and Convertible Securities Elections designated by all other holders of the Company Common Stock pursuant to properly completed Election Forms received by the Exchange Agent prior to the Election Deadline.

                  (c) If the aggregate amount of cash (the "Requested Cash Amount") requested by the holders of Company Common Stock pursuant to all Cash Elections (including for No-Election Shares, the portion deemed Cash Elections) (i.e., the product obtained by multiplying the aggregate Cash Election Shares by the Merger Consideration) exceeds the Maximum Aggregate Cash Consideration, then each such holder shall receive in respect of each share of his or its Company

Common Stock for which a Cash Election validly has been made, or deemed made in the case of No- Election Shares (i) cash in an amount equal to the product of
(A) the Merger Consideration and (B) a fraction, the numerator of which is the Maximum Aggregate Cash Consideration, and the denominator of which is the Requested Cash Amount (the "Prorated Cash Amount Per Cash Election") and (ii) a number of Convertible Securities equal to a fraction, the numerator of which is equal to the Merger Consideration minus the Prorated Cash Amount Per Cash
Election,   and  the  denominator  of  which  is  $25  (i.e.,   the  Liquidation
Preference).

         For example, if the Requested Cash Amount is $67,123,000 (i.e., 70% of the aggregate consideration paid to holders of Company Common Stock in the Merger), then the Maximum Aggregate Cash Consideration shall have been exceeded by $4,794,500. Accordingly, each holder of Company Common Stock who has submitted a valid Cash Election would receive in the Merger for each share of Company Common Stock: (i) $11.84036307 per share of Company Common Stock, in lieu of $12.75116022 (i.e., $12.75116022 x ($62,328,500/$67,123,000)) and (ii)
 .03643189   shares   of   Convertible   Securities   (i.e.,    ($12.75116022   -
$11.84036307)/$25).

                  (d) If the aggregate number of Convertible Securities (the "Requested Stock Amount") requested by the holders of Company Common Stock pursuant to all Convertible Securities Elections (including for No-Election Shares, the portion deemed Convertible Securities Elections) (i.e., the product obtained by multiplying the aggregate Convertible Securities Election Shares by the quotient obtained by dividing the Merger Consideration by the Liquidation Preference (i.e., $12.75116022/$25 or .51004641) (the "Maximum Number of Convertible Securities per Election")) exceeds the Maximum Number of Convertible Securities, then each such holder shall receive in respect of each share of his or its Company Common Stock for which a Convertible Securities Election validly has been made, or deemed made in the case of No-Election Shares (i) such number of Convertible Securities equal to the product of (A) the Maximum Number of Convertible Securities per Election and (B) a fraction, the numerator of which is Maximum Number of Convertible Securities, and the denominator of which is the Requested Stock Amount (such product, the "Prorated Stock Amount per Convertible Securities Election") and (ii) cash in an amount equal to the product of (A) the Maximum Number of Convertible Securities per Election minus the Prorated Stock Amount per Convertible Securities Election and (B) $25 (i.e., the Liquidation Preference).

         For example, if the Requested Stock Amount is 2,301,360 shares of Convertible Securities (i.e., 60% of the aggregate consideration paid to holders of Company Common Stock in the Merger), then the Maximum Number of Convertible Securities shall have been exceeded by 958,900 shares. Accordingly, each holder of Company Common Stock who has submitted a Convertible Securities Election would receive in the Merger for each share of Company Common Stock: (i)
0.29752707 shares of Convertible Securities, in lieu of 0.51004641 shares of Convertible Securities (i.e., 0.51004641 x 1,342,460 shares of Convertible Securities/2,301,360 shares of Convertible Securities) and (ii) $5.31298343 in cash (i.e., (0.51004641 - .29752707) x $25).

         SECTION 2.4 Exchange Procedures.

                  (a) Exchange Agent; Exchange Funds. Immediately prior to the Effective Time, CSLC shall deposit (or cause to be deposited) with ChaseMellon Shareholder Services, L.L.C., or such other bank or trust company designated by CSLC (and reasonably acceptable to the Company) (the "Exchange Agent"), for the benefit of the holders of the Company Common Stock, for exchange in accordance with this Article II, (i) the aggregate cash (the "Cash Exchange Fund") and (ii) the aggregate number of Convertible Securities (the "Convertible Securities Exchange Fund", and together with the Cash Exchange Fund, the "Exchange Funds"), in each case payable in the Merger to holders of the Company Common Stock. Subject to the proration provisions of Section 2.3 and the provisions of Section 2.1(c), the Exchange Agent, pursuant to irrevocable instructions from CSLC, promptly shall make the deliveries of the Exchange Funds required in respect of the Election Forms received from holders of the Company Common Stock pursuant to Section 2.2, and in respect of the holders of No-Election Shares shall receive the Exchange Funds as set forth herein.

                  (b) Surrender of Certificates. Promptly after the Effective Time, the Exchange Agent shall distribute to each holder of the Company Common Stock, upon surrender to the Exchange Agent (to the extent not theretofore surrendered with an Election Form prior to the Election Deadline) of the certificate(s) for cancellation in exchange for the Exchange Funds in accordance with this Article II. In the event of a transfer of ownership of the Company Common Stock which is not registered in the transfer records of the Company, a certificate representing the proper number of shares of the Company Common Stock may be issued to a transferee if certificate(s) representing such Company Common Stock are presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that all applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.4, each certificate shall be deemed from and after the Effective Time to represent only the right to receive upon such surrender the Exchange Funds in accordance with this Article II, without any interest thereon.

                  (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions, declared or made by the Trust after the Effective Time, or with a record date after the Effective Time, with respect to Convertible Securities issued in the Merger to holders of Company Common Stock shall be paid to any holder of unsurrendered certificate(s) representing shares of Company Common Stock, and no cash payment in lieu of fractional Convertible Securities shall be paid to any such holder pursuant to Section 2.4(e) until, in all such cases, the holder of record of such certificate(s) shall surrender the same for exchange. Subject to applicable laws, following the surrender of any such certificate, there shall be paid to the record holder of the certificate(s) representing whole Convertible Securities to be issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of fractional Convertible Securities to which such holder is entitled pursuant to Section 2.4(e) and the amount of all dividends or other distributions having a record date after the Effective Time but prior to such surrender, payable with respect to such whole Convertible Securities, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole Convertible Securities.

                  (d) No Further Ownership Rights in the Company Common Stock. All Exchange Funds issued and paid upon the surrender for exchange of shares of the Company Common Stock in accordance with the terms hereof (including any cash paid pursuant to Section 2.4(c) or cash paid in lieu of fractional Convertible Securities pursuant to Section 2.4(e)) shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of the Company Common Stock, subject, however, to the Surviving Entity's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by the Company on such shares of the Company Common Stock in accordance with the terms of this Agreement or prior to the date hereof and which remain unpaid at the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Entity of the shares of the Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificate(s) representing shares of the Company Common Stock are presented to the Surviving Entity for any reason, they shall be canceled and exchanged as provided in this Article II.

                  (e)      No Fractional Shares.

                           (i) No  fractional  Convertible  Securities  shall be
issued or paid in the Merger. In lieu thereof, each holder of Company Common Stock, upon surrender of his certificate(s) evidencing shares of the Company Common Stock, shall be entitled to receive an amount in cash (without interest) equal to the product of (A) $25 (i.e., the Liquidation Preference) and (B) the fractional share interest to which such holder of Company Common Stock otherwise would be entitled. The Company, CSLC, Sub and the Trust acknowledge that payment of such cash amount in lieu of fractional Convertible Securities does not constitute separately bargained for consideration pursuant to this Agreement or otherwise, but merely represents a mechanical rounding off for purposes of simplifying from and after the Effective Time certain corporate and accounting administration matters for the Surviving Entity.

                           (ii) Promptly after  the determination  of the amount
of cash, if any, to be paid to holders of the Company Common Stock in lieu of any fractional Convertible Securities, the Exchange Agent shall pay such cash amounts to such holders of the Company Common Stock by bank cashier's check or certified check.

                  (f) Termination of Exchange Funds. Any portion of the Exchange Funds which remains undistributed to the holders of the Company Common Stock for one year after the Effective Time shall be delivered to CSLC or the Surviving
Entity, upon demand by CSLC, and any holders of the Company Common Stock who have not theretofore surrendered their shares in accordance with this Article II and the instructions to the Election Forms thereafter shall look only to CSLC and the Surviving Entity for payment of their claim for the Merger Consideration, any cash in lieu of fractional Convertible Securities, and any dividends or other distributions with respect to Convertible Securities.

                  (g) No Liability. Neither CSLC, Sub, the Trust nor the Company shall be liable to any holder of Company Common Stock for any cash or property in respect thereof delivered to a public official pursuant to any applicable abandoned property, escheat or other similar law.

                  (h) Lost or Stolen, etc. Certificates. If any certificate evidencing shares of the Company Common Stock shall have been lost, stolen or destroyed, upon the submission of a duly notarized affidavit of that fact by the person claiming such certificate(s) to be lost, stolen or destroyed and, if required by the Surviving Entity, the posting by such person of a bond or similar surety instrument in such reasonable amount as the Surviving Entity may direct as indemnity against any claim that may be made against it with respect to such certificate(s), the Exchange Agent shall issue in exchange for such lost, stolen or destroyed certificate the applicable merger consideration.

                           (i) Withholding Taxes. CSLC and Sub shall be entitled
to deduct and withhold (or cause the Exchange Agent to deduct and withhold) from the merger consideration payable to a holder of the Company Common Stock, all withholding and stock transfer taxes, including, without limitation, withholding taxes imposed by the Foreign Investors Real Property Tax Act of 1980. To the extent such amounts are so withheld, they shall be treated for all purposes of this Agreement as having been paid to the holder of the Company Common Stock in respect of whom such deduction and withholding was made by CSLC and Sub.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Representations and Warranties of the Company. The Company represents and warrants to each of CSLC, Sub and the Trust as follows:

                  (a) Organization, Standing and Power. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to transact business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be in good standing or so to qualify would not have a material adverse effect on the properties, assets, financial condition or operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

                  (b) Capital Structure. The authorized capital stock of the Company consists of 10,000,000 shares of the Company Common Stock, $.01 par value. At the close of business on the date hereof, 7,520,100 shares of the Company Common Stock were issued and outstanding. Except as provided in this Agreement and the Exhibits hereto, there are no shares of capital stock of the Company outstanding and there are no options, warrants, calls, rights or agreements to which the Company or any Subsidiary of the Company is a party or by which it is bound obligating the Company or any Subsidiary of the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any voting debt securities of the Company or of any Subsidiary of the Company, or obligating the Company or any Subsidiary of the Company to grant, extend or enter into any such option, warrant, call, right or agreement. All outstanding shares of the Company Common Stock have been duly authorized and are validly issued, fully paid and nonassessable.

         The authorized capital stock of ILM Holding, Inc. ("ILM Holding") consists of 50,000 shares of common stock, $.01 par value ("Holding Common Stock") and 275 shares of Series A Preferred Stock, no par value ("Holding Preferred Stock"). At the close of business on the date hereof, 50,000 shares of Holding Common Stock and 275 shares of Holding Preferred Stock, respectively, were issued and outstanding. All outstanding shares of Holding Common Stock have been duly authorized and are validly issued, fully paid, nonassessable and wholly-owned by the Company. All outstanding shares of Holding Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable.

                  (c) Authority. The Company has all requisite corporate power and authority to enter into this Agreement and, subject to the adoption of this Agreement and the Merger by the holders of not less than 66-2/3% of the outstanding Company Common Stock (the "Company Stockholder Approval Condition"), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the Company, and the consummation by it of the transactions contemplated hereby has been duly authorized by all necessary corporate action on the part of the Company, subject to the Company Stockholder Approval Condition. This Agreement has been duly executed and delivered by the Company and, subject to the Company Stockholder Approval Condition, constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally. The execution and delivery of this Agreement does not, and the consummation by the Company of the transactions contemplated hereby will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material right or benefit under, or the creation or imposition of any lien, pledge, adverse claim, security interest, charge or other encumbrance ("Lien") on or against any assets or properties of the Company or any of its Subsidiaries (any such conflict, violation, default, right of termination, cancellation, acceleration, loss, creation or imposition, hereafter a "Violation"), pursuant to (i) any provision of the Articles of Incorporation or By-laws or analogous instruments of governance or formation of the Company or any of its Subsidiaries presently in effect, or (ii) any loan or credit agreement, note, mortgage, indenture, lease, Company Benefit Plan (as defined in Section 3.1(j)(i)) or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, writ, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, or their respective properties or assets, except in the case of this clause (ii), for any such Violation which insofar as reasonably can be foreseen would not have a Material Adverse Effect. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other public or governmental authority (a "Governmental Entity") is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, the failure to obtain which insofar as reasonably can be foreseen would have a Material Adverse Effect, except for (i) the filing with the Securities and Exchange Commission ("SEC") of a proxy statement in definitive form relating to the meeting (the "Company Stockholders' Meeting") of holders of the Company Common Stock to vote upon this Agreement and the Merger and the transactions contemplated hereby and thereby (the "Company Proxy Statement") and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger and the transactions contemplated hereby and thereby, (ii) the filing of the Articles of Merger, the Certificate of Merger and such other appropriate documents with the Virginia Secretary and the Delaware Secretary, as applicable, and relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (iii) all applicable filings, if any, with, and submissions of information to, the United States Federal Trade Commission ("FTC") and the United States Department of Justice, Antitrust Division ("DOJ"), pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and (iv) such other filings, authorizations, orders and approvals as may be required and which heretofore have been made or obtained. The Board of Directors of the Company (the "Company Board") has unanimously approved this Agreement, the Merger and all of the transactions contemplated hereby and thereby and has resolved to unanimously recommend that holders of the Company Common Stock approve and adopt this Agreement and the Merger; provided that the Company Board may withdraw, modify or change such recommendation (including in a manner adverse to CSLC) under the circumstances set forth in the second sentence of Section 4.1(e)(ii).

                  (d) SEC  Documents.  The Company has made  available to CSLC a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since September 1, 1997 (as such documents have been amended to date, the "Company SEC Documents") which constitute all the documents (other than preliminary material) that the Company was required to file with the SEC since such date. As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as the case may be, and the rules and regulations of the SEC thereunder applicable thereto (other than with respect to the timely filing thereof), and none of the Company SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the Company SEC Documents comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited or interim statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited or interim statements, to normal and recurring audit adjustments) the consolidated financial position of the Company and its Subsidiaries at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. Since November 30, 1998, neither the Company nor any of its Subsidiaries has incurred any liabilities, except for (i) liabilities or obligations incurred in the ordinary course of business consistent with past practice, including the Company's obligations under the "Fleet Agreement" (as hereinafter defined), (ii) liabilities incurred in connection with or as a result of this Agreement and the Merger and the transactions contemplated thereby, and (iii) such other liabilities and obligations which, individually or in the aggregate, are de minimis.

                  (e) Information Supplied. None of the information supplied or to be supplied by the Company expressly for inclusion or (to the extent permitted by applicable rules of the SEC) incorporation by reference in (i) the Registration Statement on Form S-4 to be filed with the SEC by CSLC and the Trust in connection with the issuance of Convertible Securities in the Merger (the "Form S-4") shall, at the time the Form S-4 is declared effective by the SEC under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and (ii) the Company Proxy Statement shall, at the date first mailed to holders of the Company Common Stock and on the date of the Company Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company Proxy Statement shall, on each date mailed to holders of Company Common Stock in connection with the Company Stockholders' Meeting and at all times thereafter to the Closing Date, comply in all material respects with the provisions of Regulation 14A under the Exchange Act.

                  (f) Compliance with Applicable Laws. The Company and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, authorizations and approvals of all Governmental Entities which are material to the operation of their respective businesses (the "Company Permits"). The Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure so to comply insofar as reasonably can be foreseen would not have a Material Adverse Effect. Except as disclosed in the Company SEC Documents, the respective businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except for violations which do not, and insofar as reasonably can be foreseen would not, have a Material Adverse Effect. As of the date of this Agreement, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the knowledge of the Company, threatened, nor has any Governmental Entity indicated an intention to conduct the same other than those the outcome of which, insofar as reasonably can be foreseen, would not have a Material Adverse Effect.

                  (g) Litigation. Except as disclosed in the Company SEC Documents, there is no suit, action or proceeding pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries which, if determined adversely to the Company or any of its Subsidiaries, would insofar as reasonably can be foreseen, have a Material Adverse Effect, nor is there any judgment, decree, writ, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company or any of its Subsidiaries of the Company having, or which insofar as reasonably can be foreseen would have, a Material Adverse Effect.

                  (h)      Taxes.

                            (i) The Company  and each  of its  Subsidiaries  has
filed all material tax returns required to be filed by any of them and has paid (or the Company has paid on its behalf) all taxes required to be paid as shown on such returns, and all such tax returns are complete and accurate in all material respects. The most recent financial statements contained in the Company SEC Documents reflect an adequate reserve for all taxes payable by the Company and its Subsidiaries accrued through the date of such financial statements. Since November 30, 1998, neither the Company nor any of its Subsidiaries have incurred any liability for taxes under Sections 857(b), 860(c) or 4981 of the Internal Revenue Code of 1986, as amended (the "Code"), and neither the Company nor any of its Subsidiaries has incurred any liability for taxes other than in the ordinary course of business. No event has occurred and no condition exists which presents a material risk that any material tax liability described in the preceding sentence will be imposed upon the Company and Subsidiaries. No material deficiencies for any taxes have been proposed, asserted or assessed by any Governmental Entity against the Company or any of its Subsidiaries. No requests for waivers of the time to assess taxes are pending and no tax returns of the Company or any of its Subsidiaries has been or are currently being audited by any applicable taxing authority. There are no tax liens on any asset of the Company or its Subsidiaries other than liens for current taxes not past due and payable.

         For purposes of this Agreement, the term "tax" (including, with correlative meaning, the terms "taxes" and "taxable") includes all Federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, windfall profits, ad valorem, stamp, severance, occupation, premium, customs duties, commercial rent, capital stock, paid-up capital, value added, unemployment, disability, alternative or add-on minimum, single business, social security, registration, estimated, environmental, employment, use, real or personal property, withholding, excise and other taxes, imposts, duties or assessments of any nature whatsoever, together with all interest, penalties, charges and additions to tax imposed with respect to such amounts.

                           (ii) The Company (A) for all taxable years commencing
with the tax year which began January 1, 1996 through its most recent taxable year end has been subject to taxation as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Code, has not been subject to
Section 269B(a) of the Code, and has satisfied all requirements to qualify as a REIT for such periods, (B) has operated since its most recent tax year end in such a manner so as to qualify as a REIT for the taxable year ending through the Closing Date, and (C) has not taken (or omitted to take) any action which reasonably would be expected to (1) result in any rents paid by the tenants of the "Senior Housing Facilities" (as such term is defined in the Company SEC Documents) to be excluded from the definition of "rents from real property" under Section 856(d)(2) of the Code or (2) otherwise result in a challenge to its status as a REIT, and no such challenge is pending or, to the Company's knowledge, threatened, by or before any Governmental Entity.

                           (iii)  ILM  Holding   (A)  for  all   taxable   years
commencing with the tax year which commenced on January 1, 1996 through its most recent taxable year end has been subject to taxation as a REIT within the meaning of Section 856 of the Code, has not been subject to Section 269B(a) of the Code, and has satisfied all requirements to qualify as a REIT for such periods, (B) has operated since its most recent taxable year end in such manner so as to qualify as a REIT for the taxable year ending through the Closing Date, and (C) has not taken (or omitted to take) any action which reasonably would be expected to (1) result in any rents paid by the tenants of the Senior Housing Facilities to be excluded from the definition of rents from real property under
Section 856(d)(2) of the Code or (2) otherwise result in a challenge by any taxing authority to its status as a REIT, and no such challenge is pending or, to the Company's or ILM Holding's knowledge, threatened, by or before any Governmental Entity.

                           (iv)  Each  of  the  Company  and  ILM  Holding  is a
"domestically-controlled REIT" (as defined in Section 897(4) of the Code).

                  (i) Certain Agreements. Neither the Company nor any of its Subsidiaries is a party to any oral or written (i) consulting agreement not terminable on 60 days' or less notice involving the payment of more than $25,000 per annum, or any union, guild or collective bargaining agreement, (ii) agreement with any executive officer or key employee of the Company or any Subsidiary of the Company the benefits of which are contingent or the terms of which would be materially altered upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement, or agreement with respect to any executive officer of the Company providing any term of employment or compensation guarantee or (iii) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which would be increased or the vesting of the benefits of which would be accelerated upon consummation of any of the transactions contemplated by this Agreement or the value of any of the benefits of which would be calculated by reference to any of the transactions contemplated by this Agreement.

                  (j)      Benefit Plans.

                           (i)  Neither the Company  nor any  other member  of a
"Company Controlled Group" (as hereafter defined) maintains, contributes to or participates in, or has any obligation to maintain, contribute to or participate in, any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), retirement or deferred compensation plan, incentive compensation plan, consulting agreement, unemployment compensation plan, vacation pay plan, severance plan, retiree medical plan, bonus plan, stock compensation plan or any other type of employee-related arrangement, program, policy, plan or agreement (all of such plans being hereinafter referred to as "Company Benefit Plans"). For purposes of this Section 3.1(j), the term "Company Controlled Group" means the Company and each other corporation or other entity which has at any other time been under common control with the Company pursuant to Sections 414(b),
(c), (m) or (o) of the Code.

                           (ii) With respect to each Company  Benefit Plan,  (A)
there has been no material violation of any applicable provision of ERISA which could result in a material liability being imposed upon the Company; (B) each Company Benefit Plan intended to qualify under Section 401(a) of the Code has received (or prior to the Effective Time shall have received) a favorable determination letter with respect to such qualification and, to the knowledge of the Company, nothing has occurred (or prior to the Effective Time shall occur) which could reasonably be expected to jeopardize such favorable determination;
(C) neither the Company nor any other member of the Company Controlled Group is subject to any material outstanding liability or obligation relating to any such Company Benefit Plan (other than the obligation to make contributions to, or pay benefits with respect to, any such Company Benefit Plan, such contributions and/or benefits being made or paid no later than the date(s) required by law or the terms of such Company Benefit Plan); and (D) to the knowledge of the Company there are no actual or pending claims or actions (other than claims for benefits in the ordinary course) relating to any such Company Benefit Plan.

                           (iii)  There  are no  unfunded  and  accrued  benefit
obligations for which contributions have not been properly accrued to the extent required by GAAP, on the consolidated financial statements of the Company and its Subsidiaries, which obligations reasonably are likely to have a Material Adverse Effect.

                  (k) Title to and Sufficiency of Assets. The Company directly, or indirectly through a wholly-owned Subsidiary, owns, and as of the Effective Time the Company shall own, valid title to all of its assets constituting the Senior Housing Facilities and personal property which is material to the businesses of the Company and its Subsidiaries taken as a whole, free and clear of any and all Liens, except as set forth in the Company SEC Documents. Such assets include all tangible and intangible real or personal property, contracts and rights necessary or required for the operation of the business of the Company and its Subsidiaries.

                  (l) Absence of Certain Changes or Events. Except as disclosed in the Company SEC Documents, since November 30, 1998, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course and, there has not been (i) any damage, destruction or loss, whether covered by insurance or not, which has, or insofar as reasonably can be foreseen would have, a Material Adverse Effect; (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's or its Subsidiaries' capital stock, except for cash dividends in respect of the Company's or its Subsidiaries' taxable income, the declaration and payment of which is necessary to preserve the Company's or its Subsidiaries' REIT status; (iii) any change in the Company's significant accounting policies; or (iv) any transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business) having, or which insofar as reasonably can be foreseen would have, a Material Adverse Effect.

                  (m) Opinion of Financial Advisor. The Company has received the written opinion of Schroder & Co., Inc. dated the date hereof, a true and complete copy of which has been delivered (but not addressed) to CSLC, to the effect that as of the date hereof the consideration to be received in the Merger by the holders of Company Common Stock is fair to such holders, from a financial point of view.

                  (n) Virginia Anti-takeover Statutes Not Applicable. The Company has taken or caused to have been taken (or prior to the Effective Time shall have taken or cause to have been taken) and has done or caused to have been done (or prior to the Effective Time shall do or cause to have been done) all things necessary to make inapplicable to this Agreement, the Merger and the transactions contemplated hereby and thereby, all "change-in-control," "fair price," "interested stockholder," "business combination," "control share acquisition," "merger moratorium," "voting sterilization" and all other anti-takeover and stockholder protection laws enacted under the Va Act or any other internal laws of the Commonwealth of Virginia (collectively, "State Takeover Laws").

                  (o) Vote Required. The affirmative vote of the holders of not less than 66-2/3% of the outstanding shares of the Company Common Stock is the only vote of the holders of any class or series of capital stock of the Company necessary to approve this Agreement, the Merger and the transactions contemplated hereby and thereby.

                  (p) Environmental Matters. The operations of the Company and its Subsidiaries are in compliance with all applicable "Environmental Laws" (as defined herein) and all of the Company Permits issued pursuant to Environmental Laws, except where the failure so to comply insofar as reasonably can be foreseen would not have a Material Adverse Effect. The Company and its Subsidiaries have obtained all of the Company Permits under all applicable Environmental Laws necessary to operate their businesses. Neither the Company nor any of its Subsidiaries have received any written notification from any Governmental Entity asserting that the Company or any of its Subsidiaries is in violation of any the Company Permits issued pursuant to any Environmental Law. There are no investigations of the business, operations or Senior Housing Facilities, pending or, to the Company's or any of its Subsidiaries' knowledge, threatened, by any Governmental Entity which insofar as reasonably can be foreseen would result in the imposition of material liability on the Company or any of its Subsidiaries (or any successor-in-interest thereto) pursuant to any Environmental Law. There is not located at any of the Senior Housing Facilities any underground storage tanks ("USTs") or asbestos - containing or polychlorinated biphenyls ("PCBs").

         For purposes of this Agreement, "Environmental Law" means any foreign, Federal, state or local statute, regulation, ordinance or rule of common-law as now or hereafter in effect in any way relating to the protection of human health and safety or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et. seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et. seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et. seq.), the Clean Water Act (33 U.S.C. ss. 1251 et. seq.), the Clean Air Act (42 U.S.C. ss. 7401 et. seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et. seq.), the Federal Insecticide, Fungicide and Rodenticide Act (17 U.S.C. ss. 136 et. seq.), and the Occupational Safety and Health Act (29 U.S.C. ss. 651 et. seq.), and the rules and regulations promulgated thereunder.

                  (q) Insurance. The properties, buildings, fixtures, equipment and machinery of the Company and its Subsidiaries are adequately insured by financially sound and reputable insurers in adequate amounts and against such risks and contingencies as are insured against by persons customarily owning, operating and leasing properties, buildings, fixtures, equipment and machinery in substantially the same manner and in the same locations as the Company and its Subsidiaries. All insurance policies of the Company and its Subsidiaries relative to the foregoing are in full force and effect and, to the Company's knowledge, neither the Company nor any of its Subsidiaries is in default of any provision thereof, except for such defaults which insofar as reasonably can be foreseen would not have a Material Adverse Effect.

                  (r) FCPA. Neither the Company, any of its Subsidiaries nor, to the Company's knowledge, any of its or any of its Subsidiaries' directors or officers, has (i) used any Company or such Subsidiary funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from any Company or such Subsidiary funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended ("FCPA"); or (iv) made any bribe, rebate, payoff, influence payment, "kickback" or other unlawful payment to any person or entity with respect to any Company or any of its Subsidiaries' matters.

                  (s) Company Affiliate Transactions. Except as disclosed in the Company SEC Documents, from September 1, 1997 to the date hereof there have been no transactions, agreements or understandings between the Company or any of its Subsidiaries on the one hand, and the Company's or any of its Subsidiaries' affiliates, officers or directors on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act.

                  (t) Company Internal Controls. The Company maintains accurate books and records reflecting its assets and maintains proper and adequate internal accounting controls which provide assurance that (i) transactions are executed with management's authorization; (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company and to maintain accountability for the assets of the Company; (iii) access to the assets of the Company is generally permitted only in accordance with management's authorization; (iv) the reported accountability of the assets of the Company is compared with existing assets at regular intervals; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection of such receivables on a current and timely basis. The books of account, stock records, minute books and other records of the Company and its Subsidiaries are complete and correct in all material respects.

                  (u) Investment Company Act. The Company is not (and immediately after consummation of the Merger and the other transactions contemplated by this Agreement shall not be) an investment company within the meaning of, or a company controlled by an investment company within the meaning of, or otherwise subject to any provisions of, the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules and regulations of the SEC thereunder.

                  (v) Articles of Incorporation and Bylaws. The Company heretofore has furnished to CSLC complete and correct copies of the Articles of Incorporation and the Bylaws (or equivalent organizational documents), in each case as amended or restated to the date hereof, of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of any provisions of its Articles of Incorporation or Bylaws (or equivalent organizational documents).

                  (w) Disclosure. No representation or warranty made by the Company in this Agreement and no statement of the Company contained in the Schedules hereto or in any certificate delivered by the Company pursuant to this Agreement, contains any untrue statement of a material fact or omits any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; it being hereby agreed and understood that for purposes of this Section 3.1(w) the term "material" shall be measured by reference to the Company and its Subsidiaries, considered as an entirety.

         SECTION 3.2 Representations and Warranties of CSLC, Sub and the Trust. CSLC, Sub and the Trust jointly and severally hereby represent and warrant to the Company as follows:

                  (a) Organization; Standing and Power. Each of CSLC, Sub, the Trust and CSLC's other Subsidiaries is a corporation, limited partnership, limited liability company or trust, as the case may be, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to transact business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be in good standing or so to qualify would not have a material adverse effect on the properties, assets, financial condition or operations of CSLC and its Subsidiaries taken as a whole (a "CSLC Material Adverse Effect").

                  (b) Capital  Structure.  The authorized  capital stock of CSLC consists of 65,000,000 shares of CSLC Common Stock, $.01 par value, and 15,000,000 shares of preferred stock, $.01 par value (the "CSLC Preferred Stock"). At the close of business on the date hereof, 19,717,347 shares of CSLC Common Stock and no shares of CSLC Preferred Stock, respectively, were issued and outstanding. Except as provided in this Agreement, pursuant to the 1997 Omnibus Stock and Incentive Plan for Capital Senior Living Corporation (the "CSLC Stock Option Plan") and the Exhibits hereto, there are no options, warrants, calls, rights, or agreements to which CSLC or any of its Subsidiaries is a party or by which it is bound obligating CSLC or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any voting debt securities of CSLC or of any Subsidiary of CSLC, or obligating CSLC or any Subsidiary of CSLC to grant, extend or enter into any such option, warrant, call, right or agreement. All outstanding shares of CSLC Common Stock are, and the Convertible Securities to be issued pursuant to or as specifically contemplated by this Agreement and the Merger, will be, duly authorized, validly issued, fully paid and nonassessable.

         All of the limited liability member interests of Sub have been duly authorized and are validly issued, fully paid and nonassessable and owned by CSLC. The aggregate authorized beneficial interests of the Trust consists of 100 shares of common equity securities, each having a stated liquidation amount of $25, all of which have been duly authorized and are validly issued, fully paid and non-assessable and owned by CSLC, and 2,380,000 shares of Convertible Securities, all of which have been duly authorized for issuance and, when issued in the Merger and the "ILM II Merger" (as hereinafter defined), shall be validly issued, fully paid and non-assessable.

                  (c)  Authority.  CSLC,  Sub and the Trust  have all  requisite
corporate,   limited  liability  company  and  trust  power  and  authority,  as applicable, to (i) enter into this Agreement, the Original Trust Agreement annexed hereto as Exhibit A-2 (the "Original Trust"), the Amended and Restated Trust Agreement substantially in the form of Exhibit A-1 hereto (the "Restated Trust", and together with the Original Trust, the "Trust Agreements"), the 8% Convertible Subordinated Indenture substantially in the form of Exhibit B-1 hereto (the "Indenture"), and the Guarantee Agreement substantially in the form of Exhibit C-1 hereto (the "Guarantee"), and (ii) consummate the transactions contemplated hereby and thereby, subject to the approval of certain transactions contemplated by this Agreement and the Merger by the holders of not less than 66-2/3% of the outstanding CSLC Common Stock (the "CSLC Stockholder Approval Condition"). The execution and delivery of this Agreement, the Trust Agreements, the Indenture and the Guarantee by CSLC, Sub and the Trust, to the extent a party thereto, have been duly authorized by all necessary corporate, limited liability company and trust action, as applicable, on the part of CSLC, Sub and the Trust, and the consummation by CSLC, Sub and the Trust of the transactions contemplated hereby and thereby has been duly authorized by all necessary corporate, limited liability company and trust action, as applicable, on the part of CSLC, Sub and the Trust, subject to the CSLC Stockholder Approval Condition. This Agreement and the Original Trust has been duly executed and delivered by CSLC, Sub, the Trust and the Trustees of the Trust, as applicable, and, subject to the CSLC Stockholder Approval Condition, each of this Agreement and the Original Trust constitutes and when executed and delivered by CSLC, the Trust, the Trustees of the Restated Trust and the Trustee under the Indenture, the Restated Trust, the Indenture and the Guarantee shall constitute, valid and binding obligations of CSLC, Sub and the Trust, as applicable, enforceable against them in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally. The execution and delivery of this Agreement and the Original Trust do not (and when executed and delivered at or prior to the Effective Time the execution and delivery of the Indenture, the Restated Trust and the Guarantee shall not) and the consummation by CSLC, Sub and the Trust of the transactions contemplated by this Agreement, the Trust Agreements, the Indenture and the Guarantee will not, result in any Violation pursuant to (i) any provision of the Certificate of Incorporation, Certificate of Formation, Operating Agreement, By-laws or analogous instruments of formation or governance of CSLC,  Sub, the Trust or any of CSLC's  Subsidiaries  presently in effect or,
(ii) any loan or credit agreement, note, mortgage, indenture, lease, employee benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, writ, order, decree, statute, law, ordinance, rule or regulation applicable to CSLC or any of its Subsidiaries or their respective properties or assets, except in the case of this clause (ii), for any such Violation which insofar as reasonably can be foreseen would not have a CSLC Material Adverse Effect. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by, or with respect to CSLC or any of its Subsidiaries in connection with the execution and delivery of this Agreement, the Trust Agreements, the Indenture or the Guarantee by CSLC, Sub and the Trust or the consummation by CSLC, Sub and the Trust of the transactions contemplated hereby and thereby, the failure to obtain which insofar as reasonably can be foreseen would have a CSLC Material Adverse Effect, except for (i) the filing with the SEC of the Form S-4 and the proxy statement/prospectus of CSLC, Sub and the Trust in definitive form relating to the meeting (the "CSLC Stockholders' Meeting") of holders of the CSLC Common Stock to vote upon transactions contemplated by Section 5.9 of this Agreement and the Merger (the "CSLC Proxy Statement/Prospectus"), and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger and the transactions contemplated hereby and thereby, and the obtaining from the SEC of such effectiveness and other orders as may be required, (ii) the filing of the Articles of Merger, the Certificate of Merger and such other appropriate documents with the Virginia Secretary and the Delaware Secretary, as applicable, and other relevant authorities of jurisdictions in which CSLC is qualified to do business, (iii) all applicable filings with, and submissions of information to, the FTC and DOJ pursuant to the HSR Act, and (iv) such other filings, authorizations, orders and approvals as may be required and which heretofore have been made or obtained.

                  (d) SEC Documents. CSLC has made available to the Company a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by it with the SEC since January 1, 1998 (as such documents have been amended to date, the "CSLC SEC Documents") which are all the documents (other than preliminary material) that CSLC was required to file with the SEC since such date. As of their respective dates, the CSLC SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Trust Indenture Act, as the case may be, and the rules and regulations of the SEC thereunder applicable thereto, and none of the CSLC SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of CSLC included in the CSLC SEC Documents comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited or interim statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited or interim statements, to normal and recurring audit adjustments) the consolidated financial position of CSLC and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. Since September 30, 1998, except as disclosed in the CSLC SEC Documents, none of CSLC, Sub, the Trust or any of CSLC's other Subsidiaries has incurred any liabilities except for (i) liabilities or obligations incurred in the ordinary course of business consistent with past practice, (ii) such other liabilities incurred in connection with or as a result of the Merger and the transactions contemplated thereby, and (iii) liabilities and obligations which insofar as reasonably can be foreseen would not, individually or in the aggregate, result in a CSLC Material Adverse Effect.

                  (e) Information Supplied. None of the information supplied by CSLC, Sub or the Trust for inclusion or (to the extent permitted by applicable rules of the SEC) incorporation by reference in (i) the Form S-4 shall, at the time the Form S-4 is declared effective by the SEC under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading and (ii) the CSLC Proxy Statement/Prospectus shall, at the date first mailed to holders of the CSLC Common Stock and on the date of the CSLC Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Form S-4 shall, at the time it is declared effective by order of the SEC and at all times thereafter to the Closing Date, comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations of the SEC thereunder. The CSLC Proxy Statement/Prospectus shall, on the date first mailed to holders of CSLC Common Stock in connection with the CSLC Stockholders' Meeting and at all times thereafter to the Closing Date, comply as to form in all material respects with the provisions of Regulation 14A under the Exchange Act and all applicable provisions of and regulations under the Securities Act.

                  (f) Compliance with Applicable Laws. CSLC and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, authorizations and approvals of all Governmental Entities which are material to the operation of their respective businesses (the "CSLC Permits"). CSLC and its Subsidiaries are in compliance with the terms of the CSLC Permits, except where the failure so to comply insofar as reasonably can be foreseen would not have a CSLC Material Adverse Effect. Except as disclosed in the CSLC SEC Documents, the businesses of CSLC and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except for violations which do not, and insofar as reasonably can be foreseen would not, have a CSLC Material Adverse Effect. As of the date of this Agreement, no investigation or review by any Governmental Entity with respect to CSLC or any of its Subsidiaries is pending or, to the knowledge of CSLC, threatened, nor has any Governmental Entity indicated an intention to conduct the same other than those the outcome of which, as far as reasonably can be foreseen, would not have a CSLC Material Adverse Effect.

                  (g) Litigation. Except as disclosed in the CSLC SEC Documents, there is no suit, action or proceeding pending or, to the knowledge of CSLC, threatened against or affecting CSLC or any of its Subsidiaries, which, if determined adversely to CSLC or any of the Subsidiaries would insofar as reasonably can be foreseen, have a CSLC Material Adverse Effect, nor is there any judgment, decree, writ, injunction, rule or order of any Governmental Entity or arbitrator outstanding against CSLC or any of its Subsidiaries having, or which insofar as reasonably can be foreseen would have, a CSLC Material Adverse Effect.

                  (h) Taxes. CSLC and each of its Subsidiaries has filed all material tax returns required to be filed by any of them and has paid (or CSLC has paid on its behalf) all taxes required to be paid as shown on such returns. The most recent financial statements contained in the CSLC SEC Documents reflect an adequate reserve for all taxes payable by CSLC and its Subsidiaries accrued through the date of such financial statements. No material deficiencies for any taxes have been proposed, asserted or assessed by any Governmental Entity against CSLC or any of its Subsidiaries. No requests for waivers of the time to assess taxes are pending and no tax returns of CSLC or any of its Subsidiaries has been or are currently being audited by any applicable taxing authority. There are no tax liens on any asset of CSLC or its Subsidiaries other than liens for current taxes not past due and payable.

                  (i) Certain Agreements. Except as set forth in the CSLC SEC Documents, neither CSLC nor any of its Subsidiaries is a party to any oral or written (i) consulting agreement not terminable on 60 days' or less notice involving the payment of more than $100,000 per annum, or union, guild or collective bargaining agreement, (ii) agreement with any executive officer or key employee of CSLC or any Subsidiary of CSLC the benefits of which are contingent or the terms of which would be materially altered upon the occurrence of a transaction involving CSLC or any Subsidiary of CSLC of the nature contemplated by this Agreement, or with respect to any executive officer of CSLC providing any term of employment or compensation guarantee extending for a period longer than one year and for the payment of in excess of $150,000 per annum, or (iii) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which would be increased or the vesting of the benefits of which would be accelerated by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which would be calculated by references to any of the transactions contemplated by this Agreement.

                  (j)      Benefit Plans.

                           (i) Except as set forth in the CSLC SEC Documents or
on Schedule 3.2(j), neither CSLC nor any member of a CSLC Controlled Group (as hereinafter defined) maintains, contributes to or participates in, or has any obligation to maintain, contribute to or participate in, any employee benefit plan (within the meaning of Section 3(3) of ERISA), retirement or deferred compensation plan, incentive compensation plan, consulting agreement, unemployment compensation plan, vacation pay plan, severance plan, retiree medical plan, bonus plan, stock compensation plan, vacation pay plan, severance plan, retiree medical plan, bonus plan, stock compensation plan or any other type of employee-retirement arrangement, program, policy, plan or agreement (all such plans being hereinafter referred to as "CSLC Benefit Plans"). For purposes of this Section 3.2(j), the term "CSLC Controlled Group" means CSLC and each other corporation or other entity under common control with CSLC pursuant to Sections 414(b), (c), (m) or (o) of the Code.

                           (ii) With  respect  to each CSLC  Benefit  Plan,  (A)
there has been no material violation of any applicable provision of ERISA which could result in a material liability being imposed on CSLC; (B) each CSLC Benefit Plan intended to qualify under Section 401(a) of the Code has received (or prior to the Effective Time shall have received) a favorable determination letter with respect to such qualification and, to the knowledge of CSLC, nothing has occurred (or prior to the Effective Time shall occur) which could reasonably be expected to jeopardize such favorable determination; (C) neither CSLC nor any other member of the CSLC Controlled Group is subject to any material outstanding liability or obligation relating to any such CSLC Benefit Plan (other than the obligation to make contributions to, or pay benefits with respect to any such CSLC Benefit Plan, such contributions and/or benefits being made or paid no later than the date(s) required by law or the terms of such CSLC Benefit Plan); and (D) to the knowledge of CSLC there are no actual or pending claims or actions (other than claims for benefits in the ordinary course) relating to any such CSLC Benefit Plan.

                           (iii)  There  are no  unfunded  and  accrued  benefit
obligations for which contributions have not been properly accrued to the extent required by GAAP, on the financial statements of CSLC or any of its Subsidiaries, which obligations reasonably are likely to have a CSLC Material Adverse Effect.

                  (k) Absence of Certain Changes or Events. Except as disclosed in the CSLC SEC Documents, or except as contemplated by this Agreement, since September 30, 1998, CSLC and its Subsidiaries have conducted their respective businesses in the ordinary course and there has not been (i) any damage, destruction or loss, whether covered by insurance or not, which has, or insofar as reasonably can be foreseen would have, a CSLC Material Adverse Effect; (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of CSLC's or its Subsidiaries' capital stock; (iii) any change in CSLC's significant account policies; or (iv) any transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business) individually or in the aggregate having, or which insofar as reasonably can be foreseen would have, a CSLC Material Adverse Effect.

                  (l) Opinion of Financial Advisor. CSLC has received the written opinion of Lehman Brothers dated the date hereof, a true and correct copy of which has been delivered (but not addressed) to the Company, to the effect that as of the date hereof the financial terms of the Merger are fair to CSLC, from a financial point of view.

                  (m) Vote Required. The affirmative vote of the holders of not less than 66-2/3% of the outstanding shares of CSLC Common Stock is the only vote of the holders of any class or series of capital stock in CSLC necessary to approve this Agreement, the Merger and the transactions contemplated hereby and thereby.

                  (n) Ownership and Interim Operations of Sub and the Trust. Each of Sub and the Trust was formed solely for the purpose of engaging in the transactions contemplated hereby and has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement. Each of Sub and the Trust is, and at the Effective Time will be directly and wholly-owned by CSLC. Sub does not own, and at all times from and after the date hereof and prior to the Effective Time will continue not to own, any asset other than an amount of cash necessary for its due incorporation and good standing and to pay the fees and expenses of the Merger attributable to it if the Merger is consummated. The Trust does not have, and at all times from and after the date hereof and while any Convertible Securities are issued and outstanding shall continue not to have, any liabilities (contingent or otherwise) which would be required to be reflected on a balance sheet prepared in accordance with GAAP.

         At the Effective Time (and giving effect to consummation of the ILM II Merger), the sole asset of the Trust will consist of $59,500,000 principal amount of CSLC's 8.0% Subordinated Debentures due 2009 (the "Convertible Subordinated Debentures"), the terms, features and provisions of which are as substantially set forth in the Form of 8% Convertible Subordinated Indenture (and related form of Convertible Subordinated Debenture) annexed hereto as Exhibit B-1. Annexed hereto as Exhibits A-1 and A-2 are true and complete copies of the Trust Agreements, which constitute the sole organizational instruments defining the purposes and powers of the Trust, the rights of CSLC as exclusive trust beneficiary thereof on the date hereof, and the rights, duties and obligations of the respective trustees thereunder.

                  (o)  Environmental  Matters.  The  operations  of CSLC and its
Subsidiaries are in compliance with all applicable Environmental Laws and all CSLC Permits issued pursuant to Environmental Laws, except where the failure so to comply insofar as reasonably can be foreseen would not have a CSLC Material Adverse Effect. CSLC and its Subsidiaries have obtained all CSLC Permits under all applicable Environmental Laws necessary to operate their respective businesses. Neither CSLC nor any of its Subsidiaries have received any written notification from any Governmental Entity asserting that CSLC or any of its Subsidiaries is in violation of any CSLC Permits issued pursuant to any Environmental Law. There are no investigations of the business, operations or currently or previously owned, operated, managed or leased property of CSLC pending or, to CSLC's or any of its Subsidiaries' knowledge threatened by any Governmental Entity, which as far as reasonably can be foreseen would result in the imposition of material liability on CSLC or any of its Subsidiaries pursuant to any Environmental Law. There is not located at any of the properties of CSLC any USTs or asbestos containing PCBs. CSLC and its Subsidiaries have made available to the Company all environmental audits, studies, reports, analyses and results of investigations that have been performed with respect to the currently or previously owned, leased, managed or operated properties of CSLC and its Subsidiaries.

                  (p) Insurance. The properties, buildings, fixtures, equipment and machinery of CSLC and its Subsidiaries are adequately insured by financially sound and reputable insurers in adequate amounts and against such risks and contingencies as are insured against by persons customarily owning, operating, managing and leasing properties, buildings, fixtures, equipment and machinery in substantially the same manner and in the same locations as CSLC and its Subsidiaries. All insurance policies of CSLC and its Subsidiaries relative to the foregoing are in full force and effect and to CSLC's knowledge, neither CSLC nor any of its Subsidiaries is in default of any provision thereof, except for such defaults which insofar as reasonably can be foreseen would not have a CSLC Material Adverse Effect.

                  (q) FCPA. Neither CSLC nor any of its Subsidiaries or, to CSLC's knowledge, any of its or its Subsidiaries' directors or officers, has (i) used any CSLC or such Subsidiary funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from CSLC or such Subsidiary funds;
(iii) violated any provision of the FCPA; or (iv) made any bribe, rebate, payoff, influence payment, "kickback" or other unlawful payment to any person or entity with respect to any CSLC or any of its Subsidiaries' matters.

                  (r) CSLC Affiliate Transactions. Except as disclosed in the CSLC SEC Documents, from January 1, 1998 to the date hereof there have been no transactions, agreements or understandings between CSLC or any of its Subsidiaries on the one hand, and CSLC's or any of its Subsidiaries' affiliates, officers or directors on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act.

                  (s) CSLC Internal Controls. CSLC maintains accurate books and records reflecting its assets and maintains proper and adequate internal accounting controls which provide assurance that (i) transactions are executed with management's authorization; (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of CSLC and to maintain accountability for the assets of CSLC; (iii) access to the assets of CSLC is generally permitted only in accordance with management's authorization;
(iv) the reported accountability of the assets of CSLC is compared with existing assets at regular intervals; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection of such receivables on a current and timely basis. The books of account, stock records, minute books and other records of CSLC and its Subsidiaries are complete and correct in all material respects.

                  (t) Investment Company Act. CSLC is not (and immediately after consummation of the Merger and the other transactions contemplated by this Agreement shall not be) an investment company within the meaning of, a company controlled by an investment company within the meaning of, or otherwise subject to any provisions of, the Investment Company Act and the rules and regulations of the SEC thereunder.

                  (u) Organizational Instruments. CSLC heretofore has furnished to the Company complete and correct copies of the respective organizational and constituent instruments and documents of CSLC, Sub, the Trust and each other Subsidiary of CSLC, in each case as amended or restated to the date hereof. None of CSLC, Sub, the Trust or any other Subsidiary of CSLC is in violation of any provisions of its respective organizational and constituent instruments and documents.

                  (v) Disclosure. No representation or warranty made by any of CSLC, Sub or the Trust in this Agreement and no statement of any of CSLC, Sub or the Trust contained in the Schedules hereto or in any certificate delivered by any of CSLC, Sub or the Trust pursuant to this Agreement, contains any untrue statement of a material fact or omits any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; it being hereby agreed and understood that for purposes of this Section 3.2(v), the term "material" shall be measured by reference to CSLC and its Subsidiaries, considered as an entirety.

                                   ARTICLE IV
                    COVENANTS RELATING TO CONDUCT OF BUSINESS

         SECTION 4.1 Covenants of the Company and CSLC. During the period from the date of this Agreement and continuing until the Effective Time, the Company and CSLC each agrees as to itself and its respective Subsidiaries that (except as otherwise expressly contemplated or permitted by this Agreement, or to the extent that the other party shall consent in writing):

                  (a) Ordinary Course. Each of the Company and its Subsidiaries shall conduct its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, and CSLC and its Subsidiaries shall continue in the senior housing business and shall conduct such business in the same manner as heretofore conducted. Each of the Company, CSLC and their respective Subsidiaries shall use its reasonable best efforts to preserve intact its present business organizations, keep available the services of its present officers and employees and preserve satisfactory relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and on-going businesses shall not be impaired in any material respect at the Effective Time; provided, however, that without limiting the generality of the foregoing, the Company and its Subsidiaries shall conduct their business substantially in accordance with the operating budgets heretofore approved and presently in effect for the Senior Housing Facilities and the capital budgets as approved by the Company Board.

                  (b) Dividends; Changes in Stock. Neither the Company nor CSLC shall, nor shall the Company or CSLC permit any of its Subsidiaries to, nor shall either such party or any of their respective Subsidiaries propose to, (i) declare or pay any dividends (whether of cash, stock or other property) on or make any other distributions in respect of its capital stock, (ii) split, combine or reclassify, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, any shares of its capital stock, or (iii) redeem, repurchase or otherwise acquire for value, or permit any of its Subsidiaries to redeem, repurchase or otherwise acquire for value, any shares of its capital stock, except in the case of clause (i) above, ordinary cash dividends in respect of the Company Common Stock not in excess of 8.5% of the original issue price per share in any calendar year (subject to the Company's reasonable best efforts to maintain reserves consistent with past practices) and as otherwise required to preserve and maintain the Company's status as a REIT through the Effective Time, and except, in the case of clause
(iii) above, in connection with the redemption of the Holding Preferred Stock as contemplated by this Agreement. Notwithstanding the foregoing, CSLC and its Subsidiaries shall be permitted to consummate transactions of the type referred to in clauses (i), (ii), and (iii) of the preceding sentence solely to the extent necessary to facilitate consummation of the Merger and otherwise to the extent that consummation of any such transactions would not reasonably be likely to have any material dilutive effect on the consensus projected earnings per share in respect of the CSLC Common Stock, as published by First Call (or another similar nationally recognized service in the absence of such publication by First Call), determined on a pro forma basis (a "Dilutive CSLC Effect").

         For purposes of this Article IV, prior to making any final determination as to a Dilutive CSLC Effect, CSLC shall provide the Company upon request, with copies of all documents, information and materials (including presentations made to the CSLC Board of Directors) used as a basis by CSLC to make such determination.

                  (c) Issuance of Securities. Neither the Company nor CSLC (other than pursuant to the CSLC Stock Option Plan) shall, nor shall the Company or CSLC permit any of its respective Subsidiaries to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of any class or series of its capital stock, any voting debt securities or any securities convertible into, or exchangeable or exercisable for, any such shares of capital stock or voting debt securities; provided, however, that CSLC and its Subsidiaries shall be permitted to consummate any of the foregoing transactions solely to the extent necessary to facilitate consummation of the Merger and otherwise to the extent that consummation of any such transactions would not reasonably be likely to have a Dilutive CSLC Effect.

                  (d) Governing Documents. Neither the Company, CSLC, Sub, the Trust, nor any of their respective Subsidiaries, shall amend or restate or propose to amend or restate its Articles of Incorporation, Operating Agreement, Trust Agreement, By-laws or any analogous organizational or constituent instruments, except to the extent necessary to facilitate consummation of the Merger.

                  (e)      No Solicitation.

                           (i)  Until  the  termination  of  this  Agreement  in
accordance with Article VII hereof, the Company and its Subsidiaries shall not, directly or indirectly, and the Company shall use its best efforts to ensure that the respective officers, directors and employees of the Company and its Subsidiaries, and its best efforts to ensure that any investment banker, financial advisor, attorney, accountant, broker or other representative or agent retained by or authorized to act on behalf of it or any of its Subsidiaries shall not, directly or indirectly (A) solicit, initiate, facilitate or encourage (including by way of furnishing information or assistance) the submission or receipt of any "Acquisition Proposal" (as defined below) or (B) participate or engage in negotiations or discussions, disclose any material non-public information relating to the Company or any of its Subsidiaries, or afford access to the properties, books or records of the Company or any of its Subsidiaries, in connection with any Acquisition Proposal (or propose or agree to do any of the foregoing); provided that if the Company Board determines, based upon the advice of outside legal counsel, that the failure to engage in such negotiations or discussions, furnish or disclose such information or afford such access would be inconsistent with the fiduciary duties of the Company Board under applicable law, then the Company, in response to an Acquisition Proposal, may furnish and disclose such material non-public information and afford such access with respect to the Company and its Subsidiaries and may fully participate in discussions and negotiations regarding such Acquisition Proposal and conduct all such due diligence and do all acts and things and incur all such expenses necessary to become deliberately and fully informed as to the nature, material terms and likelihood of consummation of the Acquisition Proposal; provided, further, however, that, in connection therewith, the Company and the potential acquiring party shall enter into a customary confidentiality and "standstill" agreement of not less than two years' duration and such agreement otherwise shall be no less restrictive in tenor or scope than that certain Letter Agreement dated March 9, 1998, among the Company, CSLC and the other parties signatory thereto (the "CSLC Letter Agreement").

         For purposes of this Section 4.1(e), "Acquisition Proposal" means any inquiry, expression of interest, letter of intent, memorandum of understanding, term sheet, offer or proposal from any person or entity (including any "group" within the meaning of Rule 13d-5 under the Exchange Act) relating to any direct or indirect acquisition, lease, sale or other similar transaction (whether in a single transaction or series of related transactions) of 20% or more of the consolidated assets of the Company or 20% or more of any class or series of equity securities of the Company or any of its Subsidiaries, any tender offer or exchange offer which, if consummated, would result in any person or entity (including any "group" referred to above) beneficially owning 20% or more of any class or series of equity securities of the Company or any of its Subsidiaries, and any merger, consolidation, business combination, sale or other transfer of assets substantially as an entirety, recapitalization, exchange, liquidation, dissolution, divestiture, reorganization or other extraordinary corporate transaction involving the Company or any of its Subsidiaries, other than the transactions contemplated by this Agreement and the Merger.

         Anything to the contrary in this Section 4.1(e) notwithstanding, nothing contained in this Section 4.1(e) shall prohibit the Company or the Company Board from taking and disclosing to the holders of Company Common Stock pursuant to Rules 14d-9 and 14e-2(a) and Regulations 14A and 14C under the Exchange Act, a position with respect to a tender or exchange offer or solicitation of proxies conducted by a third party or from making such disclosure to holders of the Company Common Stock, or otherwise, as may be required by applicable law (including, without limitation, requirements of the Exchange Act and the regulations promulgated thereunder, the regulations of any national securities exchange registered pursuant to Section 6 of the Exchange Act or U.S. inter-dealer quotation system of a registered national securities association, or Sections 13.1-770 through and including 13.1-775 of the Va Act); provided that neither the Company nor the Company Board (or any special or other committee thereof) shall, except as set forth in Sections 4.1(e)(ii) or 5.3, withdraw, modify or change (or propose to withdraw, modify or change) its recommendation of approval of this Agreement and the Merger or approve or recommend (or propose to approve or recommend) an Acquisition Proposal.

                  (ii) Except as provided in the next sentence and in Section 5.3, neither the Company nor the Company Board (or any special or other committee thereof) shall (A) withdraw, modify or change (or propose to withdraw, modify or change) in a manner adverse to CSLC, the recommendation by the Company Board (or any such committee) of the approval of this Agreement and the Merger,
(B) approve or recommend  (or propose to approve or  recommend)  an  Acquisition
Proposal, or (C) cause the Company to enter into a definitive agreement with respect to an Acquisition Proposal. Notwithstanding the immediately preceding sentence, if the Company Board determines, based upon the advice of outside legal counsel, that the failure to take any of the actions contemplated by the immediately preceding sentence would be inconsistent with the fiduciary duties of the Company Board under applicable law, then the Company Board may withdraw, modify or change its recommendation of approval of this Agreement and the Merger, affirmatively approve or recommend a "Superior Proposal" (as defined below), or cause the Company to enter into an agreement with respect to a Superior Proposal; provided, that, in the case of approving, recommending or causing the Company to enter into an agreement with respect to a Superior Proposal, such approval, recommendation or execution and delivery shall occur not earlier than the seventh day next following CSLC's receipt of written notice (by facsimile) advising CSLC that the Company Board has received a Superior Proposal, specifying the material terms and conditions thereof (including, without limitation, the price, structure, tax and accounting treatment, financing requirements (if any), requisite regulatory consents and approvals (if any) and the anticipated timing of receipt of such approvals and, if then known, the approximate anticipated date of consummation thereof) and identifying the person(s) making such Superior Proposal.

         For purposes of this Agreement, a "Superior Proposal" means any written Acquisition Proposal to acquire, directly or indirectly (whether in a single transaction or series of related transactions), for consideration consisting of cash, securities and/or other property, 50% or more of the Company Common Stock then outstanding or 50% or more of the consolidated assets of the Company, upon terms and subject to conditions which the Company Board determines in its good faith judgment (based upon the advice of an investment banking firm of nationally recognized reputation) to be more favorable from a financial point of view to the holders of the Company

Common Stock than the Merger, and in respect of which external financing, if required to be obtained by the acquiring person or entity, either then is fully committed (pursuant to a customary commitment letter) or, in the good faith judgment of the Company Board (based upon the advice of said investment banking firm), obtainable by the acquiring person or entity based upon the creditworthiness of such person or entity.

                           (iii)   In addition to the obligations of the Company
set forth in Sections 4.1(e)(i) and (ii), the Company shall notify CSLC in writing (by facsimile) within three days of the Company's receipt of any request for information or of the receipt of any Acquisition Proposal, or any communication with respect to (or which reasonably would be expected to result
in) an Acquisition Proposal, and the material terms and conditions of such request, Acquisition Proposal or communication (to the same extent set forth parenthetically in the proviso to the second sentence of Section 4.1(e)(ii)). The Company shall inform CSLC of the status and details of (including amendments or proposed amendments to) any such request, Acquisition Proposal or communication. In addition, the Company promptly shall provide to CSLC any due diligence information in respect of the Company furnished to the party making the Acquisition Proposal.

                           (iv) In the event that the Company releases any third
party from its obligations under any standstill agreement or arrangement relating to an Acquisition Proposal or otherwise under any confidentiality or other similar agreement relating to information material to the Company or any of its Subsidiaries, the Company shall simultaneously release CSLC from its obligations and restrictions under the CSLC Letter Agreement.

                  (f) No Acquisitions. The Company shall not, nor shall it permit any of its Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or corporation, partnership, limited liability entity, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets, in each case, which are material, individually or in the aggregate, to the Company and its Subsidiaries taken as a whole. CSLC shall not, nor shall it permit any of its Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or assets of, or by any other manner, any business or any corporation, partnership, limited liability entity, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets if the consummation of any such transactions would reasonably be likely to have a Dilutive CSLC Effect; provided, however, that Sub and Trust shall not, under any circumstances, enter into any such transactions; and provided, further, however, that CSLC and its Subsidiaries (other than Sub and Trust) may enter into any transaction of the type described in the immediately preceding sentence (irrespective of any Dilutive CSLC Effect) if the transaction consideration does not exceed $75,000,000 and such transaction does not otherwise violate with respect to CSLC any other provision of this Section 4.1.

                  (g) No Dispositions. The Company shall not, nor shall the Company permit any of its Subsidiaries to sell, lease, encumber or otherwise dispose of or agree to sell, lease, encumber or otherwise dispose of, any of its assets, which are material to the Company and its Subsidiaries taken as a whole. CSLC shall not, nor shall CSLC permit any of its Subsidiaries to sell or otherwise dispose of all or substantially all of its assets.

                  (h) Indebtedness. Other than the indebtedness and the transactions contemplated by that certain Term Loan Agreement dated September 29, 1998, between the Company, ILM Holding, ILM I Lease Corporation ("ILM I Lease Co") and Fleet National Bank (the "Fleet Agreement"), a true and complete copy of which agreement has been made available to CSLC for inspection, the Company shall not, nor shall the Company permit any of its Subsidiaries to, incur, assume or guarantee any indebtedness for borrowed money. CSLC shall not, nor shall CSLC permit any of its Subsidiaries to, incur, assume or guarantee any indebtedness for borrowed money if such incurrence, assumption or guarantee would reasonably be likely to have a Dilutive CSLC Effect. Notwithstanding the foregoing, CSLC and its Subsidiaries (other than Sub and the Trust) may incur, assume or guarantee any indebtedness for borrowed money if such incurrence, assumption or guarantee (i) constitutes refinancing indebtedness for borrowed money of CSLC or any of its Subsidiaries in existence as of the date hereof (and to the extent such refinancing indebtedness does not exceed the principal amount of the refinanced indebtedness) or (ii) otherwise does not exceed $75,000,000. It is acknowledged by the parties hereto that any operating deficit guaranty in a property management agreement and any guaranty thereof shall not constitute "indebtedness for borrowed money" as used in this Section 4.1(h).

                  (i) Other Actions. Neither the Company, CSLC, Sub nor the Trust shall, nor shall the Company, CSLC, Sub or the Trust permit any of its Subsidiaries to, take any action that would or reasonably would be likely to result in any of its representations and warranties set forth in this Agreement being untrue as of the date made (to the extent so limited) or any of the conditions to the Merger set forth in Article VI hereof not being satisfied.

                  (j) Advice of Changes; SEC Filings. Each of the Company and CSLC shall confer on a regular basis with the other, report on operational matters and promptly advise the other orally and in writing of any change or event having, or which insofar as reasonably can be foreseen would have, a Material Adverse Effect or a CSLC Material Adverse Effect. Each of the Company and CSLC promptly shall provide the other with true and complete copies of all filings made by it with any Governmental Entity in connection with this Agreement, the Merger and the transactions contemplated hereby and thereby.

                  (k) Company Comfort Letter. The Company shall use its reasonable best efforts to cause to be delivered to CSLC a letter from its independent public accountants dated a date within two business days next preceding the date on which the Form S-4 is anticipated (pursuant to requests for acceleration theretofore submitted to the staff of the SEC pursuant to Rule 461 under the Securities Act) to be declared effective by order of the SEC and addressed to CSLC's Board of Directors in form and substance reasonably satisfactory to CSLC and customary in scope for letters delivered by independent public accountants.

                  (l)      Certain Other Actions.

                           (i) From time to time prior to the Closing  Date, the
Company and CSLC promptly shall supplement or amend the Schedules to this Agreement theretofore prepared by it with respect to any matter which, if existing as of the date hereof, would be required to be set forth therein. It is hereby agreed that no such supplement or amendment shall be deemed to or constitute a cure of any breach of any representation or warranty by the applicable party unless all of the non- breaching parties agree thereto in writing.

                           (ii) The Company and CSLC shall, and shall cause each
of their Subsidiaries to, duly and timely file all reports, Federal, state and local tax returns and other documents required to be filed with Federal, state, local and other authorities, subject to extensions permitted by applicable law; provided that, in the case of the Company and ILM Holding, such extensions do not adversely affect the status of the Company or ILM Holding as a qualified REIT under the Code.

                           (iii) The  Company and CSLC shall not and each of the
Company and CSLC shall cause its Subsidiaries not to, make or rescind any express or deemed election relative to taxes (unless, in the case of the Company or ILM Holding, it is required by law or necessary to preserve the status of the Company or ILM Holding as a REIT for Federal income tax purposes).

                           (iv) The Company and CSLC  promptly  shall notify the
other party of any action, suit, proceeding, claim or audit pending against or with respect to such party or its Subsidiaries in respect of any Federal, state or local taxes where there is a reasonable probability of a determination or decision by a relevant authority which would materially increase the tax liabilities of such party, and neither the Company nor CSLC shall change any of the tax elections, accounting methods, conventions or principles which relate to such party or its Subsidiaries that insofar as reasonably could be foreseen would materially increase such party's liabilities.

                           (v) The  Company  shall,  and shall cause ILM Holding
to, take (or refrain from taking, as applicable) such action(s) as are necessary to maintain the status of each of the Company and ILM Holding as a REIT for Federal income tax purposes, through the Closing Date.

                  (m) Facilities Lease Agreement. Immediately prior to the Effective Time, the Company shall cause that certain Facilities Lease Agreement, dated September 1, 1995 (the "Lease Agreement"), between ILM Holding and ILM Lease Co. to be terminated without any cost or expense to any of the Company, ILM Holding, CSLC, Sub or the Surviving Entity. From the date hereof, through and including the date of termination of the Lease Agreement, the Company shall not, nor shall it permit any of its Subsidiaries to, amend the Lease Agreement or waive the performance by ILM Lease Co of any of its duties or obligations under the Lease Agreement.

                  (n) Fleet Agreement. From the date hereof through and including the Effective Time, neither the Company nor any of its Subsidiaries shall draw down or borrow any monies pursuant to the Fleet Agreement for any purpose other than the reimbursement of expenses incurred by the Company or its Subsidiaries in respect of the construction of expansions on the existing Senior Housing Facilities.

                  (o) Contribution and Liquidation. All assets and properties owned, leased and operated by ILM Holding and all receivables due to ILM Holding from any person or entity, in each case shall be transferred, contributed and assigned to the Company, and immediately prior to the Merger, ILM Holding shall be liquidated or merged with and into the Company in a transaction pursuant to
Section 332 of the Code, and as a result of such merger or liquidation, the separate corporate existence of ILM Holding shall have been terminated and the Company thereupon shall own all of the assets of ILM Holding.

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

         SECTION 5.1 Preparation of S-4 and the Proxy Statements. CSLC, the Trust and the Company shall cooperate to mutually prepare and file with the SEC, as promptly as reasonably practicable after the date hereof, the Form S-4 and each of the Company Proxy Statement and the CSLC Proxy Statement/Prospectus contained therein. The Company and CSLC shall use their best efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing. CSLC, Sub and the Trust also shall take all such lawful action (other than qualifying to do business or subjecting itself to taxation in any jurisdiction in which it is now not so qualified or subject) required to be taken under any applicable state securities or "blue sky" laws in connection with the issuance and payment of the Convertible Securities Consideration and the Company shall furnish all information concerning it and the holders of the Company Common Stock as may reasonably be requested in connection with such action.

         SECTION 5.2 Access to Information. Upon reasonable notice, the Company and CSLC each shall (and shall cause each of its Subsidiaries to) afford to the officers, employees, accountants, counsel and other agents and representatives of the other, access, during normal business hours during the period from the date hereof until the Effective Time, to all of its properties, books, contracts, commitments and records (including, without limitation, using its best efforts to afford access to, the audit work papers of the independent auditor of each of the Company and CSLC) and, during such period, the Company and CSLC each shall (and shall cause each of its Subsidiaries to) furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the Securities Act, the Exchange Act and the Trust Indenture Act and (b) all other information concerning its business, properties and personnel as such other party reasonably may request. Each of the Company and CSLC shall waive any accountant/client privilege that may exist, and take all other necessary action, to ensure the delivery by the independent auditor of the Company and CSLC of audit work papers to the party requesting such information. Unless otherwise required by law, the parties shall hold all such information which is non-public or otherwise proprietary in confidence until such time as such information otherwise becomes publicly available through no wrongful act of either party. In the event of termination of this Agreement for any reason, each party promptly shall return all non-public and proprietary information obtained from any other party, and any copies made of (and other extrapolations from or work product or analyses based on) such documents, to such other party.

         SECTION 5.3 Stockholders' Meetings. Each of the Company and CSLC shall duly notice and convene as promptly as practicable after the date hereof the Company Stockholders' Meeting and the CSLC Stockholders' Meeting for the purpose of voting upon the adoption of this Agreement and the Merger (and the transactions contemplated hereby and thereby). Each of the Company (through the Company Board) and CSLC (through CSLC's Board of Directors) shall recommend to the holders of Company Common Stock and CSLC Common Stock, respectively, the approval and adoption of all such matters; and shall use its best efforts to solicit and, if necessary, resolicit the vote of the holders of not less than 66-2/3% of the Company Common Stock in favor of adoption of this Agreement and the Merger and the requisite vote of the holders of CSLC

Common Stock (including, if necessary, adjourning or postponing, and subsequently reconvening, the Company Stockholders' Meeting and the CSLC Stockholders' Meeting for the purpose of obtaining such votes and engaging proxy solicitation professionals); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Company Board may withdraw, modify or change such recommendation (including in a manner adverse to CSLC) under the circumstances set forth in the second sentence of Section 4.1(e)(ii) without any liability or obligation to CSLC (except as set forth in Section 5.7(b)).

         The Company may, if it withdraws, modifies or changes its recommendation under the circumstances set forth in the second sentence of
Section 4.1(e)(ii), delay the filings or mailing, as the case may be, of the Company Proxy Statement or the convening of the Company Stockholders' Meeting, in each case to the extent necessary to revise the Company Proxy Statement to reflect such withdrawal, modification or change and to provide the minimum notice thereof required under applicable law or the Company's Articles of Incorporation or By-laws.

         SECTION 5.4 Consents and Approvals. Each of the Company and CSLC shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Merger (including furnishing all information in connection with approvals of or filings with any Governmental Entity) and shall cooperate with and furnish information to each other in connection with any such requirements imposed upon it or any of its Subsidiaries in connection with the Merger. Each of the Company and CSLC shall, and shall cause its Subsidiaries to, take all reasonable actions necessary to obtain (and shall cooperate with the other in obtaining) each consent, authorization, order or approval of, and each exemption by, each Governmental Entity and other person or entity, required to be obtained or made by the parties hereto or any of their respective Subsidiaries in connection with this Agreement and the Merger or the taking of any action contemplated hereby or thereby.

         SECTION 5.5 Reservation of Shares; Validity of Shares; Stock Exchange Listing. Promptly after the date hereof, CSLC and the Trust shall prepare and submit to the NYSE a listing application covering the Convertible Securities to be issued in the Merger (and the maximum number of shares of CSLC Common Stock issuable upon the conversion thereof) and shall use its best efforts to cause all such shares to be duly approved for listing on the NYSE at or prior to the Effective Time. All shares of CSLC Common Stock issued upon conversion of the Convertible Securities, when so issued, shall be duly and validly authorized, fully paid and non-assessable.

         CSLC shall at all times from and after the date hereof duly authorize and reserve for issuance the maximum number of shares of CSLC Common Stock which shall be issuable upon the conversion, in full, of all then outstanding Convertible Securities.

         SECTION 5.6 Employee Benefit Plans. The Company agrees that the Company Benefit Plans in effect on the date hereof shall, to the extent practicable, remain in effect until otherwise determined after the Effective Time and, to the extent such Company Benefit Plans are not continued, it is the current intention of the parties that benefit plans which are no less favorable, in the aggregate, to the employees covered by such plans shall be provided by CSLC.

         SECTION 5.7       Expenses; Liquidated Damages.

                           (a) Except as hereafter provided in this Section 5.7,
all fees and expenses incurred in connection with the preparation, execution and delivery of this Agreement (including all Exhibits hereto and instruments and agreements prepared and delivered in connection herewith), the Merger and the transactions contemplated hereby and thereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated or abandoned.

                           (b) Provided that none of CSLC, Sub or the Trust then
is in material breach of any of its representations, warranties or agreements under this Agreement, the Company shall pay or cause to be paid to CSLC all of "CSLC's Expenses" (as hereinafter defined) if this Agreement shall be terminated by CSLC pursuant to Section 7.1(e)(i).

         Provided that none of CSLC, Sub or the Trust then is in material breach of any of its representations, warranties or agreements under this Agreement, if this Agreement shall be terminated pursuant to Sections 7.1(f) or 7.1(g), then the Company shall pay (or cause to be paid) to CSLC by wire transfer of same day funds to an account designated in writing by CSLC to the Company a termination fee in the amount of $3,835,600, together with CSLC's Expenses, which fee and expenses shall be payable by the Company not later than the third business day next following the date of termination of this Agreement pursuant to either
Section 7.1(f) or 7.1(g).

         In addition, provided that none of CSLC, Sub or the Trust then is in material breach of any of its representations, warranties or agreements under this Agreement, if this Agreement shall be terminated pursuant to Section 7.1(b)(i) due to a material breach by the Company of Section 4.1(e) (and not in respect of any other material breach by the Company of any other provision of this Agreement) and prior to the expiration of the 16-month period next following the date of such termination, a "Third Party Acquisition" (as hereinafter defined) is consummated, then the Company shall pay or cause to be paid to CSLC by wire transfer of same day funds to an account designated in writing by CSLC to the Company, a termination fee in the amount of $3,835,600, together with CSLC's Expenses which fee and expenses shall be payable by the Company on the date of consummation of such Third Party Acquisition (if and only if such Third Party Acquisition shall be consummated prior to the expiration of the 16-month period next following the date of such termination).

         It is  expressly  agreed that the  amounts to be paid  pursuant to this
Section 5.7(b) represent liquidated damages negotiated at arm's-length and do not constitute, and are not intended by the parties to operate as, a penalty.

                           (c)   The cost of preparing, printing and mailing the
Form S-4, the Company Proxy Statement and the CSLC Proxy Statement/Prospectus shall be borne equally by the Company and CSLC.

                           (d)   The Company shall promptly pay  or cause  to be
promptly paid (not later than 10 days after submission of reasonably itemized invoices or other reasonable documentary evidence therefor) by wire transfer of same day funds to CSLC, CSLC's Expenses if this Agreement shall be terminated under any of the circumstances set forth in this Section 5.7(b).

                           (e)  For  purposes of  this  Section 5.7,  (i) "Third
Party Acquisition" means the occurrence of any of the following events: (A) the acquisition of the Company by means of merger, business combination or otherwise by any person or entity (including any "group" within the meaning of Rule 13d-5 under the Exchange Act) other than CSLC, Sub, the Trust or any Subsidiary or affiliate thereof ("Third Party"), (B) the transfer, lease, sale or other similar disposition to or acquisition by a Third Party of 20% or more of the consolidated assets of the Company, or (C) the transfer to or acquisition by a Third Party of 20% or more of the outstanding shares of Company Common Stock; and (ii) "CSLC's Expenses" means fees and out-of-pocket expenses reasonably and actually incurred and paid by or on behalf of CSLC in connection with this Agreement, the Merger and the consummation of the transactions contemplated hereby or thereby, including all reasonable fees and expenses of outside legal counsel, accountants, experts, financial advisors and consultants to CSLC, in an aggregate amount not to exceed $1,000,000.

         SECTION 5.8 Brokers or Finders. Each of CSLC and the Company covenants as to itself, its Subsidiaries and its affiliates, that no agent, broker, investment banker, financial advisor or other person or entity is or will be entitled to receive any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except for Schroder & Co. Inc., whose fees and expenses shall be fully paid for by the Company in accordance with the Company's agreement with such firm (true and complete copies of which have been delivered by the Company to CSLC), and Lehman Brothers, whose fees and expenses shall be fully paid for by CSLC in accordance with CSLC's agreement with such firm (true and complete copies of which have been delivered by CSLC to the Company). Each of CSLC and the Company hereby agrees to indemnify and hold harmless the other from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or its affiliate.

         SECTION 5.9 Board of Directors. Prior to the Effective Time, CSLC shall have taken all requisite corporate action and obtained all requisite approvals of the holders of CSLC Common Stock to increase the size of CSLC's Board of Directors (the "CSLC Board") by at least three directors and to cause the three nominees designated by the Company (as set forth in the Letter Agreement dated February 7, 1999 between CSLC and the Company) to serve as CSLC directors in respect of the vacancies created by such increase, for initial terms commencing at the Effective Time and expiring on the dates of CSLC's first, second, and third annual meeting of stockholders, respectively, next following the date hereof, until their successors are duly elected and qualified.

         SECTION 5.10 Indemnification; Directors' and Officers' Insurance. (a) The Company shall, and from and after the Effective Time, CSLC and the Surviving Entity shall, indemnify, defend and hold harmless each person who is now, or at any time prior to the date hereof has been or who becomes prior to the Effective Time, an officer, director or employee of the Company or any of its Subsidiaries (the "Indemnified Parties") from and against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party (which approval shall not unreasonably be withheld) of or in connection with any claim, action, suit, proceeding, case or investigation ("Action") based in whole or in part on or arising in whole or in part out of or in connection with the fact that such person is or was a director, officer or employee of the Company or any Subsidiary, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the

Effective Time ("Indemnified Liabilities") and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of or in connection with this Agreement, the Merger or any of the transactions contemplated hereby or thereby, in each case to the fullest extent a corporation is permitted under applicable law to indemnify its own directors, officers and employees, as the case may be and CSLC and the Surviving Entity, as the case may be, shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the fullest extent permitted under applicable law upon receipt of any undertaking contemplated by applicable law. Without limiting the foregoing, if any such claim, action, suit, proceeding or investigation is commenced or instituted against any Indemnified Party (whether arising before or after the Effective Time), (i) the Indemnified Parties may retain counsel satisfactory to them and the Company (or satisfactory to them and CSLC and the Surviving Entity after the Effective Time); (ii) the Company (or after the Effective Time, CSLC and the Surviving Entity) shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as reasonably itemized statements therefor are received; and (iii) the Company (or after the Effective Time, CSLC and the Surviving Entity) shall use best efforts to assist in the vigorous defense of any such matter, provided that neither the Company, CSLC nor the Surviving Entity shall be liable for any settlement of any claim effected without its written consent (which consent shall not unreasonably be withheld). Any Indemnified Party electing to claim indemnification under this Section 5.10, upon learning of any such Action, shall promptly notify the Company, CSLC or the Surviving Entity of such election (but the failure so to notify the Company shall not relieve it from any liability which it may have under this Section 5.10, except to the extent such failure materially prejudices it or if it otherwise forfeits substantive rights and defenses as a result of such failure), and shall deliver to the Company (or after the Effective Time, to CSLC and the Surviving Entity) the undertaking contemplated by applicable law. The Indemnified Parties as a group may retain only one firm of legal counsel to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict in respect of any significant issue between the positions of any two or more Indemnified Parties.

                           (b)   For a period of seven years after the Effective
Time, CSLC shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by the Company and its Subsidiaries (provided that CSLC may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts or events which occurred before the Effective Time to the extent available on commercially reasonable terms.

                           (c)  The provisions of this Section 5.10 are intended
to be for the benefit of, and shall be enforceable by, each Indemnified Party, his heirs and his representatives.

         SECTION 5.11      Proposed Simultaneous Acquisition.

                           (a)  The Company hereby acknowledges that it has been
advised by CSLC that CSLC, substantially simultaneously with the execution and delivery of this Agreement, is entering into an Agreement and Plan of Merger (the "ILM II Merger Agreement") of even date herewith, among CSLC, Sub, the
Trust and ILM II Senior Living, Inc. ("ILM II"), pursuant to which, upon the terms and subject to the conditions thereof, ILM II will merge with and into Sub and Sub will be the surviving corporation in such merger (the "ILM II Merger").

                           (b)      CSLC, the Company, the Trust and  Sub hereby
acknowledge and agree that it shall not be a condition to the respective obligations of any party to this Agreement to effect the Merger (and the transactions contemplated thereby) that the ILM II Merger Agreement shall have been approved by the stockholders of ILM II or CSLC, as applicable, or that the ILM II Merger (and the transactions contemplated thereby) shall have been consummated.

                           (c)  Notwithstanding   anything   to   the   contrary
contained herein, the Company shall cooperate with all reasonable requests of CSLC to coordinate the timing of the Company Stockholders' Meeting and the meeting of stockholders required in respect of the ILM II Merger; provided, however, that the Company shall not be required to agree to any material delay of the Company Stockholders' Meeting for any reason relating to the timing of the ILM II stockholders meeting or any other matters related to the ILM II Merger. The Company shall provide CSLC with all financial and other data regarding the Company as reasonably may be requested by CSLC in connection with the preparation of any proxy statement/prospectus relating to the ILM II Merger.

                           (d)      (i) If this Agreement is terminated and  the
ILM II Merger has been consummated, the Company covenants and agrees to sell, transfer and convey, or cause to be sold, transferred and conveyed, all of its or its Subsidiary's right, title and interest in that certain property owned 75% in fee by ILM Holding and situated in Santa Barbara, California (the "Santa Barbara Property") to the surviving entity (or its designee) in the ILM II Merger. The purchase price to be paid for the Santa Barbara Property shall be the appraised value of the Santa Barbara Property (as hereinafter defined) multiplied by the percentage ownership of the Santa Barbara Property held by the Company or its Subsidiary.

                                    (ii)  The closing of the  sale of the  Santa
Barbara Property shall occur at such time and place as shall be mutually agreed upon by the parties; but in no event later than 90 days subsequent to the consummation of the ILM II Merger. At such closing, upon receipt of the purchase price for the Santa Barbara Property, the Company shall, or shall cause, the Santa Barbara Property to be conveyed, free and clear of all liens, claims and encumbrances, pursuant to customary documentation.

                                    (iii) For purposes of this Section  5.11(d),
the "appraised value of the Santa Barbara Property" shall mean the fair market value of the Santa Barbara Property as determined by the appraisal process set forth herein. The Company and CSLC shall each appoint one independent nationally recognized asset appraisal firm within 15 days of consummation of the ILM II Merger. If one party fails to appoint an appraiser within such 15 day period, the appraiser appointed by the other party shall determine the fair market value of the Santa Barbara Property. If the two appraisers fail to agree upon the fair market value of such property within 60 days of their appointment and the difference between the appraisals is 10% or less of the amount of the higher appraisal, then the appraisals shall be averaged and that average shall be the fair market value of the Santa Barbara Property. If the difference between the appraisals is greater than 10% of the higher appraisal, such two appraisers shall then mutually appoint a third independent nationally recognized asset appraisal firm and the amount designated by such mutually selected appraiser shall be the fair market value of the Santa Barbara Property.

         SECTION 5.12 Additional Agreements; Best Efforts. Upon the terms and subject to the conditions of this Agreement, each of the Company, CSLC, the Trust and Sub agrees to use its best efforts to take (or cause to be taken or cause to be done), all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, subject to the receipt of the Company Stockholder Approval Condition and the CSLC Stockholder Approval Condition, including, without limitation, cooperating fully with the other party, including by provision of information and making all necessary filings in connection with, among other things, any Governmental Entity approval, and including the issuance of shares of Convertible Securities (and CSLC Common Stock upon conversion of the Convertible Securities) in the Merger. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Entity with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Constituent Corporations, the proper officers and directors of each party to this Agreement shall promptly take all such necessary action.

         SECTION 5.13 Conveyance Taxes. CSLC and the Company shall cooperate in the preparation, execution and filing of all tax returns, questionnaires, applications or other documents regarding any conveyance taxes which become payable in connection with the transactions contemplated by this Agreement that are required to be filed prior to the Effective Time.

         SECTION 5.14 Public Announcements. The Company and CSLC shall consult with each other prior to issuing any press release or making any public statement or announcement (whether or not jointly made) with respect to this Agreement and the transactions contemplated hereby and, except as may be required by applicable regulations of any national securities exchange registered pursuant to Section 6 of the Exchange Act or U.S. inter-dealer quotation system of a registered national securities association, the Company or CSLC, as the case may be, shall not issue any such press release or make any such public statement or announcement prior to such consultation.

         SECTION 5.15 Notification of Certain Matters. The Company shall give prompt notice to CSLC, the Trust and Sub and CSLC, the Trust and Sub shall give prompt notice to the Company, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty given by them and contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time,
(ii) any material failure of the Company, CSLC, the Trust or Sub, as the case may be, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any notice of, or other communication relating to, a default (or an event which with notice, lapse of time or both, would become a default) received by it or any of its Subsidiaries subsequent to the date hereof and prior to the Effective Time, under any material agreement or instrument, (iv) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated by this Agreement, or (v) any Material Adverse Effect or CSLC Material Adverse Effect (other than changes resulting from general economic conditions or conditions relating generally to the senior living industry) shall have occurred or reasonably be likely to occur; provided, however that the delivery of any notice pursuant to this Section 5.15 shall not cure any breach or noncompliance under this Agreement or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         SECTION 5.16 Company Taxes. The actual distributions from the Company to its shareholders following its most recent taxable year end through the Closing Date plus its deemed liquidating distribution of the Company resulting from the Merger for federal income tax purposes will eliminate its "REIT taxable income" (as that term is defined in Section 857(b)(2)) from its most recent taxable year end through the Closing Date, including, without limitation, gain from the deemed sale of assets by the Company to CSLC for federal income tax purposes.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

         SECTION 6.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to consummate the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

                  (a) Stockholder Approval. This Agreement and the Merger shall have been adopted by the affirmative vote of the requisite holders of the Company Common Stock and of the CSLC Common Stock.

                  (b) Other Approvals. All authorizations, consents, orders or approvals of, or declarations or filings with, any Governmental Entity the failure to obtain which insofar as reasonably can be foreseen would have a Material Adverse Effect or a CSLC Material Adverse Effect, shall have been duly and timely filed and obtained and all applicable waiting periods, if any, pursuant to the HSR Act shall have expired or been early terminated.

                  (c) Form S-4. The Form S-4 shall have become effective under the Securities Act by order of the SEC and shall not be the subject of any stop order or similar proceedings and CSLC shall have received all state securities law or "blue sky" permits and authorizations necessary to issue and pay the Merger Consideration in accordance with the terms of this Agreement.

                  (d) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other similar order issued by any court of competent jurisdiction or Governmental Entity preventing, materially delaying or impairing consummation of the Merger shall be in effect.

                  (e) Redemption of Holding Preferred Stock. All shares of Holding Preferred Stock shall have been redeemed at a price per share not to exceed the stated liquidation preference thereof, together with all unpaid dividends thereon accrued through the date next preceding the Closing Date.

                  (f) State Takeover Laws. Consummation of the transactions contemplated by this Agreement and the Merger shall not be subject to the provisions of any State Takeover Laws.

                  (g) Opinion of Counsel. The Company and CSLC shall have received a written opinion of special Delaware counsel, dated the Closing Date, to the effect that the Trust is a duly created and validly existing business trust in good standing under the Delaware Business Trust Act, 12 Del. C. ss.ss.3801 et seq. The cost of such opinion shall be borne equally by the Company and CSLC.

         SECTION 6.2 Conditions of Obligations of CSLC and Sub. The obligations of CSLC and Sub to consummate the Merger are subject to the satisfaction of the following conditions unless waived in writing by CSLC and Sub:

                  (a) Representations and Warranties. All of the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties that (i) expressly speak only as of a specific date or time which need only be true and correct as of such date and time, and
(ii) by their terms are qualified by materiality or any analogous limitation on scope which, for purposes of this Section 6.2(a), shall be true and correct in all respects), and CSLC shall have received a certificate signed on behalf of the Company by its chief executive officer or the chief financial officer to such effect.

                  (b) Performance of Obligations of the Company. The Company shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and CSLC shall have received a certificate signed on behalf of the Company by its chief executive officer or chief financial officer to such effect.

                  (c) Consents. The Company shall have obtained the consent or approval of each person or entity whose consent or approval shall be required to permit the succession by the Surviving Entity in the Merger to any obligation, right or interest of the Company or any Subsidiary of the Company under any agreement or instrument, except for those the failure of which so to obtain would not in the reasonable opinion of CSLC, have (i) a Material Adverse Effect or (ii) a CSLC Material Adverse Effect, upon the consummation of the transactions contemplated by the Agreement and the Merger.

                  (d) Nonforeign Status. The Company shall have delivered a certificate of Non- Foreign Status which meets the requirements of Treasury Regulation Section 1.1445-2, duly executed and acknowledged, certifying that the Company is not a foreign person for United States income tax purposes.

                  (e) Domestically Controlled Status Certificate. The Company shall have delivered a certificate certifying that the Company is a domestically controlled REIT within the meaning of Section 897(h)(4)(B).

         SECTION 6.3 Conditions of Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction of the following conditions unless waived in writing by the Company:

                  (a) Representations and Warranties. The representations and warranties of CSLC and Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties that (i) expressly speak only as of a specific date or time which need only be true and correct as of such date and time, and (ii) that, by their terms are qualified by materiality or any analogous limitation on scope which, for purposes of this
Section 6.3 (a), shall be true and correct in all respects) and the Company shall have received a certificate signed on behalf of CSLC by its chief executive officer or the chief financial officer to such effect.

                  (b) Performance of Obligations of CSLC and Sub. CSLC and Sub shall have performed all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of CSLC by its chief executive officer or chief financial officer to such effect.

                  (c) Consents. CSLC shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of the Company, individually or in the aggregate, have a CSLC Material Adverse Effect, or materially affect the consummation of the transactions contemplated hereby.

                  (d) NYSE Listing. The Convertible Securities (and the maximum number of shares of CSLC Common Stock issuable upon the conversion thereof and the Convertible Subordinated Debentures) shall have been duly authorized and approved for listing on the NYSE, subject to official notice of issuance.

                  (e) Payment of Consideration. CSLC shall have received the proceeds of all financing commitments (true and correct copies of which heretofore have been delivered to the Company), or otherwise demonstrate to the Company satisfactory evidence that CSLC has available all amounts sufficient to pay, in full, the Cash Consideration and all fees and expenses contemplated by this Agreement in respect of the transactions described herein.

                  (f) Opinion of CSLC's Counsel. The Company shall have received an opinion of CSLC's counsel, in a form reasonably satisfactory to the Company, dated the Closing Date, to the effect that (i) neither CSLC nor any of its Subsidiaries is an "investment company," a "company controlled" by an
"investment company" within the meaning of, or otherwise subject to any provisions of, the Investment Company Act, and (ii) the Convertible Securities have been duly authorized for issuance, and when issued, the Convertible Securities will be validly issued, fully paid and non-assessable undivided beneficial interests in the Trust, and (iii) the Convertible Subordinated
Debentures have been duly authorized for issuance, and when issued, the Convertible Subordinated Debentures will be validly issued and owned by the Trust.

                  (g) Trust Agreement, Indenture and Guarantee. The Restated Trust, the Indenture and the Guarantee shall have been executed and delivered by CSLC, the Sub and the Trust, to the extent a party thereto and by all other parties thereto substantially in the form of Exhibit A-1, B-1 and C-1, respectively.

                                   ARTICLE VII
                            TERMINATION AND AMENDMENT

         SECTION 7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the holders of Company Common Stock or by the holders of CSLC Common Stock:

                  (a) by the mutual written consent of CSLC and the Company;

                  (b) by (i) CSLC if there has been a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement which has not been cured within 20 business days next following receipt by the Company of notice of such breach, or (ii) the Company if there has been a material breach of any representation, warranty, covenant or agreement on the part of CSLC, Sub or the Trust set forth in this Agreement which has not been cured within 20 business days next following receipt by CSLC of notice of such breach;

                  (c) by either CSLC or the Company if any permanent injunction or other order of a court, Governmental Entity or other competent authority preventing consummation of the Merger shall have been issued;

                  (d) by either CSLC or the Company if the Merger shall not have been consummated at or prior to 5:00 p.m., Eastern time, on October 31, 1999;

                  (e) by (i) CSLC, if the Company Stockholder Approval Condition shall not have been satisfied by October 31, 1999 or such later date after giving effect to all extensions, if any, of such date or (ii) the Company, if the CSLC Stockholder Approval Condition shall not have been satisfied by October 31, 1999 or such later date after giving effect to all extensions, if any, of such date;

                  (f) by CSLC or Sub if (i) the Company Board (or any special or other committee thereof) shall have withdrawn, modified or changed in a manner adverse to CSLC its recommendation of approval (by the holders of Company Common Stock) of this Agreement or the Merger, or shall have approved or recommended (to the holders of Company Common Stock) a Superior Proposal or (ii) the Company shall have entered into a definitive agreement with respect to an Acquisition Proposal;

                  (g) by the Company, upon entering into a definitive agreement in respect of a Superior Proposal pursuant to Section 4.1(e) hereof; provided that the Company has complied with all provisions of Section 4.1(e), including the notice provisions thereof, and satisfies its payment obligations as provided in Section 5.7; or

                  (h) (i) by CSLC or Sub if there shall have occurred or there shall exist any events, changes, set of circumstances or conditions having, or which reasonably could be likely to have, a Material Adverse Effect or (ii) the Company, if there shall have occurred or there shall exist any events, changes, set of circumstances or conditions having, or which reasonably could be likely to have, a CSLC Material Adverse Effect.

         SECTION 7.2 Effect of Termination. If this Agreement is terminated either by the Company or CSLC as provided in Section 7.1, this Agreement forthwith shall become null and void and there shall be no liability or obligation on the part of CSLC, Sub, the Trust or the Company, or any of their respective officers or directors, except (a) with respect to the last sentence of Section 5.2, and Sections 5.7, 5.8 and 5.11 and (b) to the extent that such termination results from the willful breach by a party hereto of any of its representations, warranties, covenants or agreements set forth in this Agreement, except as provided in Section 8.7.

         SECTION 7.3 Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective boards of directors, at any time before or after approval of the matters presented in connection with the Merger by the holders of Company Common Stock or by the holders of CSLC Common Stock, but, after any such approval, no amendment shall be made which by law requires further approval by such holders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties hereto.

         SECTION 7.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective board of directors, may, to the extent legally permissible, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         SECTION 8.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the agreements contained in Article II and Sections 5.6, 5.8, 5.9, 5.10, 5.11, and 5.12, the last sentence of Section 7.3 and this Article VIII in its entirety which shall survive termination indefinitely.

         SECTION 8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.2):

(a)      if to CSLC, Sub or the Trust, to:
         Capital Senior Living Corporation
         237 Park Avenue, 21st Floor
         New York, New York
         (212) 551-1770 (telephone)
         (212) 551-1774 (facsimile)
         Attention:  Lawrence A. Cohen,
         Vice Chairman and Chief Financial Officer, with copies (which shall not constitute notice pursuant to this Section
8.2) to:

         Capital Senior Living Corporation
         14160 Dallas Parkway
         Suite 300
         Dallas, Texas  75240
         (972) 770-5600 (telephone)
         (972) 661-5403 (facsimile)

         Attention:        James A. Stroud, Co- Chairman and
                           Chief Operating Officer,

- and -

         Jenkens & Gilchrist, P.C.
         1445 Ross Avenue, Suite 2900
         Dallas, Texas  75202
         (214) 855-4500 (telephone)
         (214) 855-4300 (facsimile)

         Attention:  Winston W. Walp, II, Esq.

- and -

         (b)      if to the Company, to:

         ILM Senior Living, Inc.
         28 State Street, Suite 1100
         Boston, Massachusetts  02109
         (617) 573-5035 (telephone)
         (617) 573-5036 (facsimile)

         Attention:        J. William Sharman,
                           Chairman and Chief Executive Officer,

with a copy (which shall not constitute notice pursuant to this Section 8.2) to:

         Greenberg Traurig
         MetLife Building
         200 Park Avenue, 15th Floor
         New York, New York  10166
         (212) 801-9200 (telephone)
         (212) 801-6400 (facsimile)

         Attention:  Clifford E. Neimeth, Esq.

         SECTION 8.3 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to February 7, 1999.

         SECTION 8.4 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile transmission), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by all of the parties hereto and delivered to the other parties; it being hereby understood that all parties need not sign the same counterpart.

         SECTION 8.5 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein, which are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein), the Management Agreement between ILM Lease Co and Capital Senior Management 2, Inc. and Capital Senior Living Inc., and the CSLC Letter Agreement (a) constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof, and (b) except as provided in Section 5.10, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         SECTION 8.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, applicable to contracts executed and performed entirely in such jurisdiction.

         SECTION 8.7 No Remedy in Certain Circumstances. Each party agrees that, should any court, or Governmental Entity or other competent authority hold any provision of this Agreement or portion hereof to be null, void or unenforceable, or order or direct any party to take any action inconsistent herewith or not to take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or thereof or to any other remedy, including, without limitation, limited to money damages, for breach hereof or thereof or of any other provision of this Agreement or portion hereof as a result of such holding or order.

         SECTION 8.8 CSLC Guaranty of Performance. CSLC hereby guarantees the performance by Sub and the Trust of its obligations under this Agreement and the indemnification obligations of the Surviving Entity pursuant to Section 5.10 hereof.

         SECTION 8.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to CSLC or to any direct or indirect wholly-owned Subsidiary of CSLC; provided that no such assignment shall change the amount or nature of the Merger Consideration or relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         SECTION 8.10 Gender and Number Classification. All words used herein, irrespective of the number and gender specifically used, shall be deemed and construed to include or mean any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

         SECTION 8.11 Knowledge. For purposes of this Agreement, "knowledge" "to its knowledge", or analogous expressions, when used with reference to the Company, CSLC and/or any of their respective Subsidiaries, means knowledge of a particular fact or set of circumstances, events or conditions by any executive officer (or employee acting in an analogous capacity) or director of the Company, CSLC or any of their respective Subsidiaries, as applicable, to the extent actually known by any one or more of such persons or, after due inquiry and reasonable investigation by one or more of such persons, should have been known.

         IN WITNESS WHEREOF, CSLC, Sub, the Trust and the Company have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of February 7, 1999.


CAPITAL SENIOR LIVING CORPORATION

By       /s/ Jeffrey L. Beck
         Name:Jeffrey L. Beck
         Title: Chief Executive Officer


CAPITAL SENIOR LIVING ACQUISITION, LLC

By       /s/ Jeffrey L. Beck
         Name:Jeffrey L. Beck
         Title: Chief Executive Officer


CAPITAL SENIOR LIVING TRUST I

By       /s/ Lawrence A. Cohen
         Name:Lawrence A. Cohen
         Title: Trustee


ILM SENIOR LIVING, INC.

By       /s/ J. William Sharman, Jr.
         Name:J. William Sharman, Jr.
         Title: Chairman and President

                                   Exhibit A-1




                  Form of Amended and Restated Trust Agreement

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                      among

                CAPITAL SENIOR LIVING CORPORATION, as Depositor,

               ____________________________, as Property Trustee,

               ____________________________, as Delaware Trustee,

                                       and

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                       DATED AS OF ________________, 1999



                          CAPITAL SENIOR LIVING TRUST I

                                TABLE OF CONTENTS



                                                                                                               Page
ARTICLE 1  - DEFINED TERMS........................................................................................2
         Section 1.1.      Definitions............................................................................2

ARTICLE 2 - ESTABLISHMENT OF THE TRUST...........................................................................11
         Section 2.1.      Name..................................................................................11
         Section 2.2.      Office of the Delaware Trustee; Principal Place of Business...........................12
         Section 2.3.      Organizational Expenses...............................................................12
         Section 2.4.      Issuance of the Preferred Securities..................................................12
         Section 2.5.      Subscription and Issuance; Issuance of the Common Securities..........................12
         Section 2.6.      Declaration of Trust..................................................................13
         Section 2.7.      Authorization to Enter into Certain Transactions......................................13
         Section 2.8.      Assets of Trust.......................................................................17
         Section 2.9.      Title to Trust Property...............................................................17

ARTICLE 3 - PAYMENT ACCOUNT......................................................................................17
         Section 3.1.      Payment Account.......................................................................17

ARTICLE 4 - DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION......................................................17
         Section 4.1.      Distributions.........................................................................17
         Section 4.2.      Redemption............................................................................18
         Section 4.3.      Conversion............................................................................20
         Section 4.4.      Special Event Exchange or Redemption..................................................22
         Section 4.5.      Subordination of Common Securities....................................................24
         Section 4.6.      Payment Procedures....................................................................24
         Section 4.7.      Tax Returns and Reports...............................................................25
         Section 4.8.      Payment of Taxes, Duties, Etc. of the Trust...........................................25
         Section 4.9.      Payments under Indenture..............................................................25

ARTICLE 5 - TRUST SECURITIES CERTIFICATES........................................................................25
         Section 5.1.      Initial Ownership.....................................................................25
         Section 5.2.      The Trust Securities Certificates.....................................................25
         Section 5.3.      Delivery of Trust Securities Certificates.............................................26
         Section 5.4.      Registration of Transfer and Exchange of Preferred Securities. .......................26
         Section 5.5.      Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates....................27
         Section 5.6.      Persons Deemed Securityholders........................................................28
         Section 5.7.      Access to List of Securityholders' Names and Addresses................................28
         Section 5.8.      Maintenance of Office or Agency.......................................................28
         Section 5.9.      Appointment of Paying Agent...........................................................28
         Section 5.10.     Ownership of Common Securities by Depositor...........................................29
         Section 5.11.     Global Securities; Non-Global Securities; Common
                           Securities Certificate................................................................29


                                        i




         Section 5.12.     Notices to Clearing Agency............................................................30
         Section 5.13.     Definitive Preferred Securities Certificates..........................................31
         Section 5.14.     Rights of Securityholders.............................................................31
         Section 5.15.     CUSIP Numbers.........................................................................31

ARTICLE 6 - ACT OF SECURITYHOLDERS; MEETINGS; VOTING.............................................................32
         Section 6.1.      Limitations on Voting Rights..........................................................32
         Section 6.2.      Notice of Meetings....................................................................34
         Section 6.3.      Meetings of Preferred Securityholders.................................................34
         Section 6.4.      Voting Rights.........................................................................34
         Section 6.5.      Proxies, Etc..........................................................................34
         Section 6.6.      Securityholder Action by Written Consent..............................................35
         Section 6.7.      Record Date for Voting and Other Purposes.............................................35
         Section 6.8.      Acts of Securityholders...............................................................35
         Section 6.9.      Inspection of Records.................................................................36

ARTICLE 7 - REPRESENTATIONS AND WARRANTIES.......................................................................37
         Section 7.1.      Representations and Warranties of the Property Trustee and the Delaware
                           Trustee...............................................................................37
         Section 7.2.      Representations and Warranties of Depositor...........................................37

ARTICLE 8 - THE TRUSTEES.........................................................................................38
         Section 8.1.      Certain Duties and Responsibilities...................................................38
         Section 8.2.      Notice of Defaults....................................................................39
         Section 8.3.      Certain Rights of Property Trustee....................................................41
         Section 8.4.      Not Responsible for Recitals or Issuance of Securities................................43
         Section 8.5.      May Hold Securities...................................................................43
         Section 8.6.      Compensation; Indemnity; Fees.........................................................44
         Section 8.7.      Property Trustee Required; Eligibility of Trustees....................................44
         Section 8.8.      Conflicting Interests.................................................................45
         Section 8.9.      Resignation and Removal; Appointment of Successor.....................................45
         Section 8.10.     Acceptance of Appointment by Successor................................................47
         Section 8.11.     Merger, Conversion, Consolidation or Succession to Business...........................47
         Section 8.12.     Preferential Collection of Claims Against Depositor or Trust..........................47
         Section 8.13.     Reports by Property Trustee...........................................................48
         Section 8.14.     Reports to the Property Trustee.......................................................48
         Section 8.15.     Evidence of Compliance with Conditions Precedent......................................49
         Section 8.16.     Number of Trustees....................................................................49
         Section 8.17.     Delegation of Power...................................................................49

ARTICLE 9 - DISSOLUTION, LIQUIDATION AND MERGER..................................................................49
         Section 9.1.      Dissolution upon Expiration Date......................................................49
         Section 9.2.      Early Dissolution.....................................................................50
         Section 9.3.      Dissolution...........................................................................50
         Section 9.4.      Liquidation...........................................................................50



                                       ii




         Section 9.5.      Mergers, Consolidations, Amalgamations or Replacements
                           of the Trust..........................................................................52

ARTICLE 10 - MISCELLANEOUS PROVISIONS............................................................................53
         Section 10.1.     Limitation of Rights of Securityholders...............................................53
         Section 10.2.     Amendment.............................................................................53
         Section 10.3.     Separability..........................................................................54
         Section 10.4.     Governing Law.........................................................................54
         Section 10.5.     Payments Due on Non-Business Day......................................................54
         Section 10.6.     Successors............................................................................55
         Section 10.7.     Headings..............................................................................55
         Section 10.8.     Reports, Notices and Demands..........................................................55
         Section 10.9.     Agreement Not to Petition.............................................................55
         Section 10.10. Trust Indenture Act; Conflict with Trust Indenture Act...................................56
         Section 10.11. Acceptance of Terms of Trust Agreement, Guarantee
                           and Indenture ........................................................................56
         Section 10.12. Counterparts.............................................................................56



Exhibit A         Certificate of Trust of Capital Senior Living Trust I

Exhibit B         Form of Certificate Depositary Agreement

Exhibit C         Form of Common Securities of Capital Senior Living Trust I

Exhibit D         Form of Preferred Securities of Capital Senior Living Trust I

Exhibit E         Notice of Conversion

                         CAPITAL SENIOR LIVING TRUST I*

     Certain Sections of this Trust Agreement relating to Sections 310 through 318 of the Trust Indenture Act of 1939:


TRUST INDENTURE                                                        TRUST AGREEMENT
ACT SECTION                                                            SECTION
Section 310(a)(1)..................................................... 8.7
         (a)(2)....................................................... 8.7
         (a)(3)....................................................... Not Applicable
         (a)(4)....................................................... 2.7(a)(ii)
         (b).......................................................... 8.8
Section 311 (a)....................................................... 8.12
         (b).......................................................... 8.12
Section 312(a)........................................................ 5.7
         (b).......................................................... 5.7
         (c).......................................................... 5.7
Section 313(a)........................................................ 8.13(a)
         (c).......................................................... 10.8
         (d).......................................................... 8.13(c)
         (a)(4)....................................................... 8.13(b)
         (b).......................................................... 8.13(b)
Section 314(a)........................................................ 8.14
         (b).......................................................... Not Applicable
         (c)(1)....................................................... 8.15
         (c)(2)....................................................... 8.15
         (c)(3)....................................................... Not Applicable
         (d).......................................................... Not Applicable
         (e).......................................................... 1.1, 8.15
Section 315(a)........................................................ 8.1(a), 8.3(a)
         (b).......................................................... 8.2, 10.8
         (c).......................................................... 8.1(a)
         (d).......................................................... 8.1, 8.3
         (e).......................................................... Not Applicable
Section 316(a)........................................................ Not Applicable
         (a)(1)(A).................................................... Not Applicable
         (a)(1)(B).................................................... Not Applicable
         (a)(2)....................................................... Not Applicable
         (b).......................................................... Not Applicable
         (c).......................................................... 6.7
Section 317(a)(1)..................................................... Not Applicable
         (b).......................................................... 5.9
Section 318(a)........................................................ 10.10

----------------------
     * Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.


                      AMENDED AND RESTATED TRUST AGREEMENT

         AMENDED AND RESTATED TRUST AGREEMENT, dated as of ______________, 1999 among (i) Capital Senior Living Corporation, a Delaware corporation (including any successors or assigns, the "Depositor"), (ii) __________________, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its personal capacity and not in its capacity as Property Trustee, the "Bank"), (iii) ___________________________, a corporation duly organized and existing under the laws of the State of Delaware, as Delaware trustee (in such capacity, the "Delaware Trustee"), (iv) __________________, an individual, __________________, an individual, and _________________, an individual, each of whose address is c/o Capital Senior Living Corporation, 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240, each, an "Administrative Trustee" and, collectively, the "Administrative Trustees" and, collectively with the Property Trustee and Delaware Trustee, the "Trustees") and (iv) the several Holders as hereinafter defined.

                              W I T N E S S E T H:

         WHEREAS, the Depositor and certain of the Trustees have heretofore duly declared and created a business trust pursuant to the Delaware Business Trust Act by the entering into of that certain Trust Agreement, dated as of February 5, 1999 (the "Original Trust Agreement"), and by the execution and filing by certain of the Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on February 5, 1999, attached as Exhibit A, for the sole purpose of issuing certain securities representing undivided beneficial interests in the assets of the Trust and, pursuant to the terms of the ILM Merger Agreement (as defined herein) and the ILM II Merger Agreement (as defined herein), acquiring the Debentures (as defined herein); and

         WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Depositor, (ii) the issuance of the Preferred Securities by the Trust pursuant to the ILM I Merger Agreement and the ILM II Merger Agreement and (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures.

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders of the Preferred Securities, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                    ARTICLE 1
                                  DEFINED TERMS

Section 1.1.      Definitions.

         For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

         "Act" has the meaning specified in Section 6.8.

         "Additional Amount" means, with respect to the Trust Securities, the amount of Additional Interest (as defined in the Indenture) paid by the Depositor on the Debentures.

         "Additional Sums" means, with respect to the Trust Securities, the amount of Additional Sums (as defined in the Indenture) paid by the Depositor on the Debentures.

         "Administrative Trustee" means each of ________________, ____________________ and ________________________, each solely in his capacity as Administrative Trustee of the Trust and not in his individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of the Depositor shall be deemed not to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Certificate or beneficial interest therein, the rules and procedures of the Clearing Agency for such security, to the extent applicable to such transaction and as in effect from time to time.

         "Bank"  has  the  meaning  specified  in  the  preamble  to  this Trust
Agreement.

         "Bankruptcy Event" means, with respect to any Person:

          (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (b) the institution by such Person of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

         "Bankruptcy Laws" has the meaning specified in Section 10.9.

         "Board of Directors" means either the board of directors of the Depositor or any committee of that board duly authorized to act hereunder.

         "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in
Section 5.11.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee or the corporate trust office of the Debenture Trustee, is closed for business.

         "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the earliest Closing Date to occur under the Merger Agreements, relating to the Trust Securities Certificate substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

         "Certificated Preferred Security" has the meaning specified in Section 5.2.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means, as applicable, either the ILM I Closing Date or the ILM II Closing Date.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

     "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Common Stock" means common stock, $.01 par value per share, of the Depositor.

     "Conversion Agent" has the meaning specified in Section 4.3.

     "Conversion Date" has the meaning specified in Section 4.3.

     "Conversion Price" has the meaning specified in Section 4.3.

     "Corporate Trust Office" means the principal corporate trust office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at ________________________, New York, New York ____________, Attention: Corporate
Trustee Administration Department.

     "Current Market Price", with respect to Common Stock, means for any day the last reported sale price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange Composite Transactions Tape, or, if Common Stock is not listed or admitted to trading on the New York Stock Exchange on such day, on the principal national securities exchange on which Common Stock is listed or admitted to trading, if Common Stock is listed on a national securities exchange, or the Nasdaq National Market, or, if Common Stock is not quoted or admitted to trading on such quotation system, on the principal quotation system on which Common Stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

     "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

     "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption thereof under the Indenture.

     "Debenture  Trustee"  means   ____________________,   a  New  York  banking
corporation, as trustee under the Indenture.

     "Debentures"   means  all  of  the   Depositor's   8%  junior   convertible
subordinated debentures, up to $59,500,000 aggregate principal amount, issued pursuant to the Indenture.

     "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (a) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(a) and (b) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

     "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et. seq., as it may be amended from time to time.

     "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

     "Depositor" has the meaning specified in the preamble to this Trust Agreement.

     "Direct Action" has the meaning specified in Section 6.8.

     "Distribution Date" has the meaning specified in Section 4.1(a).

     "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

     "Early Dissolution Event" has the meaning specified in Section 9.2.

     "Event of Default" means the occurrence of a Debenture Event of Default, whatever the reason for such Debenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         "Exchange Notice" has the meaning specified in Section 4.4(b).

         "Expiration Date" has the meaning specified in Section 9.1.

         "Global Certificate" means a Preferred Security that is registered in the Securities Register in the name of a Clearing Agency or a nominee thereof.

         "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and _____________________, a New York banking corporation, as guarantee trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

         "Holder" means a Person in whose name a Trust Securities Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Delaware Business Trust Act.

         "ILM I Closing Date" means the Closing Date, as defined in the ILM I Merger Agreement.

         "ILM II Closing Date" means the Closing Date, as defined in the ILM II Merger Agreement.

         "ILM Merger Agreement" means the Agreement and Plan of Merger, dated as of February 7, 1999, by and among the Depositor, Capital Senior Living
Acquisition, LLC, a Delaware limited liability company, the Trust, and ILM Senior Living, Inc., a Virginia finite-life corporation.

         "ILM II Merger Agreement: means the Agreement and Plan of Merger, dated as of February 7, 1999, by and among the Depositor, Capital Senior Living Acquisition, LLC, a Delaware limited liability company, the Trust, and ILM II Senior Living, Inc., a Virginia finite-life corporation.

         "Indenture" means the Junior Convertible Subordinated Indenture, dated as of _______________, 1999 between the Depositor and the Debenture Trustee, as amended or supplemented from time to time.

         "Investment Company Event" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities under this Trust Agreement.

         "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $25 per Trust Security.

         "Liquidation Date" means each date on which Debentures or cash are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.4(a).

         "Liquidation Distribution" has the meaning specified in Section 9.4(d).

         "Merger Agreement" means, as applicable, either the ILM I Merger Agreement or the ILM II Merger Agreement.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Notice of Conversion" means the notice given by a Holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Security for Debentures and to convert such Debentures into Common Stock on behalf of such holder. Such notice is substantially in the form set forth in Exhibit E.

         "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board, a Vice Chairman, the Chief Executive Officer, the Chief Operating Officer, the President or a Vice President, and by (ii) the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

         (a)      a  statement   that  each   officer   signing  the   Officers'
                  Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

         (c) a statement that each officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who may be an employee of any thereof, and who shall be acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

         (a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

         (b) brief statement of the nature and scope of the examination or investigation undertaken by each individual in rendering the Opinion of Counsel;

         (c) a statement that each individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         "Optional Redemption Price" means with respect to the Preferred Securities (except as set forth below with respect to redemption upon the occurrence of a Tax Event), the following percentages of the Liquidation Amounts thereof, plus accumulated and unpaid Distributions, if any, to the date fixed for redemption if redeemed during the twelve-month period commencing December 1 in each of the following years indicated:


                    2002                          10___.__%
                    2003                          10___.__%
                    2004 and thereafter             100.00%

         In the event of a redemption of Trust Securities upon the occurrence of a Tax Event, Trust Securities shall be redeemed at the redemption price of $25 per Trust Security and all accumulated and unpaid Distributions, if any, to the date fixed for redemption.

         "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

         "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

          (a) Trust Securities theretofore canceled by the Securities Registrar or delivered to the Securities Registrar for cancellation or tendered for conversion;

          (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement;

          (c)  Trust   Securities  which  have  been  exchanged  for  Debentures
               pursuant to Section 4.4; and

          (d) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Section 5.5; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be fully protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that a Responsible Officer of the Property Trustee or the Delaware Trustee, or an individual Administrative Trustee, as the case may be, actually knows to be so owned shall be so disregarded and
               (ii) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Securities Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

         "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9.

         "Payment Account" means a segregated non-interest bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.1.

         "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit D.

         "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $25 and having the rights provided therefor in this Trust
Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

         "Redemption Date" means, with respect to any Trust Security to be redeemed, each Debenture Redemption Date.

         "Redemption Price" means, with respect to any Trust Security, $25 per Trust Security, plus accumulated and unpaid Distributions (including any Additional Sums) to the date of redemption.

         "Relevant Trustee" has the meaning specified in Section 8.9.

         "Responsible Officer" means any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Property Trustee or the Delaware Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Trust Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

         "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

         "Special Event" means a Tax Event or an Investment Company Event.

         "Successor Property Trustee" has the meaning specified in Section 8.9.

         "Successor Delaware Trustee" has the meaning specified in Section 8.9.

         "Successor Securities" has the meaning specified in Section 9.5.

         "Super Majority" has the meaning specified in Section 8.2.

         "Tax Event" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under this Trust Agreement and does not pertain to the use of the proceeds of the issuance of the Debentures, there is more than an insubstantial risk in each case after the date thereof that (i) the Trust is, or will be within 90 days after the date thereof, subject to United States Federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Depositor on the Debentures is not, or will not be, within 90 days after the date thereof, deductible, in whole or in part, for United States Federal income tax purposes or (iii) the Trust is, or will be within 90 days after the date thereof, subject to more than de minimus amount of other taxes, duties, assessments or other governmental charges.

         "Trust"  means  the  Delaware   business  trust  continued  hereby  and
identified on the cover page of this Trust Agreement.

         "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing to be held by the Property Trustee pursuant to the terms of this Trust Agreement for the benefit of the Securityholders.

         "Trust Security" means any one of the Common Securities or the Prefer-red Securities.

         "Trust Securities Certificate" means any one of the Common Securities Certificates, the Global Certificates or the Certificated Preferred Securities.

         "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

                                    ARTICLE 2
                           ESTABLISHMENT OF THE TRUST

Section 2.1.      Name.

         The Trust continued hereby shall be known as "Capital Senior Living Trust I", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.2.      Office of the Delaware Trustee; Principal Place of Business.

         The address of the Delaware Trustee in the State of Delaware is ____________________, Wilmington, Delaware ___________, Attention: Corporate Trustee Administration Department, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is 14160 Dallas
Parkway, Suite 300, Dallas, Texas  75240.

Section 2.3.      Organizational Expenses.

         The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

Section 2.4.      Issuance of the Preferred Securities.

         On February 7, 1999, the Depositor and the Trust executed and delivered each of the Merger Agreements. Subsequent to the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall (a) upon the occurrence of the ILM I Closing Date and pursuant to the terms of the ILM I Merger Agreement, execute in accordance with Section 5.2 and deliver to _______________________ Preferred Securities Certificates, in an aggregate amount of 1,342,460 Preferred Securities having an aggregate Liquidation Amount of $33,561,500 and (b) upon the occurrence of the ILM II Closing Date and pursuant to the terms of the ILM II Merger Agreement, execute in accordance with
Section 5.2 and deliver to _______________________ Preferred Securities Certificates, in an aggregate amount of 1,037,540 Preferred Securities having an aggregate Liquidation Amount of $25,938,500.

Section 2.5.      Subscription and Issuance; Issuance of the Common Securities.

         Subsequent to the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, (a) upon the occurrence of the ILM I Closing Date and pursuant to the terms of the ILM I Merger Agreement, shall cause the Depositor to issue the Debentures, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to $33,561,500, and, (b) upon the occurrence of the ILM II Closing Date and pursuant to the terms of the ILM II Merger Agreement, shall cause the Depositor to issue the Debentures, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to $25,938,500. Contemporaneously with each of the events described in clauses
(a) and (b) above, an Administrative Trustee, on behalf of the Trust, (i) upon the occurrence of the ILM I Closing Date and pursuant to the terms of the ILM I Merger Agreement, shall execute in accordance with Section 5.2 and deliver to the Depositor Common Securities Certificates registered in the name of the Depositor, in an aggregate amount of 50 Common Securities having an aggregate Liquidation Amount of $1,250 against receipt of the aggregate purchase price of such Common Securities from the Depositor of the sum of $1,250, and (b) upon the occurrence of the ILM II Closing Date and pursuant to the terms of the ILM II Merger Agreement, shall execute in accordance with Section 5.2 and deliver to the Depositor Common Securities Certificates registered in the name of the Depositor, in an aggregate amount of 50 Common Securities having an aggregate Liquidation Amount of $1,250 against receipt of the aggregate purchase price of such Common Securities from the Depositor of the sum of $1,250.

Section 2.6.      Declaration of Trust.

         The exclusive purposes and functions of the Trust are (a) to issue the Trust Securities and acquire the Debentures in accordance with the terms of applicable Merger Agreement, (b) to distribute the Trust's income as provided in this Trust Agreement and (c) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Delaware Business Trust Act.

Section 2.7.      Authorization to Enter into Certain Transactions.

         (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in
Section 2.6 and paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the exclusive power, duty and the authority to cause the Trust to engage in the following activities:

                  (i) As among the Trustees, each Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                           (A) to issue  the Trust Securities  pursuant  to  the
terms of the Applicable Merger Agreement; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and; provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Dates (and subsequent to the Closing Dates pursuant to the procedures for issuance set out in the Merger Agreements), subject to the issuance of Trust Securities pursuant to Section 5.5 and Successor Securities pursuant to Section 9.5;

                           (B) to cause the Trust to enter into, and to execute,
deliver and perform on behalf of the Trust, the Certificate Depository Agreement and such other agreements as may be necessary or incidental to the purposes and functions of the Trust;

                           (C) to assist in  the registration of  the  Preferred
Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                           (D) to   assist  in  the  listing  of  the  Preferred
Securities upon such securities exchange or exchanges, if any, as shall be determined by the Depositor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing (only to the extent that such listing or registration is requested by the Depositor);

                           (E) to appoint a Paying Agent, a Securities Registrar
and an authenticating agent in accordance with this Trust Agreement;

                           (F) to the extent  provided in this Trust  Agreement,
to wind up the affairs of and liquidate the Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (G)  unless   otherwise   required  by  the  Delaware
Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any other Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement; and

                           (H) to take any action incidental to the foregoing as
the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement including, but not limited to:

                                    (I) causing the Trust not to be deemed to be
an Investment Company required to be registered under the 1940 Act;

                                    (II) causing the Trust to be classified  for
United States Federal income tax purposes as a grantor trust; and

                                    (III)  cooperating  with  the  Depositor  to
ensure that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes;

provided that such action does not adversely affect in any material respect the interests of Securityholders except as otherwise provided in Section 10.2(a).

                  (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                          (A) the establishment of the Payment Account;

                          (B) the receipt of and taking title to the Debentures;

                           (C) the  collection  of interest,  principal  and any
other payments made in respect of the Debentures in the Payment Account;

                           (D) the  distribution  from  the  Trust  Property  of
amounts owed to the Securityholders in respect of the Trust Securities;

                           (E) the  exercise  of  all  of the rights, powers and
privileges of a holder of the Debentures;

                           (F) the sending of notices of default,  other notices
and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                           (G)  the   distribution  of  the  Trust  Property  in
accordance with the terms of this Trust Agreement;

                           (H) to the extent  provided in this Trust  Agreement,
the winding up of the affairs of and liquidation of the Trust;

                           (I) after  an  Event  of  Default,  the taking of any
action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

                           (J) subject to this  Section 2.7(a)(ii), the Property
Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i); and

                           (K)  to  act  as  Paying  Agent   and/or   Securities
Registrar to the extent appointed as such hereunder.

         (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction, except as expressly provided herein or contemplated hereby. In particular, the Trust shall not, and the Trustees shall not and shall cause the Trust not to (i) invest any proceeds received by the Trust from holding the Debentures (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Trust Agreement and the Trust Securities), acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States Federal income tax purposes, (iv) make any loans or incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Trust Agreement, or

(vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

         (c) In connection with the issuance of the Preferred Securities pursuant to the terms of the applicable Merger Agreement, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following actions (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                  (i) to file by the Trust with the Commission and to execute on behalf of the Trust a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto;

                  (ii) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for resale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

                  (iii) to prepare for filing by the Trust with the Commission and to execute on behalf of the Trust a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto (it being understood that neither the Trust nor the Depositor has any obligation under the Indenture, either of the Merger Agreements or this Trust Agreement to register any Trust Securities under the Securities Exchange Act of 1934, as amended or to list any Trust Securities on any securities exchange);

                  (iv) to negotiate, and to execute and deliver, on behalf of the Trust, each of the Merger Agreements; and

                  (v) any other actions necessary or incidental to carry out any of the foregoing activities.

         (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States Federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities, except as otherwise provided in Section 10.2(a).

Section 2.8.      Assets of Trust.

         The assets of the Trust shall consist of only the Trust Property.

Section 2.9.      Title to Trust Property.

         Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement. The Securityholders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                                    ARTICLE 3
                                 PAYMENT ACCOUNT

Section 3.1.      Payment Account.

         (a) On or prior to the earliest Closing Date to occur under the Merger Agreements, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

         (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                    ARTICLE 4
                 DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION

Section 4.1.      Distributions.

         (a) Distributions on the Trust Securities shall be cumulative, and shall accrue from the date of original issuance, or the most recent Distribution Date (as defined herein) and shall be payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on ________, _______ (which dates correspond to the interest payment dates on the Debentures), when, as and if available for payment by the Property Trustee, as further described in paragraph (c) of this Section 4.1. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day which is a Business Day (and no interest shall accrue for the period from and after such date until the next succeeding Business Day) with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

         (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and the Distributions on the Trust Securities shall be payable at a rate of 8% per annum of the Liquidation Amount of the Trust Securities, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month, Distributions shall reflect interest on Debentures computed on the basis of the actual number of elapsed days based on a 360-day year. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

         (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

         (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) next preceding such Distribution Date.

Section 4.2.      Redemption.

         (a) Upon an optional redemption (as set forth in the Indenture) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, including pursuant to Section 4.4, at the Optional Redemption Price, and upon a mandatory redemption (as set forth in the Indenture) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities, having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, at the Redemption Price. The Trust may not redeem fewer than all the Outstanding Trust Securities unless all accrued and unpaid Distributions have been paid on all Trust Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

         (b) Notice of redemption (which notice will be irrevocable) shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to the Depositor and each Holder of Trust Securities to be redeemed, at such Holder's address as it appears in the Securities Register. All notices of redemption shall state:

                  (i)      the Redemption Date;

                  (ii) the Redemption Price or the Optional Redemption Price, as the case may be;

                  (iii) the record date for the determination of Holders entitled to receive payment of the Redemption Price or Optional Redemption Price, as the case may be, as provided in Section 4.2(d);

                  (iv)     the CUSIP number;

                  (v) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

                  (vi) the Conversion Price and that a Holder of Preferred Securities who desires to convert such Preferred Securities called for redemption must satisfy the requirements for conversion contained in Section 4.3 below;

                  (vii) that on the Redemption Date the Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and

                  (viii) the place or places where such Trust Securities are to be surrendered for payment of the Redemption Price or the Optional Redemption Price, as the case may be.

         (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price or Optional Redemption Price, as the case may be.

         (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, so long as and to the extent the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price. If the Preferred Securities are no longer in book-entry-only form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, on such Preferred Securities held in certificated form and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price or the Optional Redemption Price, as the case may be, to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except (i) the right of such Securityholders to receive the Redemption Price or the Optional Redemption Price, as the case may be, but without interest, and (ii) the right to convert such Preferred Securities into Common Stock in the manner provided in Section
4.3 through the close of business on the Redemption Date; and such Trust Securities will cease to be Outstanding. In the event that any date on which any Redemption Price or the Optional Redemption Price, as the case may be, is payable is not a Business Day, then payment of the Redemption Price or the Optional Redemption Price, as the case may be, payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. Payment of the Redemption Price or the Optional Redemption Price, as the case may be, shall be made to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) preceding such Redemption Date.

         (e) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities that are to be redeemed. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by lot or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or an integral multiple of $25 in excess thereof) of the Liquidation Amount of the Preferred Securities. The Property Trustee shall promptly notify the Securities Registrar and the Conversion Agent in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed; it being understood that, in the case of Preferred Securities registered in the name of and held of record by the Clearing Agency (or any successor) or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of the Clearing Agency or its nominee. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed. In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange of any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all Holders of Preferred Securities to be so redeemed or (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

         (f) In the event of any redemption, the Trust shall not be required to issue, register the transfer of or register the exchange of any Preferred Security during a period beginning at the opening of business 15 days before any Redemption Date and ending at the close of business on such Redemption Date.

Section 4.3.      Conversion.

         The Holders of Trust Securities, subject to the limitations set forth in this Section, shall have the right, at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

         (i) The Trust Securities will be convertible into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Trust Securities for a portion of the Debentures having a principal amount equal to the aggregate Liquidation Amount of such Trust Securities, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial rate of _______ shares of Common Stock for each Trust Security (which is equivalent to a conversion price of approximately $_________ per $25 principal amount of Debentures), subject to certain adjustments set forth in the Indenture (as so adjusted, "Conversion Price").

         (ii) In order to convert Trust Securities into Common Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert Trust Securities on behalf of such Holder, together, if the Trust Securities are in certificated form, with such certificates. The Notice of Conversion shall (a) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (b) direct the Conversion Agent (I) to exchange such Trust Securities for a portion of the Debentures held by the Property Trustee (at the rate of exchange specified in the preceding paragraph) and (II) to immediately convert such Debentures, on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Property Trustee in writing of the Holder's election to exchange Trust Securities for a portion of the Debentures held by the Property Trustee and the Property Trustee shall, upon receipt of such written notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Depositor of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Trust Securities at the close of business on a Distribution payment record date will be entitled to receive the Distribution paid on such Trust Securities on the corresponding Distribution Date notwithstanding the conversion of such Trust Securities on or following such record date but prior to such Distribution Date. Except as provided above, neither the Trust nor the Depositor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions whether or not in arrears accrued on the Trust Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Trust Securities submitted for conversion prior to the expiration of conversion rights as provided in Section 4.3(iii) shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Trust Securities is received by the Conversion Agent in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock on the date of conversion. As promptly as practicable on or after the Conversion Date, the Depositor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

         (iii) The conversion rights of holders of the Debentures and the corresponding conversion rights of Holders of Trust Securities shall expire at the close of business on the date set for redemption of the Trust Securities upon the mandatory or optional redemption of the Debentures.

         (iv) Each Holder of a Trust Security by its acceptance thereof initially appoints _______________________ not in its individual capacity but solely as conversion agent (the "Conversion Agent") for the purpose of effecting the conversion of Trust Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized
(a) to exchange Trust Securities from time to time for Debentures held by the Trust in connection with the conversion of such Trust Securities in accordance with this Section and (b) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section and to deliver to the Property Trustee any new Debenture or Debentures for any resulting unconverted principal amount delivered to the Conversion Agent by the Debenture Trustee.

         (v) No fractional shares of Common Stock will be issued as a result of conversion, but, in lieu thereof, such fractional interest will be paid in cash by the Depositor to the Conversion Agent in an amount equal to the Current Market Price of the fractional share of the Common Stock, and the Conversion
Agent will in turn make such payment to the Holder or Holders of Trust Securities so converted.

         (vi) Nothing in this Section 4.3 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Trust Agreement or otherwise required of the Property Trustee or the Trust to pay any amounts on account of such withholdings.

Section 4.4.      Special Event Exchange or Redemption.

         (a) If a Special Event shall occur and be continuing, the Property Trustee shall direct the Conversion Agent to exchange all Outstanding Trust Securities for Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities to be exchanged and with accrued interest in an amount equal to any unpaid Distribution (including any Additional Amounts, if any) on the Trust Securities; provided, however, that, in the case of a Tax Event, the Depositor shall have the right to (i) direct that less than all, or none, as appropriate, of the Trust Securities be so exchanged if and for so long as the Depositor shall have elected to pay any Additional Sums (as defined in the Indenture) such that the amount received by Holders of Trust Securities not so exchanged in respect of Distributions and other distributions are not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) cause the Trust Securities to be redeemed in the manner set forth below. If a Tax Event shall occur or be continuing, the Depositor shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures, in whole or in part, for cash upon the later of (i) 90 days following the occurrence of such Tax Event or (ii) December 1, ______. Promptly following such redemption, Trust Securities with an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Optional Redemption Price applicable in the event of a redemption upon the occurrence of a Tax Event on a pro rata basis.

         (b) Notice of any exchange pursuant to this Section 4.4 (an "Exchange Notice") of the Trust Securities, which Exchange Notice shall be irrevocable, will be given by the Property Trustee by first-class mail to the Depositor and to each record Holder of Trust Securities to be exchanged not fewer than 30 nor more than 60 days prior to the date fixed for exchange thereof. For purposes of the calculation of the date of exchange and the dates on which notices are given pursuant to this paragraph (b), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder. Each Exchange Notice shall be addressed to each Holder of Trust Securities at the address of such Holder appearing in the books and records of the Trust. Each Exchange Notice shall state: (i) the exchange date; (ii) the aggregate Liquidation Amount and any unpaid Distributions (including any Additional Amounts, if any) on the Trust Securities to be exchanged and the aggregate principal amount and any accrued interest on the Debentures to be exchanged therefor; (iii) that on the exchange date the Trust Securities to be so exchanged shall be exchanged for Debentures and that Distributions on the Trust Securities so exchanged will cease to accumulate on and after said date;
(iv) the record date for the determination of Holders of Trust Securities to be exchanged as provided in Section 4.4(g); and (v) the identity of the Conversion Agent, if any, and the place or places where each Trust Certificate to be exchanged is to be surrendered in exchange for Debentures. No defect in the Exchange Notice or in the mailing thereof, with respect to any Trust Security, shall affect the validity of the exchange proceedings for any other Trust Security.

         (c) In the event that fewer than all the Outstanding Preferred Securities are to be exchanged, then, on the exchange date, (i) if all of the Outstanding Preferred Securities are represented by Definitive Preferred Securities Certificates, the particular Preferred Securities to be exchanged will be selected by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption or exchange on a pro rata basis,
(ii) if all of the Outstanding Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Property Trustee shall provide for the selection for exchange of a portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates on a pro rata basis and (iii) if Outstanding Trust Securities are represented by both Definitive Preferred Securities Certificates and Book-Entry Preferred Securities Certificates, the Property Trustee shall select the portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates and the particular Outstanding Preferred Securities represented by Definitive Preferred Securities Certificates to be exchanged on a pro rata basis. In the case of clause (ii) or (iii) above, the particular Book-Entry Preferred Securities Certificates to be exchanged shall be selected in accordance with the applicable rules and procedures for the Clearing Agency in whose name, or whose nominee's name, such global certificate is then held. Any Preferred Securities Certificate that is to be exchanged only in part shall be surrendered with due endorsement or by a written instrument of transfer fully executed by the Holder thereof (or its attorney duly authorized in writing) and the Trust shall prepare and deliver to such Holder, without service charge, a new Preferred Securities Certificate or Certificates in aggregate stated Liquidation Amount equal to, and in exchange for, the unredeemed portion of the Preferred Securities Certificate so surrendered. The Common Securities shall be exchanged in a similar manner.

         (d) In the event of an exchange pursuant to this Section 4.4, on the date fixed for any such exchange, (i) if the Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Clearing Agency or its nominee, as the record Holder of the Preferred Securities, will exchange through the Conversion Agent the Global Certificate representing the Preferred

Securities to be exchanged for a registered Global Certificate or certificates representing the Debentures to be delivered upon such exchange, (ii) if the Preferred Securities are represented by Definitive Preferred Securities Certificates, the certificates representing the Preferred Securities to be so exchanged will be deemed to represent Debentures having a principal amount equal to the aggregate stated Liquidation Amount of such Preferred Securities until such certificates are presented to the Conversion Agent for exchange for definitive certificates representing Debentures and (iii) all rights of the Holders of the Preferred Securities so exchanged will cease, except for the right of such Holders to receive Debentures. The Common Securities shall be exchanged in a similar manner.

         (e) Each Holder, by becoming a party to this Trust Agreement pursuant to Section 10.11 of this Trust Agreement, will be deemed to have agreed to be bound by these exchange provisions in regard to the exchange of Trust Securities for Debentures pursuant to the terms described above.

         (f) Nothing in this Section 4.4 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Trust Agreement or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

         (g) An exchange of Trust  Securities  for  Debentures  pursuant to this
Section 4.4 shall be made to Holders of Trust Securities as they appear on the Securities Register for Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) preceding the exchange date.

Section 4.5.      Subordination of Common Securities.

         Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date an Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or the Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

Section 4.6.      Payment Procedures.

         Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with the Certificate Depositary Agreement on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

Section 4.7.      Tax Returns and Reports.

         The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States Federal, State and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

Section 4.8.      Payment of Taxes, Duties, Etc. of the Trust.

         Upon receipt under the Debentures of Additional Sums, the Property Trustee, upon receipt of written notice from the Depositor or the Administrative Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

Section 4.9.      Payments under Indenture.

         Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or any Owner with respect thereto) has directly received pursuant to Section 5.8 of the Indenture in accordance with the terms of Section 6.8 hereof.

                                    ARTICLE 5
                          TRUST SECURITIES CERTIFICATES

Section 5.1.      Initial Ownership.

         Upon the creation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

Section 5.2.      The Trust Securities Certificates.

         The Preferred Securities Certificates shall be issued in minimum denominations of $25 Liquidation Amount and integral multiples of $25 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $25 Liquidation Amount and integral multiples thereof. The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust. Preferred Securities initially transferred, in accordance with
Section 5.4, will be exchanged for Preferred Securities in registered, certificated form (the "Certificated Preferred Securities"). The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and authenticated by the Property Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.4.

Section 5.3.      Delivery of Trust Securities Certificates.

         On each Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, signed by its Chairman of the Board, any Vice Chairman, its Chief Executive Officer, its Chief Operating Officer, its President, any Senior Vice President or any Vice President, Treasurer or Assistant Treasurer or Controller without further corporate action by the Depositor, in authorized denominations.

         A Trust Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Trust Security Certificate has been authenticated under this Trust Agreement. Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Trust Security Certificates for original issue.

         The Property Trustee may appoint an authenticating agent acceptable to the Administrative Trustees to authenticate Trust Security Certificates. An authenticating agent may authenticate Trust Security Certificates whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Depositor or an Affiliate with respect to the authentication of Trust Securities.

Section 5.4.      Registration of Transfer and Exchange of Preferred Securities.

         The Securities Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

         Upon surrender for registration of transfer of any Preferred Security at an office or agency of the Securities Registrar designated pursuant to
Section 5.8 for such purpose, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of any authorized denominations and of a like aggregate Liquidation Amount and bearing such restrictive legends as may be required by this Trust Agreement.

         At the option of the Holder, and subject to the other provisions of this Section 5.4, Preferred Securities may be exchanged for other Preferred Securities of any authorized denomination and of a like Liquidation Amount, upon surrender of the Preferred Securities to be exchanged at any such office or agency. Whenever any Preferred Securities are so surrendered for exchange, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall authenticate and deliver, the Preferred Securities which the Holder making the exchange is entitled to receive.

         All Preferred Securities issued upon any registration of transfer or exchange of Preferred Securities shall be entitled to the same benefits under this Trust Agreement, as the Securities surrendered upon such registration of transfer or exchange.

         Every Preferred Security presented or surrendered for registration of transfer or for exchange shall (if so requested by the Depositor or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor and the Securities Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

Section 5.5. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

         If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for authentication and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

Section 5.6.      Persons Deemed Securityholders.

         The Property Trustee and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Property Trustee nor the Securities Registrar shall be bound by any notice to the contrary.

Section 5.7.      Access to List of Securityholders' Names and Addresses.

         The Administrative Trustees or the Depositor shall furnish or cause to be furnished (unless the Property Trustee is acting as Securities Registrar with respect to the Trust Securities under the Trust Agreement) a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date (a) to the Property Trustee, quarterly at least five Business Days before each Distribution Date, and (b) to the Property Trustee, promptly after receipt by the Depositor of a written request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act, except to the extent
Section 3819 of the Delaware Business Trust Act would require greater access to such information, in which case the latter shall apply. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 5.8.      Maintenance of Office or Agency.

         The Securities Registrar shall maintain in The City of New York an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Securities Registrar initially designates ___________________, New York, New York __________, Attention:
Corporate Trustee Administration Department, as its principal corporate trust office for such purposes. The Securities Registrar shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

Section 5.9.      Appointment of Paying Agent.

         In the event that the Preferred Securities are not in book-entry form only, the Trust shall maintain in the Borough of Manhattan, The City of New York, an office or agency (the "Paying Agent") where the Preferred Securities may be presented for payment. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such

Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 5.10.     Ownership of Common Securities by Depositor.

         On each Closing Date provided for in Section 2.5, the Depositor shall acquire beneficial and record ownership of the Common Securities. The Depositor has covenanted in the Indenture to maintain directly or indirectly 100% ownership of the Common Securities; provided that any permitted successor of the Company under the Indenture may succeed to the Company's ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities in violation of that covenant shall be void. The Administrative Trustees shall cause each Common Securities Certificate to contain a legend stating, "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO AN ENTITY WHOLLY OWNED BY CAPITAL SENIOR LIVING CORPORATION OR TO CERTAIN SUCCESSORS OF CAPITAL SENIOR LIVING CORPORATION."

Section 5.11. Global Securities; Non-Global Securities; Common Securities Certificate.

         (a) Each Global Certificate authenticated under this Trust Agreement shall be registered in the name of the Clearing Agency designated by the Depositor for such Global Certificate or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a Preferred Security for all purposes of this Trust Agreement.

         (b) If a Global Certificate is to be exchanged for Certificated Preferred Securities or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency, its nominee or custodian to the Property Trustee, as Securities Registrar, for exchange or cancellation as provided in this

Article 5. If any Global Certificate is to be exchanged for Certificated Preferred Securities or cancelled in part, or if another Preferred Security is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, in each case, as provided in Section 5.4, then either (i) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article 5 or (ii) the principal amount thereof (or number of Preferred Securities represented thereby) shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of (or number of securities represented by) such Certificated Preferred Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Property Trustee, as Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the
Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Certificate, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall, subject to
Section  5.4 and as  otherwise  provided  in this  Article 5,  authenticate  and deliver any Preferred Securities issuable in exchange for such Global Certificate (or any portion thereof) to or upon the written order of, and registered in such names as may be directed by, the Clearing Agency or its authorized representative. Upon the request of the Property Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Depositor shall promptly make available to the Property Trustee a reasonable supply of Preferred Securities that are not in the form of Global Certificates. The Property Trustee shall be entitled to conclusively rely upon any order, direction or request of the Clearing Agency or its authorized representative which is given or made pursuant to this Article 5 if such order, direction or request is given or made in accordance with the Applicable Procedures.

         (c)  Every  Preferred   Security   authenticated   and  delivered  upon
registration of transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article 5 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Security is registered in the name of a Person other than the Clearing Agency for such Global Certificate or a nominee thereof.

         (d) The Clearing Agency or its nominee, as registered owner of a Global Certificate, shall be the holder of such Global Certificate for all purposes under this Trust Agreement and the Preferred Securities, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such Owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee or its participants and such owners of beneficial interests in a Global Certificate will not be considered the owners or holders of such Global Certificate for any purpose of this Trust Agreement or the Preferred Securities.

         (e) A single Common Securities Certificate representing the Common Securities shall initially be issued to the Depositor in the form of a definitive Common Securities Certificate.

Section 5.12.     Notices to Clearing Agency.

         To the extent that a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section

5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to provide notices directly to the Owners.

Section 5.13.     Definitive Preferred Securities Certificates.

         Notwithstanding any other provision in this Trust Agreement, no Global Certificate may be exchanged in whole or in part for Preferred Securities registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Certificate or a nominee thereof unless (i) such Clearing Agency (A) has notified the Trust and the Depositor that it is unwilling or unable to continue as Clearing Agency for such Global Certificate or (B) has ceased to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and in either case the Trust and the Depositor thereupon fail to appoint a successor Clearing Agency, (ii) the Trust and the Depositor, at their option, notify the Property Trustee in writing that it elects to cause the issuance of the Preferred Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default. In all cases, Certificated Preferred Securities delivered in exchange for any Global Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Clearing Agency (in accordance with its customary procedures).

Section 5.14.     Rights of Securityholders.

         The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and, when issued and delivered to Securityholders pursuant to the terms of the applicable Merger Agreement, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 5.15.     CUSIP Numbers.

         The Depositor in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Depositor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                    ARTICLE 6
                    ACT OF SECURITYHOLDERS; MEETINGS; VOTING

Section 6.1.      Limitations on Voting Rights.

         (a) Except as provided in this Section, in Section 8.2 and 10.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

         (b) Subject to Section 8.2 hereof, if an Event of Default with respect to the Preferred Securities has occurred and been subsequently cured, waived or otherwise eliminated, the provisions of Section 6.1(b)(ii) hereof shall apply. During (x) the period commencing on the date of the occurrence of an Event of Default with respect to the Preferred Securities and ending on the date when such Event of Default is cured, waived or otherwise eliminated, or (y) any period not described in either the preceding sentence or the preceding clause
(x), the provisions of Section 6.1(b)(i) shall apply.

                  (i) The Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under the Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debentures are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (B) waive any past default which is waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of a majority in aggregate Liquidation Amount of all Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify all Holders of record of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States Federal income tax purposes on account of such action.

                  (ii) Subject to Section 8.2 hereof and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated, the Holders of a majority in aggregate Liquidation Amount of the Common Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under the Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debentures are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (B) waive any past default which is waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Common Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of a majority in aggregate Liquidation Amount of all Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities, except by a subsequent vote of the Holders of the Common Securities. The Property Trustee shall notify all Holders of record of the Common Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States Federal income tax purposes on account of such action.

                  (iii) The provisions of this Section 6.1(b) and Section 6.1(a) of this Trust Agreement shall be in lieu of Section 316(a)(1)(A) of the Trust Indenture Act, and such Section 316(a)(1)(A) is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act.

         (c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities.

Section 6.2.      Notice of Meetings.

         Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Preferred Securityholder of record, at its registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

Section 6.3.      Meetings of Preferred Securityholders.

         No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 50% of the Preferred Securities (based upon their Liquidation Amount), and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of Preferred Securities to vote on any matters as to which such Holders are entitled to vote.

         Holders of record of 50% of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

         If a quorum is present at a meeting, an affirmative vote by the Holders of record of Preferred Securities present, in person or by proxy, holding a majority of the Preferred Securities (based upon their Liquidation Amount) held by Holders of record of Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

Section 6.4.      Voting Rights.

         Securityholders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote. Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Depositor, the Trustees or any affiliate of any Trustee shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

Section 6.5.      Proxies, Etc.

         At any meeting of Securityholders, any Securityholders entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or represented by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

Section 6.6.      Securityholder Action by Written Consent.

         Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

Section 6.7.      Record Date for Voting and Other Purposes.

         For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distributions or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

Section 6.8.      Acts of Securityholders.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

         The ownership of Preferred Securities shall be proved by the Securities Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article 6, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

         Upon the occurrence and continuation of an Event of Default, the Holders of Preferred Securities shall rely on the enforcement by the Property Trustee of its rights as holder of the Debentures against the Depositor. If the Property Trustee fails to enforce its rights as holder of the Debentures after a request therefor by a Holder of Preferred Securities, such holder may proceed to enforce such rights directly against the Depositor. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Depositor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date), then a Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, for enforcement of payment to such Holder of the principal amount of or interest on Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder after the respective due date specified in the Debentures (a "Direct Action"). In connection with any such Direct Action, the rights of the Depositor will be subrogated to the rights of any Holder of the Preferred Securities to the extent of any payment made by the Depositor to such Holder of Preferred Securities as a result of such Direct Action.

Section 6.9.      Inspection of Records.

         Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

Section 7.1. Representations and Warranties of the Property Trustee and the Delaware Trustee.

         The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that (each such representation and warranty made by the Property Trustee and the Delaware Trustee being made only with respect to itself):

         (a) the Property Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

         (b) the Delaware Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (c) each of the Property Trustee and the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

         (d)  this  Trust  Agreement  has been  duly  authorized,  executed  and delivered by each of the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of the Property Trustee and the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

         (e) the execution, delivery and performance by each of the Property Trustee and the Delaware Trustee of this Trust Agreement have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and do not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate either of the Property Trustee's or the Delaware Trustee's charter or by-laws or (ii) violate any law, governmental rule or regulation of the United States or the State of New York or the State of Delaware, as the case may be, governing the banking, corporate, or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee.

Section 7.2.      Representations and Warranties of Depositor.

         The Depositor hereby represents and warrants for the benefit of the Securityholders that:

         (a) the Trust Securities Certificates issued on the Closing Dates (and subsequent to the Closing Dates pursuant to the procedures for issuance set out in the Merger Agreements) on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of such date, entitled to the benefits of this Trust Agreement; and

         (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                    ARTICLE 8
                                  THE TRUSTEES

Section 8.1.      Certain Duties and Responsibilities.

         (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Trust Agreement and the Trust Indenture Act and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 8.2) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Trust Agreement and the Trust Indenture Act, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release the Administrative Trustees from liability for their own grossly negligent action, their own grossly negligent failure to act, or their own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Administrative Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

         (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

         (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property as fiduciary assets, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

                  (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor; and

                  (vi) the Property Trustee shall have no duty or liability with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments thereon or in connection therewith.

Section 8.2.      Notice of Defaults.

         (a) Within ten days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Holders of Preferred Securities, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived, provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the

Debentures, the Property Trustee shall be fully protected in withholding such notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors and/or responsible officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.

         (b) The  Holders  of a  majority  in  Liquidation  Amount of  Preferred
Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred
Securities and its consequences, provided that, if the underlying Debenture Event of Default:

                  (i) is not waivable under the Indenture, the Event of Default under this Trust Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures, including the consent or vote of all such holders (a "Super Majority") to be waived under the Indenture, the Event of Default under this Trust Agreement may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

         The provisions of Section 6.1(b) and this Section 8.2(b) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

         (c) The  Holders  of a  majority  in  Liquidation  Amount of the Common
Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Debenture Event of Default:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 8.2(c), the Event of Default under this Trust Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Trust Agreement as provided below in this Section 8.2(c), the Event of Default under this Trust Agreement may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities.

         The provisions of Section 6.1(b) and this Section 8.2(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 8.2(c), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (d) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Trust Agreement. The foregoing provisions of this Section 8.2(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act.

Section 8.3.      Certain Rights of Property Trustee.

         Subject to the provisions of Section 8.1:

         (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee such as of a certificate presented for transfer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) if no Event of Default has occurred and is continuing and, (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or
(iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

         (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

         (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate and an Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

         (e) the Property Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

         (f) the Property Trustee may consult with counsel at the Depositor's expense (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

         (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity satisfactory to it against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, custodians or nominees) and liabilities which might be incurred by it in compliance with such request or direction;

         (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee may make such further inquiry or investigation into such facts or custodian or nominee matters as it may see fit;

         (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents, custodians or nominees, attorneys or an Affiliate, provided that the Property Trustee shall not be responsible for the negligence or recklessness on the part of any agent, attorney, custodian or nominee appointed by it with due care hereunder;

         (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in conclusively relying on or acting in accordance with such instructions;

         (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

         (l) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement; and

         (m) in the event that the Property Trustee is also acting as a Paying Agent, Conversion Agent, and/or Securities Registrar hereunder, the rights and protections afforded to the Property Trustee pursuant to this Article 8 shall also be afforded to such Paying Agent, Conversion Agent, and/or Securities Registrar.

         No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

Section 8.4.      Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the consideration received for the issuance of the Debentures.

Section 8.5.      May Hold Securities.

         Except as  provided  in the  definition  of the term  "Outstanding"  in
Article 1, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust

Securities and, subject to Section 8.8 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

Section 8.6.      Compensation; Indemnity; Fees.

         The Depositor agrees:

         (a) to pay the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

         (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation, dissolution or termination of the Trust or in connection with the administration of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions; and

         (d) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

Section 8.7.      Property Trustee Required; Eligibility of Trustees.

         (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

         (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

Section 8.8.      Conflicting Interests.

         If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

Section 8.9.      Resignation and Removal; Appointment of Successor.

         (a) Subject to Sections 8.9(b) and 8.9(c), Trustees (the "Relevant Trustee") may be appointed or removed without cause at any time:

                  (i) until the issuance of any Trust Securities, by written instrument executed by the Depositor; and

                  (ii) after the issuance of any Securities, by vote of the Holders of a majority in Liquidation Amount of the Common Securities voting as a class.

         (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as a Property Trustee under Section 8.7 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the removed Property Trustee.

         (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.7 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the removed Delaware Trustee.

         (d) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Depositor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (a)  until  a  Successor  Property  Trustee  has been
appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the resigning Property Trustee; or

                           (b)  until  the   assets  of  the   Trust  have  been
completely liquidated and the proceeds thereof distributed to the Holders of the Securities;

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the resigning Delaware Trustee; and

                  (iii) no appointment of a successor Property Trustee or Delaware Trustee shall be effective until all fees, charges, and expenses of the retiring Property Trustee or retiring Delaware Trustee, as the case may be, have been paid.

         (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 8.9(d).

         (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
8.9 within 60 days after delivery pursuant to this Section 8.9 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (h) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

         (i) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or the Delaware Trustee, as the case may be, set forth in Section 8.7).

         (j) The indemnity provided to a Trustee under Section 8.6 shall survive any Trustee's resignation or removal or termination of this Trust Agreement.

Section 8.10.     Acceptance of Appointment by Successor.

         In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder.

         Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

Section 8.11.     Merger, Conversion, Consolidation or Succession to Business.

         Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 8.12.     Preferential Collection of Claims Against Depositor or Trust.

         If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

Section 8.13.     Reports by Property Trustee.

         (a) To the extent required by the Trust Indenture Act, within 60 days after December 31 of each year commencing with December 31, 1999 the Property Trustee shall transmit to all Securityholders in accordance with Section 10.8 and to the Depositor, a brief report dated as of such December 31 with respect to:

                  (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                  (ii) a statement that the Property Trustee has complied with all of its obligations under this Trust Agreement during the twelve-month period (or, in the case of the initial report, the period since the earliest Closing Date to occur under the Merger Agreements) ending with such December 31 or, if the Property Trustee has not complied in any material respects with such obligations, a description of such noncompliance;

                  (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities; and

                  (iv) such other information as is required by Section 313(a) of the Trust Indenture Act.

         (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (c) A copy of such report shall, at the time of such transmissions to Holders, be filed by the Property Trustee with each national securities exchange or self-regulatory organization upon which the Trust Securities are listed, with the Commission and with the Depositor.

Section 8.14.     Reports to the Property Trustee.

         The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

Section 8.15.     Evidence of Compliance with Conditions Precedent.

         Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

Section 8.16.     Number of Trustees.

         (a) The number of Trustees shall be [five], provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

         (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

         (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.9, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

Section 8.17.     Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.

         (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                                    ARTICLE 9
                       DISSOLUTION, LIQUIDATION AND MERGER

Section 9.1.      Dissolution upon Expiration Date.

         Unless earlier dissolved, the Trust shall automatically dissolve on December 31, 2009 (the "Expiration Date").

Section 9.2.      Early Dissolution.

         The first to occur of any of the following events is an "Early Dissolution Event":

         (a) the occurrence of a Bankruptcy Event in respect of, or the dissolu-tion or liquidation of, the Depositor;

         (b) the occurrence of a Special Event, except in the case of a Tax Event following which the Depositor has elected (i) to pay any Additional Sums (in accordance with Section 4.4) such that the net amount received by Holders of Preferred Securities in respect of Distributions are not reduced as a result of such Tax Event and the Depositor has not revoked any such election or failed to make such payments or (ii) to redeem all or some of the Debentures pursuant to
Section 4.4(a);

         (c) the redemption, conversion or exchange of all of the Trust Securit-ies;

         (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction; and

         (e) receipt by the Property Trustee of written notice from the Depositor at any time (which direction is optional and wholly within the discretion of the Depositor) of its intention to dissolve the Trust and distribute the Debentures in exchange for the Preferred Securities.

Section 9.3.      Dissolution.

         The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of all expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

Section 9.4.      Liquidation.

         (a) If an Early  Dissolution Event specified in clause (a), (b), (d) or
(e) of Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address as it appears in the Securities Register.
All notices of liquidation shall:

                  (i)      state the Liquidation Date;

                  (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Preferred Securities held by such Holder; and

                  (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, if Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

         (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date and, unless the Property Trustee determines otherwise, shall be the date which is the fifteenth day (whether or not a Business Day) next preceding the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

         (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency or its nominee, as the record holder of such Trust Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any Trust Securities Certificates not held by the Clearing Agency will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Preferred Securities held by such Holders, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities until such certificates are presented to the Property Trustee for transfer or reissuance.

         (d) In the event that,  notwithstanding  the other  provisions  of this
Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines, and an Administrative Trustee shall prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware. In such event, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

Section 9.5.      Mergers, Consolidations, Amalgamations  or Replacements of the
                  Trust.

         The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this Section 9.5 or Section 9.4. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Property Trustee, the Delaware Trustee or the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures, (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity), (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act, and (c) following such merger, consolidation, amalgamation or replacement, the Trust or such successor entity will be treated as a grantor trust for United States Federal income tax purposes and (viii) the Depositor or any permitted successor or assignee owns, directly or indirectly, all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

Section 10.1.     Limitation of Rights of Securityholders.

         Other than as set forth in Section 9.1, the death, incapacity, dissolution, bankruptcy or termination of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to dissolve the Trust or terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 10.2.     Amendment.

         (a) This Trust Agreement may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement,
(ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an "investment company" under the 1940 Act, or be classified as other than a grantor trust for United States Federal income tax purposes, or (iii) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Trust Agreement under the Trust Indenture Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any such amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

         (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor with (i) the consent of Holders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding, acting as a single class, and
(ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trustee's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from the status of an "investment company" under the 1940 Act; provided, however, if any amendment or proposal that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment or otherwise, would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a majority in Liquidation Amount of such class of Trust Securities.

         (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any

Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section 10.2 may not be amended.

         (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from the status of an "investment company" under the 1940 Act or be classified as other than a grantor trust for United States Federal income tax purposes.

         (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor.

         (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

         (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

Section 10.3.     Separability.

         In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.4.     Governing Law.

         THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT IN THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES AND EXCLUDING SECTIONS 3540 AND 3561 OF TITLE 12 THEREOF.

Section 10.5.     Payments Due on Non-Business Day.

         If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day except as otherwise provided in Section 4.1(a) and Section 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

Section 10.6.     Successors.

         This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a transaction that is permitted under Article 8 of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

Section 10.7.     Headings.

         The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

Section 10.8.     Reports, Notices and Demands.

         Any report, notice, demand or other communications which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities, to Capital Senior Living Corporation, 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240, Attention: __________________________.

         Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee, to ___________________________, New York, New York ____, Attention: Corporate
Trustee Administration Department, (b) with respect to the Delaware Trustee, to _________________________, Wilmington, Delaware _________, with a copy of any such notice to the Property Trustee at its address above, and (c) with respect to the Administrative Trustees, to them at the address for notices to the Depositor, marked "Attention: Vice President - Treasurer". Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

Section 10.9.     Agreement Not to Petition.

         Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been dissolved in accordance with Article 9, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that, at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the dissolution of this Trust Agreement.

Section 10.10.    Trust Indenture Act; Conflict with Trust Indenture Act.

         (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is the trustee for the purposes of the Trust Indenture Act.

         (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be.

         (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 10.11.  Acceptance of Terms of Trust Agreement, Guarantee and Indenture.

         THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS THE AGREEMENT OF THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

Section 10.12.    Counterparts.

         This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                  CAPITAL SENIOR LIVING CORPORATION,
                                  as Depositor


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ---------------------------------------------,
                                  as Property Trustee


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ---------------------------------------------,
                                  as Delaware Trustee


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------


                                   ---------------------------------------------
                                   as Administrative Trustee


                                   ---------------------------------------------
                                   as Administrative Trustee


                                   ---------------------------------------------
                                   as Administrative Trustee

                                    EXHIBIT A
                             Certificate of Trust of
                          Capital Senior Living Trust I


                              CERTIFICATE OF TRUST

                                       OF

                          CAPITAL SENIOR LIVING TRUST I

         THIS Certificate of Trust of Capital Senior Living Trust I (the "Trust"), dated as of February 5, 1999, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

         1. Name. The name of the business trust formed hereby is Capital Senior Living Trust I.

         2. Delaware Trustee. The name and business address of the Delaware Trustee in the State of Delaware is Mark A. Ferrucci, The Coporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.


                           Mark A. Ferrucci, not in his individual capacity but solely as trustee of the Trust


                           ----------------------------------------------------
                           Mark A. Ferrucci




                           Lawrence A. Cohen, not in his individual capacity but solely as trustee of the Trust


                           -----------------------------------------------------
                           Lawrence A. Cohen

                                    EXHIBIT B
                    Form of Certificate Depositary Agreement

                                    EXHIBIT C
                          Form of Common Securities of
                          Capital Senior Living Trust I



                THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO AN
         ENTITY WHOLLY OWNED BY CAPITAL SENIOR LIVING CORPORATION OR TO
             CERTAIN SUCCESSORS OF CAPITAL SENIOR LIVING CORPORATION

Certificate Number ______                    Number of Common Securities _______

                    Certificate Evidencing Common Securities
                                       of
                          Capital Senior Living Trust I

                                Common Securities
                  (Liquidation Amount $25 per Common Security)

         Capital Senior Living Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Capital Senior Living Corporation (the "Holder") is the registered owner of ______________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). Except as set forth in Section 5.10 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of ______________, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of the Common Securities as set forth therein. The Holder is entitled to the benefits of the Common Securities Guarantee Agreement entered into by Capital Senior Living Corporation Co., a Delaware corporation, and _________________________, as Guarantee Trustee, dated as of _______________,
1999 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ______ day of __________, 1999.

                                                 CAPITAL SENIOR LIVING TRUST I



                                                 By: ___________________________
                                                 Name: _________________________
                                                       As Administrative Trustee

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This   is  one   of  the   Common   Securities   referred   to  in  the
within-mentioned Trust Agreement.

Dated: _______________________



                                                     -----------------------,
                                                     as Property Trustee



                                                     By: _______________________
                                                     Name: _____________________
                                                            Authorized Signatory

                                    EXHIBIT D
                         Form of Preferred Securities of
                          Capital Senior Living Trust I

IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE, INSERT - This Preferred Security is a Book-Entry Preferred Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company ("DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC) may be registered except in limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number ______                Number of Preferred Securities ________

CUSIP NO. ____________

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                        OF CAPITAL SENIOR LIVING TRUST I

8% Convertible Preferred Securities        (Liquidation Amount $25 per Preferred
                                           Security)

Capital Senior Living Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________ (the "Holder") is the registered owner of _______ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Capital Senior Living Trust I ____% Convertible Preferred Securities (Liquidation Amount $25 per Preferred Security) (the "Preferred Securities"). Except to the extent set forth in the Trust Agreement (as defined below), the Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section
5.4 of the Trust Agreement. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of ________________, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Capital Senior Living Corporation, a Delaware corporation, and __________________, as Guarantee Trustee, dated as of _________________, 1999 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this _____ day of ________________, 1999.

Capital Senior Living Trust I



By: ____________________________________
Name: __________________________________
As Administrative Trustee



PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Preferred Securities referred to in the within mentioned Trust Agreement.

Dated: _______________________



---------------------------------------,
as Property Trustee



By: ____________________________________
Name: __________________________________
Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:________________________________

Signature: ____________________________

(Sign exactly as your name appears on the other side of this Preferred Securit-ies Certificate)

[TO BE ATTACHED TO GLOBAL CERTIFICATE]

                                   SCHEDULE A

The initial Liquidation Amount of this Global Certificate shall be $__________. The following increases or decreases in the Liquidation Amount of this Global Certificate have been made:

                                    EXHIBIT E
                              Notice of Conversion

 NOTICE OF CONVERSION

To:  ___________________,
as Property Trustee of
Capital Senior Living Trust I



         The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of Capital Senior Living Corporation (the "Capital Senior Living Corporation Common Stock") in accordance with the terms of the Amended and Restated Trust Agreement (as amended from time to time, the "Trust Agreement"), dated as of ___________________, 1999, by ________________,
__________________  and ___________  ___________,  as  Administrative  Trustees,
____________________________, as Delaware Trustee, _________________________, as
Property Trustee, Capital Senior Living Corporation, as Depositor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Trust Agreement. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Trust Agreement) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Trust Agreement) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth in the Trust Agreement) and (ii) immediately convert such Debentures on behalf of the undersigned, into Capital Senior Living Corporation Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth in the Trust Agreement).

         The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Date: ___________________________

in whole _____ in part _____

Number of Preferred Securities to be converted:


----------------------------------------------------

                                   Exhibit A-2



                            Original Trust Agreement

                              CERTIFICATE OF TRUST

                                       OF

                          CAPITAL SENIOR LIVING TRUST I

         THIS Certificate of Trust of Capital Senior Living Trust I (the "Trust"), dated as of February 5, 1999, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

     1. Name. The name of the business trust formed hereby is Capital Senior Living Trust I.

     2. Delaware Trustee. The name and business address of the Delaware Trustee in the State of Delaware is Mark A. Ferrucci, The Coporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

     3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.


                           Mark A. Ferrucci, not in his individual capacity but solely as trustee of the Trust


                           /s/ Mark A. Ferrucci
                           Mark A. Ferrucci




                           Lawrence A. Cohen, not in his individual capacity but solely as trustee of the Trust


                           /s/ Lawrence A. Cohen
                           Lawrence A. Cohen

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Capital Senior Living Corporation Common Stock are to be issued, along with the address or addresses of such person or persons

--------------------------------------
--------------------------------------
--------------------------------------
--------------------------------------
--------------------------------------
--------------------------------------
--------------------------------------
Signature (for conversion only)

Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number


--------------------------------------
--------------------------------------
--------------------------------------


Signature Guarantee:*_______________________________________________

--------
         * (Signature must be guaranteed by an institution which is a member of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) in such other guarantee programs acceptable to the Trustee.

                                   Exhibit B-1




                  Form of 8% Convertible Subordinated Indenture

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------








                        CAPITAL SENIOR LIVING CORPORATION

                                       to



                                       as

                                     TRUSTEE



                    JUNIOR CONVERTIBLE SUBORDINATED INDENTURE

                      DATED AS OF ___________________, 1999



               ______% JUNIOR CONVERTIBLE SUBORDINATED DEBENTURES

                              DUE DECEMBER 31, 2009





--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Junior Convertible Subordinated Indenture whether or not physically contained therein) and the Junior Convertible Subordinated Indenture, dated as of __________________, 1999.


TRUST INDENTURE                                                                                     INDENTURE
ACT SECTION                                                                                         SECTION
---------------                                                                                     ---------

Section 310(a)(1), (2) and (5)..........................................................     6.9
  (a)(3)................................................................................     Not Applicable
  (a)(4)................................................................................     Not Applicable
  (b)...................................................................................     6.8, 6.10
  (c)...................................................................................     Not Applicable
Section 311(a)..........................................................................     6.13
  (b)...................................................................................     6.13
  (b)(2)................................................................................     7.3(a)
Section 312(a)..........................................................................     7.1, 7.2(a), 7.2(b)
  (c)...................................................................................     7.2(c)
Section 313(a)..........................................................................     7.3(a), 7.3(b)
  (b)...................................................................................     7.3(a)
  (c)...................................................................................     7.3(a)
  (d)...................................................................................     7.3(c)
Section 314(a)(1), (2), (3) and (4).....................................................     7.4
  (b)...................................................................................     Not Applicable
  (c)(1)................................................................................     1.2
  (c)(2)................................................................................     1.2
  (c)(3)................................................................................     Not Applicable
  (d)...................................................................................     Not Applicable
  (e)...................................................................................     1.2
  (f)...................................................................................     Not Applicable
Section 315(a)..........................................................................     6.1(a)
  (b)...................................................................................     6.2
  (c)...................................................................................     6.1(b)
  (d)...................................................................................     6.1(c)
  (d)(1)................................................................................     6.1(a)(1)
  (d)(2)................................................................................     6.1(c)(2)
  (d)(3)................................................................................     6.1(c)(3)
  (e)...................................................................................     5.14
Section 316(a)..........................................................................     5.12
  (a)(1)(B).............................................................................     5.13
  (a)(2)................................................................................     Not Applicable
  (b)...................................................................................     5.8
  (c)...................................................................................     1.4(f)
Section 317(a)(1).......................................................................     5.3
  (a)(2)................................................................................     5.4






  (b)...................................................................................     10.3
Section 318(a)..........................................................................     1.7


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Convertible Subordinated Indenture.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----



         ARTICLE 1 - DEFINITIONS AND OTHER PROVISIONS OF GENERAL
                  APPLICATION.....................................................................................1
                  Section 1.1       Definitions...................................................................1
                  Section 1.2       Compliance Certificate and Opinions..........................................10
                  Section 1.3       Forms of Documents Delivered to Trustee......................................11
                  Section 1.4       Acts of Holders..............................................................11
                  Section 1.5       Notices, Etc. to Trustee and Company.........................................12
                  Section 1.6       Notice to Holders; Waiver....................................................13
                  Section 1.7       Conflict with Trust Indenture Act............................................13
                  Section 1.8       Effect of Headings and Table of Contents.....................................13
                  Section 1.9       Successors and Assigns.......................................................13
                  Section 1.10      Separability Clause..........................................................13
                  Section 1.11      Benefits of Indenture........................................................14
                  Section 1.12      Governing Law................................................................14
                  Section 1.13      Non-Business Days............................................................14

         ARTICLE 2 - DEBENTURE FORM..............................................................................14
                  Section 2.1       Forms Generally..............................................................14
                  Section 2.2       Form of Face of Debenture....................................................14
                  Section 2.3       Form of Reverse of Debenture.................................................15
                  Section 2.4       Additional Provisions Required in Global Debenture...........................21
                  Section 2.5       Form of Trustee's Certificate of Authentication..............................21
                  Section 2.6       Initial Issuance to Property Trustee.........................................21

         ARTICLE 3 - THE DEBENTURES..............................................................................21
                  Section 3.1       Amount of Debentures.........................................................21
                  Section 3.2       Denominations................................................................21
                  Section 3.3       Execution, Authentication, Delivery and Dating...............................22
                  Section 3.4       Temporary Debentures.........................................................22
                  Section 3.5       Registration, Transfer and Exchange..........................................23
                  Section 3.6       Mutilated, Destroyed, Lost and Stolen Debentures.............................24
                  Section 3.7       Payment of Interest; Interest Rights Preserved...............................25
                  Section 3.8       Persons Deemed Owners........................................................26
                  Section 3.9       Cancellation.................................................................26
                  Section 3.10      Computation of Interest......................................................26
                  Section 3.11      Right of Set-off.............................................................26
                  Section 3.12      Agreed Tax Treatment.........................................................26
                  Section 3.13      CUSIP Numbers................................................................27
                  Section 3.14      Global Security..............................................................27

         ARTICLE 4 - SATISFACTION AND DISCHARGE..................................................................28


                                        i




                  Section 4.1       Satisfaction and Discharge of Indenture......................................28
                  Section 4.2       Application of Trust Money...................................................29

         ARTICLE 5 - REMEDIES....................................................................................30
                  Section 5.1       Events of Default............................................................30
                  Section 5.2       Acceleration of Maturity; Rescission and Annulment...........................31
                  Section 5.3       Collection of Indebtedness and Suits for
                                    Enforcement by Trustee.......................................................32
                  Section 5.4       Trustee May File Proofs of Claim.............................................32
                  Section 5.5       Trustee May Enforce Claim Without Possession of Debentures...................33
                  Section 5.6       Application of Money Collected...............................................33
                  Section 5.7       Limitation on Suits..........................................................34
                  Section 5.8       Unconditional Right of Holders to Receive Principal,
                                    Premium and Interest.........................................................34
                  Section 5.9       Restoration of Rights and Remedies...........................................35
                  Section 5.10      Rights and Remedies Cumulative...............................................35
                  Section 5.11      Delay or Omission Not Waiver.................................................35
                  Section 5.12      Control by Holders...........................................................36
                  Section 5.13      Waiver of Past Defaults......................................................36
                  Section 5.14      Undertaking for Costs........................................................37
                  Section 5.15      Waiver of Usury, Stay, or Extension Laws.....................................37

         ARTICLE 6 - THE TRUSTEE.................................................................................38
                  Section 6.1       Certain Duties and Responsibilities..........................................38
                  Section 6.2       Notice of Defaults...........................................................39
                  Section 6.3       Certain Rights of Trustee....................................................39
                  Section 6.4       Not Responsible for Recitals or Issuance of Debentures.......................40
                  Section 6.5        May Hold Debentures.........................................................40
                  Section 6.6       Money Held in Trust..........................................................40
                  Section 6.7       Compensation and Reimbursement...............................................41
                  Section 6.8       Disqualification; Conflicting Interests......................................41
                  Section 6.9       Corporate Trustee Required; Eligibility......................................42
                  Section 6.10      Resignation and Removal; Appointment of Successor............................42
                  Section 6.11      Acceptance of Appointment by Successor.......................................43
                  Section 6.12      Merger, Conversion, Consolidation or Succession to
                                    Business.....................................................................44
                  Section 6.13      Preferential Collection of Claims Against Company............................44
                  Section 6.14      Appointment of Authenticating Agent..........................................44

         ARTICLE 7 - HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY............................................46
                  Section 7.1       Company to Furnish Names and Addresses of Holders............................46
                  Section 7.2        Preservation of Information: Communications to Holders......................46
                  Section 7.3       Reports by Trustee...........................................................46
                  Section 7.4       Reports by Company...........................................................47




                                       ii




         ARTICLE 8 - CONSOLIDATION, MERGER, CONVEYANCE,
                  TRANSFER OR LEASE..............................................................................47
                  Section 8.1       Company May Consolidate, Etc., Only on Certain Terms.........................47
                  Section 8.2       Successor Corporation Substituted............................................48

         ARTICLE 9 - SUPPLEMENTAL INDENTURES.....................................................................49
                  Section 9.1       Supplemental Indentures Without Consent of Holders...........................49
                  Section 9.2       Supplemental Indentures with Consent of Holders..............................49
                  Section 9.3       Execution of Supplemental Indentures.........................................51
                  Section 9.4       Effect of Supplemental Indentures............................................51
                  Section 9.5       Conformity with Trust Indenture Act..........................................51
                  Section 9.6       Reference in Debentures to Supplemental Indentures...........................51

         ARTICLE 10 - COVENANTS..................................................................................51
                  Section 10.1      Payment of Principal, Premium and Interest...................................51
                  Section 10.2      Maintenance of Office or Agency..............................................52
                  Section 10.3      Money for Debenture Payments to Be Held in Trust.............................52
                  Section 10.4      Payment of Taxes and Other Claims............................................53
                  Section 10.5      Statement as to Compliance...................................................53
                  Section 10.6      Waiver of Certain Covenants..................................................54
                  Section 10.7      Additional Sums..............................................................54
                  Section 10.8      Additional Covenants.........................................................54
                  Section 10.9      Payment of Expenses of the Trust.............................................55

         ARTICLE 11 - REDEMPTION OR EXCHANGE OF DEBENTURES.......................................................56
                  Section 11.1      Election to Redeem; Notice to Trustee........................................56
                  Section 11.2      Selection of Debentures to Be Redeemed.......................................56
                  Section 11.3      Notice of Redemption.........................................................56
                  Section 11.4      Deposit of Redemption Price..................................................57
                  Section 11.5      Debentures Payable on Redemption Date........................................57
                  Section 11.6      Debentures Redeemed in Part..................................................58
                  Section 11.7      Mandatory Redemption.........................................................58
                  Section 11.8      Optional Redemption..........................................................59
                  Section 11.9      Exchange of Trust Securities for Debentures..................................59

         ARTICLE 12 - SUBORDINATION OF DEBENTURES................................................................60
                  Section 12.1      Debentures Subordinate to Senior Debt........................................60
                  Section 12.2      Payment Over of Proceeds Upon Dissolution, Etc...............................60
                  Section 12.3      Prior Payment to Senior Debt upon Acceleration
                                    of Debentures................................................................61
                  Section 12.4      No Payment When Senior Debt in Default.......................................62
                  Section 12.5      Payment Permitted If No Default..............................................62
                  Section 12.6      Subrogation to Rights of Holders of Senior Debt..............................62
                  Section 12.7      Provisions Solely to Define Relative Rights..................................63
                  Section 12.8      Trustee to Effectuate Subordination..........................................63
                  Section 12.9      No Waiver of Subordination Provisions........................................63


                                       iii




                  Section 12.10     Notice to Trustee............................................................64
                  Section 12.11     Reliance on Judicial Order or Certificate of
                                    Liquidating Agent............................................................64
                  Section 12.12     Trustee Not Fiduciary for Holders of Senior Debt.............................64
                  Section 12.13     Rights of Trustee as Holder of Senior Debt;
                                    Preservation of Trustee's Rights.............................................64
                  Section 12.14     Article Applicable to Paying Agents..........................................64
                  Section 12.15     Certain Conversions or Exchanges Deemed Payment..............................65

         ARTICLE 13 - CONVERSION OF DEBENTURES...................................................................65
                  Section 13.1      Conversion Rights............................................................65
                  Section 13.2      Conversion Procedures........................................................65
                  Section 13.3      Expiration of Conversion Rights..............................................68
                  Section 13.4      Conversion Price Adjustments.................................................68
                  Section 13.5      Fundamental Change...........................................................72
                  Section 13.6      Notice of Adjustments of Conversion Price....................................73
                  Section 13.7       Prior Notice of Certain Events..............................................74
                  Section 13.8      Certain Additional Rights....................................................74
                  Section 13.9      Trustee Not Responsible for Determining
                                    Conversion Price or Adjustments..............................................75




         JUNIOR CONVERTIBLE SUBORDINATED INDENTURE, dated as of , 1999, between CAPITAL SENIOR LIVING CORPORATION, a Delaware corporation (the "Company") having its principal office at 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240, and______________________________ a New York banking corporation ("__________"), as Trustee (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 8% Convertible Subordinated Debentures (the "Debentures") of substantially the tenor hereinafter provided which evidence obligations of the Company resulting from the issuance by Capital Senior Living Trust I, a Delaware business trust (the "Trust"), of (i) preferred trust interests in the Trust (the "Preferred Securities") in conjunction with and pursuant to the terms of that certain Agreement and Plan of Merger, dated as of February 7, 1999, by and among the Company, the Trust, Capital Senior Living Acquisition, LLC, a Delaware limited liability company, ILM Senior Living, Inc., a Virginia finite-life corporation, and that certain Agreement and Plan of Merger, dated as of February 7, 1999, by and among the Company, the Trust, Capital Senior Living Acquisition, LLC, a Delaware limited liability company, and ILM II Senior Living, Inc., a Virginia finite-life corporation, and (ii) common interests in the Trust (the "Common Securities"), and to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered.

         All things necessary to make the Debentures, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                    NOW THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the acquisition of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1       Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; and

         (d) the words "herein" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

         "Additional Interest" means the interest, if any, that shall accrue on any interest on the Debentures that is in arrears for more than one interest payment period, which (to the extent permitted by law) shall accrue at the stated rate per annum specified or determined as specified in such Debenture and compounded quarterly.

         "Additional Sums" has the meaning specified in Section 10.7.

         "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which the Trust has become subject from time to time as a result of a Tax Event.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of the Company shall be deemed not to include the Trust to which Debentures have been issued. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Price" means (i) in the case of a Non-Stock Fundamental Change in which the holders of Company Common Stock receive only cash, the amount of cash received by the holder of one share of Company Common Stock and
(ii) in the event of any other Non-Stock Fundamental Change or any Common Stock Fundamental Change, the average of the Closing Prices for Company Common Stock during the ten trading days prior to and including the record date for the determination of the holders of Company Common Stock entitled to receive such securities, cash, or other property in connection with such Non-Stock Fundamental Change or Common Stock Fundamental Change or, if there is no such record date, the date upon which the holders of Company Common Stock shall have the right to receive such securities, cash, or other property, in each case as adjusted in good faith by the Company to appropriately reflect any of the events referred to in Section 13.4.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Debentures.

         "Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act hereunder.

         "Board Resolution" means a copy of the resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal office of the Property Trustee under the Trust Agreement, is closed for business.

         "Closing Price" means on any day the reported last sale price on such day or, in case no sale takes place on such day, the average of the reported closing bid and asked prices in each case on the NYSE Consolidated Transactions Tape or, if the stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which such stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any NYSE member firm, selected by the Trustee for that purpose.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Securities" has the meaning specified in the first recital of this Indenture.

         "Common Stock Fundamental Change" means any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors) of the consideration received by holders of Company Common Stock consists of common stock that for each of the ten consecutive trading days prior to the record date for the determination of the holders of Company Common Stock entitled to receive such common stock or, if there is no such record date, the date on which the holders of Company Common Stock shall have the right to receive such common stock, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the Nasdaq National Market; provided, however, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either (i) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Preferred Securities continue to exist as outstanding Preferred Securities or
(ii) not later than the occurrence of such Fundamental Change, the outstanding Preferred Securities are converted into or exchanged for shares of convertible preferred stock of an entity succeeding to the business of the Company or a subsidiary thereof, which convertible preferred stock has powers, preferences, and relative, participating, optional, or other rights, and qualifications, limitations, and restrictions, substantially similar to those of the Preferred Securities.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Common Stock" means common stock, par value $.01, of the Company.

         "Company Request" and "Company Order" means, respectively, the written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman, its Chief Executive Officer, its Chief Operating Officer, its President, its Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Conversion Agent" has the meaning specified in Section 13.2.

         "Conversion Date" has the meaning specified in Section 13.2.

         "Conversion Price" has the meaning specified in Section 13.1.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at the date hereof is located at _______________________, New York, New York , Attention: Corporate Trustee Administration.

         "Current Market Price" means for any day the last reported sale price, regular way, on such day of Company Common Stock, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Consolidated Transactions Tape, or, if Company Common Stock is not listed or admitted to trading on the NYSE on such day, on the principal national securities exchange on which Company Common Stock is listed or admitted to trading, if Company Common Stock is listed on a national securities exchange, or the Nasdaq National Market, or, if Company Common Stock is not quoted or admitted to trading on such quotation system, on the principal quotation system on which Company Common Stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of Company Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

         "Debentures" or "Debenture" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

         "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person, and (vi) every obligation of the type referred to in clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible for or liable, directly or indirectly, as obligor or otherwise.

         "Defaulted Interest" has the meaning specified in Section 3.7.

         "Depositary" means, with respect to the Debentures issuable or issued in whole or in part in the form of one or more Global Debentures, the Person designated as Depositary by the Company (or any successor thereto).

         "Dollar" means the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         "Events of Default" has the meaning specified in Section 5.1.

         "Expiration Time" has the meaning specified in Section 13.4(e).

         "Fundamental Change" means the occurrence of any Transaction or event in connection with a plan pursuant to which all or substantially all of Company Common Stock shall be exchanged for, converted into, acquired for, or constitute solely the right to receive securities, cash, or other property (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization, or otherwise); provided, that, in the case of a plan involving more than one such Transaction or event, for purposes of adjustment of the Conversion Price, such Fundamental Change shall be deemed to have occurred when substantially all of Company Common Stock shall be exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash, or other property, but the adjustment shall be based upon consideration that a holder of Company Common Stock received in such Transaction or event as a result of which more than 50% of Company Common Stock shall have been exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash, or other property.

         "Global  Debenture" means a Debenture in the form prescribed in Section
2.4 evidencing all or part of the Debentures, issued to the Depositary or its nominee, and registered in the name of such Depositary or its nominee.

         "Guarantee" means the guarantee by the Company of distributions on the Preferred Securities of the Trust to the extent provided in the Guarantee Agreement, substantially in the form attached hereto as Annex C, as amended from time to time.

         "Holder" means a Person in whose name a Debenture is registered in the Securities Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Payment Date" means as to the Debentures the Stated Maturity of an installment of interest on such Debentures.

         "Interest Rate" means the rate of interest specified or determined as specified in each Debenture as being the rate of interest payable on such Debenture.

         "Investment Company Event" means, in respect of the Trust, the receipt by the Property Trustee, on behalf of the Trust of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which opinion shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities of the Trust.

         "Junior  Subordinated  Payment"  has the  meaning specified  in Section
12.2.

         "Maturity" when used with respect to the Debentures, means the date on which the principal of the Debentures become due and payable as herein provided, whether at the Stated Maturity or by declaration of acceleration, call or redemption or otherwise.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Non Book-Entry Preferred  Securities" has  the  meaning  specified  in
Section 3.14.

         "Non-Stock Fundamental Change" means any Fundamental Change other than a Common Stock Fundamental Change.

         "Notice of Conversion" means the notice given by a Holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Debentures and to convert such Debentures into Company Common Stock on behalf of such holder.

         "Notice of Default" has the meaning specified in Section 5.1(c).

         "NYSE" means the New York Stock Exchange.

         "Officers' Certificate" means a certificate signed by (i) the Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President, and by (ii) the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, the Trust, or the Trustee, but who may be an employee thereof, and who shall be reasonably acceptable to the Trustee.

         "Outstanding" means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

                  (i)   Debentures   theretofore  canceled  by  the  Trustee  or
delivered to the Trustee for cancellation;

                  (ii) Debentures for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee or any Paying Agent in trust for the Holders of such Debentures; and

                  (iii) Debentures in substitution for or in lieu of which other Debentures have been authenticated and delivered or which have been paid pursuant to Section 3.6, or which have been converted into Company Common Stock pursuant to Section 13.1, unless proof satisfactory to the Trustee is presented that any Debentures are held by Holders in whose hands such Debentures are valid, binding and legal obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be fully protected in conclusively relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Debentures or any Affiliate of the Company or such obligor, and, subject to the provisions of
Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are Outstanding for the purpose of any such determination.

         "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of or interest on any Debentures on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture,
association,   joint  stock  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

         "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture, and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

         "Preferred Securities" has the meaning specified in the first recital of this Indenture.

         "Proceeding" has the meaning specified in Section 12.2.

         "Property Trustee" means, in respect of the Trust, the commercial bank or trust company identified as the "Property Trustee" in the Trust Agreement, solely in its capacity as Property Trustee of the Trust under the Trust
Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

         "Purchased Shares" has the meaning specified in Section 13.4(e).

         "Purchaser Stock Price" means, with respect to any Common Stock Fundamental Change the average of the Closing Prices for common stock received in such Common Stock Fundamental Change for the ten consecutive trading days prior to and including the record date for the determination of the holders of common stock entitled to receive such common stock or if there is no such record date, the date on which the holders of common stock shall have the right to receive such common stock, as adjusted in good faith by the Company to appropriately reflect any of the events referred to in Section 13.4.

         "Redemption Date", when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" has the meaning specified in Section 11.3(b).

         "Reference Date" has the meaning specified in Section 13.4(c).

         "Reference Market Price" initially means $ (which is an amount equal to % of the reported last sale price for Company Common Stock on the NYSE Consolidated Transactions Tape on , 1999), and in the event of any adjustment of the Conversion Price other than as a result of a Non-Stock Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of the initial Reference Market Price to the initial Conversion Price of the Debentures.

         "Regular Record Date" means for the interest payable on any Interest Payment Date the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date.

         "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Trustee's Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Rights" has the meaning specified in Section 13.2(f).

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5.

         "Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding), on Debt of the Company, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Debentures or to other Debt which is pari passu with, or subordinated to, the Debentures; provided, however, that Senior Debt: (a) shall not include Debt or other monetary obligations to trade creditors created or assumed by the Company or any of its Subsidiaries in the ordinary course of business in connection with the obtaining of goods, materials or services or any unsecured indebtedness (whether outstanding or subsequently issued) which in the aggregate exceeds five percent or more of the face amount of obligations issued within the meaning of Section 279(b)(1) of the Internal Revenue Code of 1986, as amended; or (b) shall not be deemed to include (i) any Debt of the Company which when incurred and, without respect to any election under Section 1111(b) of the Bankruptcy Reform Act of 1978, was without recourse to the Company, (ii) any Debt of the Company to any of its Subsidiaries, (iii) Debt to any employee of the Company, (iv) any liability for taxes, and (v) the Debentures.

         "Special Event" means a Tax Event or an Investment Company Event.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

         "Stated Maturity" when used with respect to the Debentures or any installment of principal thereof or interest thereon means the date specified in the Debentures as the fixed date on which the principal of the Debentures or such installment of interest is due and payable.

         "Subsidiary"   means   any   corporation   of  which  at  the  time  of
determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the outstanding shares of voting stock. For purposes of this definition, "voting stock" means stock which has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Tax Event" means the receipt by the Property Trustee on behalf of the Trust of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which opinion shall not have been rescinded by such law firm), to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the Preferred Securities of the Trust and does not pertain to the use of the proceeds of the issuance of the Debentures, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United

States Federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Company on the Debentures is not, or within 90 days of the date thereof, will not be, deductible, in whole or in part, for United States Federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "Transaction" has the meaning specified in Section 13.5(a).

         "Trust" has the meaning specified in the first recital of this Indenture.

         "Trust Agreement" means the Trust Agreement substantially in the form attached hereto as Annex A, as amended by the form of Amended and Restated Trust Agreement substantially in the form attached hereto as Annex B, as amended from time to time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder if at any time there is more than one such Person.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbb), as amended and as in effect on the date as of this Indenture.

         "Trust  Securities"  means   the   Common   Securities  and   Preferred
Securities.

         "Vice President" when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 1.2       Compliance Certificate and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants, compliance with which constitute a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.5) shall include:

         (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief  statement as to the nature and scope of the examination or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

         (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3       Forms of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4       Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

         (d) The ownership of Debentures shall be proved by the Securities Register.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

         (f) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Except as otherwise provided herein, such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 7.1 prior to such solicitation. If a record date is fixed, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

         (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Debenture may do so with regard to all or any part of the principal amount of such Debenture or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

Section 1.5       Notices, Etc. to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

         (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Section 5.1 hereof) hereunder if in writing and mailed, first class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6       Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register on the date such notice is mailed, which shall be not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.7       Conflict with Trust Indenture Act.

         If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the former provision shall be deemed to apply.

Section 1.8       Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.9       Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10      Separability Clause.

         In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11      Benefits of Indenture.

         Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties thereto, any Paying Agent and their successors and assigns and the Holders of the Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12      Governing Law.

         This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

Section 1.13      Non-Business Days.

         Except as otherwise provided in Section 11.8, in any case where any Interest Payment Date, Redemption Date, or Stated Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Debentures) payment of interest or principal payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date or Redemption Date or Stated Maturity.

                                    ARTICLE 2
                                 DEBENTURE FORM

Section 2.1       Forms Generally.

         The Debentures and the Trustee's certificate of authentication shall be in substantially the forms sets forth in this Article and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures.

         The definitive Debentures shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Debentures may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Debentures may be listed, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

Section 2.2       Form of Face of Debenture.

         8% Convertible Subordinated Debenture due December 31,  No.__  $_______

         Capital Senior Living Corporation, a corporation organized and existing under the laws of Delaware (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________, or registered assigns, the principal sum of $25 on December 31, 2009 and to pay interest on said principal sum from ______________ or from the most recent interest payment date (each such date, an "Interest Payment Date") on which interest has been paid or duly provided for, quarterly plus Additional Interest, if any until the principal hereof is paid or duly provided for or made available for payment in arrears on March 1, June 1, September 1 and December 1 of each year, commencing _______________, _____ at the rate of 8% per annum, until the principal hereof shall have become due and payable.

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:_____________________________


Section 2.3       Form of Reverse of Debenture.

         This Debenture is one of a duly authorized issue of Debentures of the Company (the "Debentures") limited to the aggregate principal amount of $25 issued and to be issued under a Junior Convertible Subordinated Indenture, dated as of _________________, 1999 (the "Indenture"), between the Company and ___________________, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered. All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month, interest shall be computed on the actual number of elapsed days over 360 days. In the event that any date on which interest is payable on this Debenture is not a Business Day, then payment of the interest on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday, or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal office of the Property Trustee under the Trust Agreement is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures, as defined in the Indenture) is registered at the close of business on the Regular Record Date, for such interest installment which shall be the date which is the Business Day next preceding such Interest Payment Date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Payment of the principal of (and premium, if any) and interest on this Debenture will be made [INSERT, IF A GLOBAL SECURITY IS ISSUED - TO THE DEPOSITARY TRUST COMPANY OR ITS NOMINEE] [INSERT IF SECURITIES IN DEFINITIVE FORM ARE ISSUED - AT THE OFFICE OR AGENCY OF THE PAYING AGENT MAINTAINED FOR THAT PURPOSE IN THE UNITED STATES], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (a) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (b) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

         The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and subject in right of payments to the prior payment in full of all Senior Debt (as defined in the Indenture), and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         At any time on or after ___________ __, 2002, the Company may, at its option, subject to the terms and conditions of Article 11 of the Indenture, redeem this Debenture in whole at any time or in part from time to time, at the Redemption Prices set forth in Section 11.8 of the Indenture.

         In the event of redemption of this Debenture in part only, a new Debenture or Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         If a Special Event shall occur and be continuing, this Debenture shall be exchangeable for Preferred Securities in accordance with Section 11.9 of the Indenture or, in certain circumstances, redeemable by the Company in accordance with Section 11.8 of the Indenture.

         Subject to the terms and conditions set forth in Article 13 of the Indenture, this Debenture is convertible, at the option of the Holder, hereof into shares of Company Common Stock.

         If an Event of Default shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions for satisfaction, discharge and defeasance of the entire indebtedness of this Debenture upon compliance by the Company with certain conditions set forth in the Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Debentures. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Debenture and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

         As provided in and subject to the provisions of the Indenture, if an Event of Default shall occur and be continuing, then and in every such case the Trustee or the Holders of not less than 50% in principal amount of the Outstanding Debentures may declare the principal amount of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders); provided that, if an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 50% in principal amount of the Outstanding Debentures fail to declare the principal of all the Debentures to be immediately due and payable, the holders of at least 50% in aggregate liquidation amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal amount (or specified amount) of and the accrued interest (including any Additional Interest, if any) on all the Debentures shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest, if any) on such Debentures shall remain subordinated to the extent provided in Article 12 of the Indenture.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Securities Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Debentures are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

         The Company and, by its acceptance of this Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Debenture agree that for United States Federal, state and local tax purposes it is intended that this Debenture constitute indebtedness.

         THE INDENTURE AND THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

                                 ASSIGNMENT FORM

         To assign this Debenture, fill in the form below:

          (I) or (we) assign and transfer this Security to ___________________ (Insert assignee's social security or tax I.D. no.) ___________________________
________________________________________________________________________________
(Print or type assignee's name, address and zip code), and irrevocably appoint _______________________________, agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


         Signature: _________________________________________
          (Sign exactly as your name appears on the other side of this Security)

         Date:_______________________________________________

         Signature Guarantee:________________________________

         Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) in such other guarantee programs acceptable to the Trustee.

                              NOTICE OF CONVERSION

To:  Capital Senior Living Corporation

         The undersigned owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion below designated, into Common Stock of CAPITAL SENIOR LIVING CORPORATION in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Date:______________________, _______

         Portions of Debenture to be in part converted in whole ($______________ or integral multiples thereof): $___________________

         ______________________________________
         Signature (for conversion only)

         Please Print or Typewrite Name and Address, including Zip Code, and Social Security or Other Identifying Number

         ______________________________________
         ______________________________________
         ______________________________________


         Signature Guarantee: _________________

         Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) in such other guarantee programs acceptable to the Trustee.

Section 2.4       Additional Provisions Required in Global Debenture.

         Any Global Debenture issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3 bear a legend in substantially the following form:

         "This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Debenture is exchangeable for Debentures registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary."

Section 2.5       Form of Trustee's Certificate of Authentication.

         The form of Trustee's Certificate of Authentication shall be as follows:

         "This is one of the Debentures designated therein referred to in the within mentioned Indenture.

         _______________________________, as Trustee


         By: __________________________________
                  Authorized Signatory

         Dated: _______________________________"

Section 2.6       Initial Issuance to Property Trustee.

         The Debentures initially issued to the Property Trustee of the Trust shall be issued in fully registered certificated form without interest coupons.

                                    ARTICLE 3
                                 THE DEBENTURES

Section 3.1       Amount of Debentures.

         The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is $59,500,000 except for Debentures authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Sections 3.4, 3.5 or 3.6.

Section 3.2       Denominations.

         The Debentures shall be in registered form without coupons and shall be issuable in denominations of $25 and any integral multiple thereof.

Section 3.3       Execution, Authentication, Delivery and Dating.

         The Debentures shall be executed on behalf of the Company by its President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or one of its Vice Presidents under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

         Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures. Upon the execution and delivery of this Indenture, or from time to time thereafter, Debentures may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon Company Order without any further action by the Company. Debentures may be authenticated on original issuance from time to time and delivered pursuant to such procedures acceptable to the Trustee ("Procedures") as may be specified from time to time by Company Order. Procedures may authorize authentication and delivery pursuant to instructions of the Company or a duly authorized agent, which instructions shall be promptly confirmed in writing.

         Each Debenture shall be dated the date of its authentication.

         No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

Section 3.4       Temporary Debentures.

         Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

         If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Company designated for the purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged, the temporary Deventures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

Section 3.5       Registration, Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

         Upon surrender for registration or transfer of any Debenture at the office or agency of the Company designated for that purpose the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like aggregate principal amount.

         At the option of the  Holder,  Debentures  may be  exchanged  for other
Debentures of any authorized denominations, of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive.

         All Debentures issued upon any transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such transfer or exchange.

         Every Debenture presented or surrendered for transfer or exchange shall (if so required by the Company or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a Holder for any transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debentures.

         Notwithstanding any of the foregoing, the Global Debenture shall be exchangeable pursuant to this Section 3.5 for Debentures registered in the names of Persons other than the Depositary for such Debenture or its nominee only if
(a) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Debenture, and the Company shall not have appointed a successor depositary within 90 days after such notice, (b) at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company shall not have appointed a successor depositary within 90 days, (c) the Company executes and delivers to the Trustee a Company Order that the Global Debenture shall be so exchangeable or (d) there shall have occurred and be continuing an Event of Default. The Global Debenture shall be exchangeable for Debentures registered in such names as such Depositary shall direct.

         Notwithstanding any other provisions in this Indenture, the Global Debenture may not be transferred except as a whole by the Depositary with respect to the Global Debenture to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.

         Neither the Company nor the Trustee shall be required, pursuant to the provisions of this Section, (a) to issue, transfer or exchange any Debenture during a period beginning at the opening of business 15 days before the day of selection for redemption of Debentures pursuant to Article 11 and ending at the close of business on the day of mailing of notice of redemption or (b) to transfer or exchange any Debenture so selected for redemption in whole or in part, except, in the case of any Debenture to be redeemed in part, any portion thereof not to be redeemed.

         Upon any distribution of the Debentures to the holders of the Preferred Securities in accordance with the Trust Agreement, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 9.1 to provide for transfer procedures and restrictions with respect to the Debentures substantially similar to those contained in the Trust Agreement to the extent applicable in the circumstances existing at the time of such distribution.

Section 3.6       Mutilated, Destroyed, Lost and Stolen Debentures.

         If any mutilated Debenture is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debenture and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and to the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Debenture, and (b) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon the receipt of a Company Order requesting authentication of its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

         Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

Section 3.7       Payment of Interest; Interest Rights Preserved.

         Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date, except that interest payable on the Stated Maturity of the Debentures shall be paid to the Person to whom principal is paid.

         Any interest on the Debentures which is payable, but is not timely paid or duly provided for, on an Interest Payment Date ("Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or
(b) below:

         (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on the Debentures and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of the Debentures at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

         (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Debentures are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

Section 3.8       Persons Deemed Owners.

         The Company, the Trustee, the Paying Agent and any agent of the Company or the Trustee or the Paying Agent may treat the Person in whose name any Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of and (subject to Section 3.7) interest or premium on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.9       Cancellation.

         All Debentures surrendered for payment, redemption, conversion transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Debentures and Debentures surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver or cause to be delivered to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly canceled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debentures shall be destroyed by the Trustee and upon written request, the Trustee shall deliver to the Company a certificate of such destruction.

Section 3.10      Computation of Interest.

         Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11      Right of Set-off.

         Notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of the Debenture, to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment relating to the Debentures under the Guarantee.

Section 3.12      Agreed Tax Treatment.

         Each Debenture issued hereunder shall provide that the Company and, by its acceptance of a Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Debenture agree that for United States Federal, state and local tax purposes it is intended that such Debenture constitute indebtedness.

Section 3.13      CUSIP Numbers.

         The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use such "CUSIP" number in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such number either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers.

Section 3.14      Global Security.

         (a) In connection with distribution of Debentures to holders of the Preferred Securities in connection with the involuntary or voluntary dissolution of the Trust, including a dissolution following the occurrence of a Special Event,

                  (i) the Debentures in certificated form may be presented to the Trustee by the Property Trustee in exchange for a global certificate in an aggregate principal amount equal to the aggregate principal amount of all outstanding Debentures (a "Global Debenture"), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary, or its custodian, for crediting to the accounts of its participants pursuant to the procedures of the Depositary. The Company upon any such presentation shall execute a Global Debenture in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture; and

                  (ii) if any Preferred Securities are held in non book-entry certificated form, the Debentures in certificated form may be presented to the Trustee by the Property Trustee and any Preferred Security certificate which represents Preferred Securities other than Preferred Securities held by the Depositary or its nominee ("Non Book- Entry Preferred Securities") will be deemed to represent beneficial interests in Debentures presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such Preferred Security certificates are presented to the Securities Registrar for transfer or reissuance at which time such Non-Book Entry Preferred Security certificates will be canceled and a Debenture, registered in the name of the holder of the Preferred Security certificate or the transferee of the holder of such Preferred Security certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Security certificate canceled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture. On issue of such Debentures, Debentures with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been cancelled.

         (b) A Global Debenture may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a nominee of such successor Depositary.

         (c) If (i) the Depositary notifies the Company that it is unwilling or unable to continue as a depositary for such Global Debenture and no successor depositary shall have been appointed within 90 days by the Company, (ii) the Depositary, at any time, ceases to be a clearing agency registered under the Exchange Act at which time the Depositary is required to be so registered to act as such depositary and no successor depositary shall have been appointed within 90 days by the Company, (iii) the Company, in its sole discretion, determines that such Global Debenture shall be so exchangeable or (iv) there shall have occurred and be continuing an Event of Default with respect to such Debentures, as the case may be, the Company will execute, and, subject to Article 3 of this Indenture, the Trustee, upon written notice from the Company and receipt of a Company Order, will authenticate and deliver the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. In addition, upon an Event of Default that has occurred and is continuing or in the event the Company determines that the Debenture shall no longer be represented by a Global Debenture, the Company will execute, and subject to Section 3.5 of this Indenture, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company and a Company Order, will authenticate and make available for delivery, the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. Upon the exchange of the Global Debenture for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Debenture shall be cancelled by the Trustee. Such Debentures in definitive registered form issued in exchange for the Global Debenture shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Debentures to the Depositary for delivery to the Persons in whose names such Debentures are so registered.

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

Section 4.1       Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to (i) any surviving rights of transfer, substitution and exchange of Debentures, (ii) rights hereunder of Holders to receive payments of principal of (and premium, if any) and interest (including Additional Interest, if any) on the Debentures and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights and obligations of the Trustee hereunder), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (a)      either

                  (i) all Debentures theretofore authenticated and delivered (other than (A) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (B) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                  (ii) all such Debentures not theretofore delivered to the Trustee for cancellation:

                           (A)      have become due and payable, or

                           (B) will  become  due and  payable  at  their  Stated
Maturity within one year
of the date of deposit or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of written notice of redemption to the Trustee in the name, and at the expense, of the Company, and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Debentures are payable sufficient (without regard to investment of such amount deposited) to pay and discharge the entire indebtedness on the Debentures not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit or to the Stated Maturity; or

                           (C)    have been redeemed or tendered for conversion;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2       Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money or obligations have been deposited with or received by the Trustee; provided, however, such moneys need not be segregated from other funds except to the extent required by law.

                                    ARTICLE 5
                                    REMEDIES

Section 5.1       Events of Default.

         "Event of Default", wherever used herein with respect to the Debentures, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest upon the Debenture, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days;

         (b) default in the payment of the principal of (or premium, if any, on) the Debentures when due whether at Stated Maturity, upon redemption by declaration or otherwise;

         (c) failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company contained in the Debentures or contained in this Indenture (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of the Company) and continuance for such failure for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by a Holder or Holders of at least 50% in aggregate principal amount of the Debentures at the time Outstanding or the holder or holders of at least 50% in aggregate liquidation amount of the Preferred Securities;

         (d) failure by the Company to issue Company Common Stock upon an appropriate election by the Holder or Holders of the Debentures to convert the Debentures into shares of Company Common Stock;

         (e) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of the Company under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (f) the institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated as bankrupt, or the taking of corporate action by the Company in furtherance of any such action.

Section 5.2       Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 50% in aggregate principal amount of the Outstanding Debentures may declare the principal amount of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders); provided that, if an Event of Default occurs and is continuing, the Trustee or the Holders of not less than 50% in aggregate principal amount of the Outstanding Debentures fail to declare the principal of all the Debentures to be immediately due and payable, the holders of at least 50% in aggregate liquidation amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee, and upon any such declaration such principal amount (or specified amount) of and the accrued interest (including any Additional Interest if any) on all the Debentures shall become immediately due and payable; provided that the payment of principal and interest (including any Additional Interest if any) on the Debentures shall remain subordinated to the extent provided in
Article 12.

         At any time after such a declaration of acceleration with respect to Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee may rescind and annul such declaration and its consequences if:

         (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all overdue installments of interest (including any Additional Interest if any) on the Debentures;

                  (ii) the principal of (and premium, if any, on) the Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures;

                  (iii) to the extent that payment of such interest is lawful, interest (including any Additional Interest if any) upon overdue installments of interest at the rate borne by the Debentures;

                  (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (b) all Events of Default that shall have occurred and been continuing with respect to Debentures, other than the non-payment of the principal of the Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13. If the holders of a majority in aggregate principal amount of the Outstanding Debentures fail to rescind and annul such declaration and its consequences, the holders of a majority in liquidation amount of the Preferred Securities then outstanding shall have such right.

Section 5.3     Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if:

         (a) default is made in the payment of any installment of interest (including any Additional Interest, if any) on the Debentures when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of (and premium, if any, on) the Debentures whether at the Stated Maturity thereof upon redemption by declaration or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Debentures, the whole amount then due and payable on the Debentures for principal (and premium, if any) and interest (including any Additional Interest, if any), including, to the extent that payment of such interest shall be lawful, interest on any overdue principal (and premium, if any) and on any overdue installments of interest (including any Additional Interest, if any) at the rate borne by the Debentures, and, in addition thereto, all amounts owing the Trustee under Section 6.7.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgement or final decree, and may enforce the same against the Company or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Debentures by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4       Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors:

         (a) the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (or premium, if any) or interest (including any Additional Interest, if any)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim (including a claim for reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) for the whole amount of principal (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect to the Debentures and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 and, of the Holders allowed in any such judicial proceedings; and

                  (ii) in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

         (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.5       Trustee May Enforce Claim Without Possession of Debentures.

         All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgement shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgement has been recovered.

Section 5.6       Application of Money Collected.

         Any money or property collected or to be applied by the Trustee with respect to the Debentures pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including any Additional Interest, if any), upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: to the payment of all amounts due the Trustee and any predeces-sor Trustee under Section 6.7,

         SECOND: to the payment of the amounts then due and unpaid upon the Debentures for principal (and premium, if any) and interest (including any Additional Interest), in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Debentures for principal (and premium, if any) and interest (including any Additional Interest, if any), respectively; and

         THIRD: the balance, if any, to the Person or Persons entitled thereto.

Section 5.7       Limitation on Suits.

         No Holder of the Debentures, including a holder of Preferred Securities acting to enforce the rights of the Property Trustee as a Holder of the Debentures pursuant to Section 5.8 of the Trust Agreement, shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (b) if the Trust is not the sole holder of the Outstanding Debentures, the Holders of not less than 50% in principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of the Debentures, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to
Section 3.7) interest (including any Additional Interest, if any) on such Debenture on the Maturity or to convert such Debenture in accordance with
Article 13 and to institute suit for the enforcement of any such payment and right to convert, and such right shall not be impaired without the consent of such Holder. For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Indenture and the Trust Agreement, upon an Event of Default that has occurred and is continuing specified in Sections 5.1(a) or 5.1(b), any holder of Preferred Securities shall have the right to institute a proceeding directly against the Company, for enforcement of payment to such holder of the principal amount of (or premium, if any) or interest on Debentures having a principal amount equal to the liquidation amount of the Preferred Securities of such holder (a "Direct Action"). Notwithstanding any payment made to such holder of Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of (or premium, if any) or interest on the Debentures held by the Trust or the Property Trustee. In connection with any such Direct Action, the rights of the Company will be subrogated to the rights of any holder of the Preferred Securities to the extent of any payment made by the Company to such holder of Preferred Securities as a result of such Direct Action. Except as set forth in this Section, the holders of Preferred Securities shall have no right to execute any right or remedy available to the Holders of, or in respect of, the Debentures.

Section 5.9       Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10      Rights and Remedies Cumulative.

         Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11      Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of the Debentures to exercise any right or remedy accruing upon any Event of Default that shall have occurred and be continuing shall impair any such right or remedy, or constitute a waiver of any such Event of Default or an acquiescence therein.

         Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12      Control by Holders.

         The Holders of a majority in aggregate principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Debentures; provided, that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture;

         (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

         (c) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

         Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to the Debentures and, if all or part of the Debentures is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Debentures entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless the Holders of a majority in principal amount of the Outstanding Debentures shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
Section 5.12.

Section 5.13      Waiver of Past Defaults.

         Subject to Section 9.2 hereof, the Holders of not less than a majority in aggregate principal amount of the Outstanding Debentures affected by any past default may on behalf of the Holders of all the Debentures waive any past default hereunder with respect to Debentures and its consequences, except a default:

         (a) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest, if any) on the Debentures (unless such default has been cured or waived and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee); or

         (b) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Debenture;

provided, however, that if the Debentures are held by the Trust or a trustee of the Trust, such waiver shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such waiver; provided, further, that if the consent of the Holder of each outstanding Debenture is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. If the Holders of a majority in aggregate principal amount of the Outstanding Debentures fail to waive such Event of Default, the holders of a majority in aggregate liquidation amount of Preferred Securities shall have such right. No such rescission shall affect any subsequent default or impair any right consequent thereon. The provisions of this Section 5.13 shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act, and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Indenture and the Debentures, as permitted by the Trust Indenture Act.

Section 5.14      Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest, if any) on the Debentures on or after the Maturity of the Debentures or to convert a Debenture in accordance with Article 13. The provisions of this
Section 5.14 shall be in lieu of Section 315(e) of the Trust Indenture Act, and such Section 315(e) of the Trust Indenture Act is hereby expressly excluded from this Indenture and the Debentures, as permitted by the Trust Indenture Act.

Section 5.15      Waiver of Usury, Stay, or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.1       Certain Duties and Responsibilities.

         (a)      Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

                  (i) this Subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2       Notice of Defaults.

         Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders of Debentures, as their names and addresses appear in the Securities Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on the Debentures, the Trustee shall be fully protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Debentures; and provided, further, that, except in the case of any default of the character specified in Section 5.1(c), no such notice to Holders of the Debentures shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 6.3       Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

         (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate and an Opinion of Counsel;

         (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the Trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it;

         (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Debenture or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on any part of any agent, custodian, nominee or attorney appointed with due care by it hereunder; and

         (i) in the event that the Trustee is also acting as a Paying Agent, Authenticating Agent, Conversion Agent, and/or Securities Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article 6 shall also be afforded to such Paying Agent, Authenticating Agent, Conversion Agent, and/or Securities Registrar.

Section 6.4       Not Responsible for Recitals or Issuance of Debentures.

         The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of the Debentures or the proceeds thereof.

Section 6.5        May Hold Debentures.

         The Trustee, any Paying Agent, Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.

Section 6.6       Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability of interest on any money received by it hereunder, except as otherwise agreed with the Company.

Section 6.7       Compensation and Reimbursement.

         The Company agrees

         (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel); and

         (c) to indemnify the Trustee and its officers, directors and employees for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This Indemnification shall survive the termination of this Agreement or the earlier resignation or removal of the Trustee.

         To secure the Company's payment obligations in this Section, the Company and the Holders agree that the Trustee shall have a lien prior to the Debentures on all money or property held or collected by the Trustee except assets held in trust to pay principal and premium, if any, or interest on particular Debentures pursuant to Section 4.1(a)(ii)(B), or pursuant to any redemption pursuant to Article 11 hereof if monies have been deposited for such redemption and notice has been given and the Redemption Date has passed. Such lien shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Reform Act of 1978 or a successor statute.

Section 6.8       Disqualification; Conflicting Interests.

         The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 310(b) of the Trustee Indenture Act. The Trust Agreement and the Guarantee shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

Section 6.9       Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be

         (a) a corporation organized and doing business under the laws of the United States of America or of any State, Territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

         (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, to the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee hereunder.

Section 6.10      Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company.

         (d)      If at any time:

                  (i) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or

                  (ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by Board Resolution may remove the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all other similarly situated Holders, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Debentures, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debentures shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debenture for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Debentures as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 6.11      Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on the written request of the Company or the Successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor, Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, power and trusts referred to in paragraph (a) of this Section.

         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12      Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated, and in case any Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Debentures or in this Indenture that the certificate of the Trustee shall have.

Section 6.13      Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 6.14      Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents, as described and with the powers and obligations conferred by this Section 6.14 ("Authenticating Agent or Agents"), with respect to the Debentures which shall be authorized to act on behalf of the Trustee to authenticate the Debentures issued upon exchange, registration of transfer or partial redemption thereof, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any State, Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder; provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of the Debentures. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

         If an appointment is made pursuant to this Section, the Debentures may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Debentures referred to in the within mentioned indenture.


         __________________________________
         As Trustee

         By:_______________________________
                  As Authenticating Agent

         By:_______________________________
                  Authorized Officer

                                    ARTICLE 7
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1       Company to Furnish Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee (unless the Trustee is acting as the Securities Registrar)

         (a) quarterly, at least five Business Days before each Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of each such date, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

Section 7.2        Preservation of Information: Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

         (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

Section 7.3       Reports by Trustee.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

         (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted within 60 days after December 31 in each calendar year, commencing with December 31, 1999.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange or self regulatory organization of which the Trustee has received notice by the Company upon which the Debentures are listed and also with the Commission. The Company will notify the Trustee in writing whenever the Debentures are listed on any stock exchange or self-regulatory organization.

Section 7.4       Reports by Company.

         The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act, provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company shall continue to file with the Commission and provide the Trustee and Holders with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a).

                                    ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.1       Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

         (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest, if any) on all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article 13;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

         (c) such consolidation, merger, conveyance, transfer or lease is permitted under the Trust Agreement and Guarantee and does not give rise to any breach or violation of the Trust Agreement or Guarantee; and

         (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

Section 8.2       Successor Corporation Substituted.

         Upon any consolidation or merger by the Company with or into any other corporation, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and in the event of any such conveyance, transfer or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Debentures and may be dissolved and liquidated.

         Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee, and, upon the Company Order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to a Company Order such provisions and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Debentures thereafter to be issued as may be appropriate.

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

Section 9.1       Supplemental Indentures Without Consent of Holders.

         Without the consent of or notice to any Holder, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debentures contained; or

         (b) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

         (c) to add to covenants of the Company for the benefit of the Holders of the Debentures or to surrender any right or power herein conferred upon the Company; or

         (d) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article 13; or

         (e) to add any additional Events of Default; or

         (f) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this clause shall not materially adversely affect the interest of the Holders of Debentures and for so long as any of the Preferred Securities shall remain outstanding, the holders of such Preferred Securities; or

         (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust hereunder by more than one Trustee, pursuant to the requirements of
Section 6.11(b); or

         (h) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

         (i) to make provision for transfer procedures, certification, book-entry provisions, and all other matters required pursuant to Section 3.5 or otherwise necessary, desirable or appropriate in connection with the issuance of Debentures to holders of Preferred Securities in the event of a distribution of Debentures by the Trust if a Special Event occurs and is continuing.

Section 9.2       Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board

Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

         (a) change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest, if any) on, the Debentures, or reduce the principal amount thereof or the rate of interest thereon or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Debenture or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof (or, in the case of redemption, on or after the date fixed for redemption thereof); or

         (b) adversely affect any right to convert or exchange any Debenture or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to such Holder; or

         (c) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

         (d) modify any of the provisions of this Section, Section 4.1, Section 5.8, Section 5.13 or Section 10.6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby, or the consent of the holders of all the Preferred Securities as the case may be; or

         (e) modify the provisions in Article 12 of this Indenture with respect to the subordination of Outstanding Debentures in a manner adverse to the Holders thereof;

provided that, so long as any Preferred Securities remain outstanding (i) no such modification may be made that adversely affects the holders of such Preferred Securities in any material respect, no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation amount of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Debentures and all accrued and unpaid interest (including any Additional Interest, if any) thereon have been paid in full and
(ii) where a consent under this Indenture would require the consent of each Holder of Debentures, no such consent will be given by the Property Trustee without the prior consent of each holder of the Preferred Securities.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3       Execution of Supplemental Indentures.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in conclusively relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.4       Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of the Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5       Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6       Reference in Debentures to Supplemental Indentures.

         Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures presented to the Trustee.

                                   ARTICLE 10
                                    COVENANTS

Section 10.1      Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of Holders of the Debentures that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

Section 10.2      Maintenance of Office or Agency.

         The Company will maintain in the United States, an office or agency where Debentures may be presented or surrendered for payment and an office or agency where Debentures may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

Section 10.3      Money for Debenture Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to the Debentures, it will, on or before each due date of the principal of (or premium, if any) or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act. Whenever the Company shall have one or more Paying Agents, it will, on or before each due date of the principal of or interest on the Debentures, deposit with a Paying Agent a sum sufficient to pay the principal (or premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal and premium (if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (a) hold all sums held by it for the payment of the principal of (or premium, if any) or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (b) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal (or premium, if any) or interest;

         (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

         (d) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payment by the Company or any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Debenture and remaining unclaimed for two years after such principal (or premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request, after all payments owing the Trustee have been paid, to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 10.4      Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 10.5      Statement as to Compliance.

         The Company shall deliver to the Trustee, within 120 days after the end of each calendar year of the Company an Officers' Certificate (signed by at least one of the officers referred to in Section 314(a)(4) of the Trust Indenture Act) covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.5, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

Section 10.6      Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in this Article 10, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Debentures, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

Section 10.7      Additional Sums.

         In the event that (a) the Property Trustee is the Holder of all of the Outstanding Debentures, (b) a Tax Event in respect of the Trust shall have occurred and be continuing and (c) the Company shall not have (i) redeemed the Debentures pursuant to Section 11.7 or 11.8 or (ii) dissolved the Trust pursuant to Section 9.2(b) of the Trust Agreement, the Company shall pay to the Trust (and its permitted successors or assigns under the Trust Agreement) for so long as the Trust (or its permitted successor or assignee) is the registered Holder of the Debentures, such additional amounts as may be necessary in order that the amount of distributions (including any Additional Amounts (as defined in the Trust Agreement)) then due and payable by the Trust on the Preferred Securities and Common Securities that at any time remain outstanding in accord with the terms thereof shall not be reduced as a result of any Additional Taxes (the
"Additional Sums"). Whenever in this Indenture or the Debentures there is a reference in any context to the payment of principal of (or premium, if any) or interest on the Debentures, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made.

Section 10.8      Additional Covenants.

         The Company covenants and agrees with each Holder of Debentures that so long as the Debentures are outstanding, if (i) there shall have occurred any event of which the Company has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder and (B) in respect of which the Company shall not have taken reasonable steps to cure, or (ii) the Company shall be in default with respect to its payment of any obligations under the Guarantee, then the Company shall not, and shall cause any Subsidiary not to, (x) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock or (y) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees of indebtedness for money borrowed) of the Company that rank pari passu with or junior to the Debentures (other than (1) any dividend, redemption, liquidation, interest, principal or guarantee payment by the Company where the payment is made by way of securities (including capital stock) that rank pari passu with or junior to the securities on which such dividend, redemption, interest, principal or guarantee payment is being made, (2) redemptions or purchases of any rights pursuant to any stockholder rights agreement now in existence or subsequently entered into by the Company and the declaration of a dividend of such rights or the issuance of preferred stock under such plans in the future, (3) payments under the Guarantee, (4) purchases of Company Common Stock related to the issuance of Company Common Stock under any of the Company's benefit plans for its directors, officers or employees, (5) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one series or class of the Company's capital stock for another series or class of the Company's capital stock and (6) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged).

         The Company also covenants with each Holder of the Debentures (i) that for so long as Preferred Securities are outstanding not to convert the Debentures except pursuant to a notice of conversion delivered to the Conversion Agent by a holder of Preferred Securities and (ii) to maintain directly or indirectly 100% ownership of the Common Securities of the Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (iii) not to voluntarily terminate, wind-up, liquidate or dissolve the Trust, except (a) in connection with a distribution of the Debentures to the holders of Preferred Securities in dissolution of the Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement and (iv) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement to cause the Trust to remain a business trust and not to be classified as an association taxable as a corporation for United States Federal income tax purposes.

Section 10.9      Payment of Expenses of the Trust.

         In connection with the issuance of the Debentures to the Property Trustee and in connection with the issuance of the Preferred Securities by the Trust, the Company shall:

         (a) pay for all costs, fees and expenses relating to the issuance of the Preferred Securities, including compensation of the Trustee under the Indenture in accordance with the provisions of Section 6.7 of this Indenture;

         (b) be responsible for and pay for all debts and obligations (other than with respect to the Preferred Securities) of the Trust, pay for all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities, the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets); and

         (c) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

                                   ARTICLE 11
                      REDEMPTION OR EXCHANGE OF DEBENTURES

Section 11.1      Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Debentures shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, not less than 45 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such date and of the principal amount of Debentures to be redeemed.

Section 11.2      Selection of Debentures to Be Redeemed.

         If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee from the Outstanding Debentures not previously called for redemption, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of the Debentures Outstanding; provided that the unredeemed portion of the principal amount of the Debentures be in an authorized denomination (which shall not be less than the minimum authorized denomination) for the Debentures.

         The Trustee shall promptly notify the Company in writing of the Debentures selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Debenture which has been or is to be redeemed. If the Company shall so direct, Debentures registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Debentures selected for redemption.

Section 11.3      Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth (30th) day, and not earlier than the sixtieth (60th) day, prior to the date fixed for redemption, to each Holder of Debentures to be redeemed, at the address of such Holder as it appears in the Securities Register.

         With respect to Debentures to be redeemed, each notice of redemption shall state:

         (a)      the Redemption Date;

         (b) the redemption price at which the Debentures are to be redeem-ed (the "Redemption Price");

         (c) if less than all Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Debentures to be redeemed (including, if relevant, the CUSIP number);

         (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture or portion thereof, and that upon deposit with the Paying Agent interest thereon, if any, shall cease to accrue on and after the Redemption Date;

         (e) the place or places where the Debentures are to be surrendered for payment of the redemption price at which the Debentures are to be redeemed;

         (f) that a Holder of Debentures who desires to convert Debentures called for redemption must satisfy the requirements for conversion contained in the Debentures, the then existing Conversion Price, and the date and time when the option to convert shall expire; and

         (g) the record date for the determination of holders entitled to receive payment of the Redemption Price, as provided in Section 11.5.

         Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

Section 11.4      Deposit of Redemption Price.

         Prior to 12:00 noon, New York City time, on the Redemption Date specified in the notice of redemption given as provided in Section 11.3, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.2) an amount of money sufficient to redeem on the Redemption Date all the Debentures so called for redemption at the applicable Redemption Price. If any Debenture called for redemption has been converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

Section 11.5      Debentures Payable on Redemption Date.

         If notice of redemption has been given as provided in Section 11.3, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, including any accrued interest (and any Additional Interest, if any) thereon, and from and after such date (unless the Company shall default in the payment of the Redemption Price or any accrued interest on (including any Additional Interest, if any)) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, including any accrued interest (and any Additional Interest, if any) to the Redemption Date; provided, however, that installments of interest on Debentures whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one of more Predecessor Debentures, registered as such at the close of business on the relevant Regular Record Dates or Special Record Dates, as the case may be, according to their terms and the provisions of Section 3.7. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such date. Payment of the Redemption Price shall be made to the Holders of such Debentures as they appear on the Securities Register for the Debentures on the relevant record date, which shall be the date which is the fifteenth (15th) day (whether or not a Business Day) preceding such Redemption Date.

         If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debenture.

Section 11.6      Debentures Redeemed in Part.

         In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of or exchange any Debenture during a period beginning at 9:00 a.m. (New York City time) 15 Business Days before any selection for redemption of Debentures and ending at 5:00 p.m. (New York City time) on the earliest date in which the relevant notice of redemption is deemed to have been given to all Holders of Debentures to be so redeemed and (ii) register the transfer of or exchange any Debentures so selected for redemption, in whole or in part, except for the unredeemed portion of any Debentures being redeemed in part.

         Any Debenture which is to be redeemed only in part shall be surrendered at the place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Debenture without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered. Each Debenture shall be subject to partial redemption only in the amount of $25 or integral multiples thereof.

         The Debentures are not entitled to the benefit of any sinking or like fund.

Section 11.7      Mandatory Redemption.

         Upon (i) repayment at maturity or (ii) as a result of acceleration upon the occurrence and continuation of an Event of Default, the Company shall redeem the Outstanding Debentures, in whole but not in part, at a redemption price equal to 100% of the principal amount of such Debentures plus any accrued and unpaid interest, including any Additional Interest, if any, to the date fixed for redemption.

Section 11.8      Optional Redemption.

         Except as set forth below, on and after ________________________, 2002 and subject to the next succeeding sentence, the Company shall have the right, at any time and from time to time, to redeem the Debentures, in whole or in part, upon notice given as set forth in Section 11.3 during the twelve month periods beginning on December 1 in each of the following years at the indicated Redemption Price (expressed as a percentage of the principal amount of the Debentures being redeemed), together with any accrued but unpaid interest on the portion being redeemed:

Year                                                     Redemption Price
                                                     (% of principal amount)

2002                                                          101.00%
2003                                                          100.50%
2004 and thereafter                                           100.00%


         The Company may not redeem the Debentures in part unless all accrued and unpaid interest has been paid in full on all outstanding Debentures for all quarterly interest periods terminating on or prior to the giving of notice of the Redemption Date.

         If a Tax Event shall occur and be continuing, the Company shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part, for cash upon the later of (i) 90 days following the occurrence of such Tax Event or (ii) December 1, ____, at a Redemption Price equal to the principal amount of such Debentures plus any accrued and unpaid interest, including Additional Interest, if any, to the date fixed for such redemption.

Section 11.9      Exchange of Trust Securities for Debentures.

         (a) At any time, the Company shall have the right to dissolve the Trust and cause the Debentures to be distributed to the holders of the Preferred Securities in dissolution of the Trust after satisfaction of liabilities to creditors of the Trust as provided by applicable law.

         (b) If a Special Event in respect of the Trust shall occur and be continuing, the Company shall give the Property Trustee notice of the same. If a Special Event in respect of the Trust shall occur and be continuing, the Trust Agreement requires the Property Trustee to direct the Conversion Agent (as defined in the Trust Agreement) to exchange all outstanding Trust Securities for the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Securities to be exchanged with accrued interest in an amount equal to any unpaid distributions (including any Additional Amounts, if any) on the Trust Securities; provided that, in the case of a Tax Event that shall have occurred and be continuing, the Company shall have the right to direct the Property Trustee that less than all, or none, of the Trust Securities be so exchanged (i) if and for so long as the Company shall have elected to pay any Additional Sums such that the amounts received by holders of the Trust Securities that remain outstanding are not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) if the Company shall instead elect to redeem the Debentures, in whole or in part, in the manner set forth in Section 11.8.

                                   ARTICLE 12
                           SUBORDINATION OF DEBENTURES

Section 12.1      Debentures Subordinate to Senior Debt.

         The Company covenants and agrees, and each Holder of a Debenture, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest (including any Additional Interest, if any) on each and all of the Debentures are hereby expressly made junior and subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt. Notwithstanding the foregoing, any and all amounts payable to the Trustee pursuant to Section 6.7 are not subject to the provisions of Article 12.

Section 12.2      Payment Over of Proceeds Upon Dissolution, Etc.

         Upon any payment or distribution of assets of the Company to creditors upon any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors, marshaling of assets or any bankruptcy, insolvency, debt restructuring or similar proceeding in connection with any insolvency or bankruptcy proceeding of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), then the holders of Senior Debt shall be entitled to receive payment in full of principal of (and premium, if any) and interest (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt), if any, on such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Debentures are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or Debentures (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company (including the Debentures) subordinated to the payment of the Debentures, but not including any payments that are made from funds on deposit pursuant to Section 4.1(a)(ii)(B) or funds on deposit for the redemption of Debentures for which notice of Redemption has been given and the applicable Redemption Date has passed, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment"), in respect of principal of (or premium, if any) or interest (including any Additional Interest, if any) on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof any payment or distribution of any kind or character, whether in cash, property or Debentures, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Debentures in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Debenture shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or Debentures, including any Junior Subordinated

Payment, before all Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         For the purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company, as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as the Debentures are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article 8 shall not be deemed a Proceeding for the purposes of this Section, if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article 8.

Section 12.3      Prior Payment to Senior Debt upon Acceleration of Debentures.

         In the event that the Debentures are declared due and payable before their Maturity, then and in such event the holders of the Senior Debt outstanding at the time the Debentures so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Debentures are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) by the Company on account of the principal of (or premium, if any) or interest (including any Additional Interest, if any) on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary. In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of the Debentures prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known, as set forth in Section 12.10, to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

         The provisions of this Section shall not apply to any payment with respect to which Section 12.2 would be applicable.

Section 12.4       No Payment When Senior Debt in Default.

         (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or such event or default, then no payment or distribution of any kind or character, whether in cash, properties or Debentures (including any Junior Subordinated Payment) shall be made by the Company on account of principal of (or premium, if any) or interest (including any Additional Interest, if any), on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary, other than payments made from funds on deposit pursuant to Section 4.1(a)(ii)(B) or from funds on deposit for the redemption of Debentures for which notice of redemption has been given and the Redemption Date has passed.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of the Debentures prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known as set forth in Section 12.10, to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

         The provisions of this Section shall not apply to any payment with respect to which Section 12.2 would be applicable.

Section 12.5      Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Debentures shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 12.2 or under the conditions described in Sections 12.3 and 12.4, from making payments at any time of principal of (or premium, if any) or interest on the Debentures, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (or premium, if any) or interest (including any Additional Interest, if any) on the Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, a Responsible Officer of the Trustee did not have actual knowledge that such payment would have been prohibited by the provisions of this Article.

Section 12.6      Subrogation to Rights of Holders of Senior Debt.

         Subject to the payment in full of all Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Debt of the Company to substantially the same extent as the Debentures are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Debentures shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled, except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Debentures or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Debentures, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

Section 12.7      Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as between the Company and the Holders of the Debentures, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Debentures the principal of (and premium, if any) and interest (including any Additional Interest, if any) on the Debentures as and when the same shall become due and payable in accordance with their terms, or
(b) affect the relative rights against the Company of the Holders of the Debentures and creditors of the Company other than their rights in relation to the holders of Senior Debt, or (c) prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 12.8      Trustee to Effectuate Subordination.

         Each Holder of a Debenture by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Section 12.9      No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

Section 12.10     Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Debentures. Notwithstanding the provisions of this Article, or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debentures, unless and until the Trustee shall have received written notice thereof from the Company or a Person representing itself as a holder of Senior Debt or from any trustee, agent or representative therefor (whether or not the facts contained in such notice are true).

Section 12.11    Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Article 6, and the Holders of the Debentures shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which a Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 12.12     Trustee Not Fiduciary for Holders of Senior Debt.

         With respect to the holders of the Senior Debt of the Company, the Trustee undertakes to perform or observe only such of its obligations and covenants as are set forth in this Article 12, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Indenture against and/or the Trustee. and/or the Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Debt and, subject to the provisions of Section 6.3, neither the Trustee (nor ) shall be liable to the holder of any Senior Debt if it shall pay over or deliver to Holders, the Company, or any other person, money or assets to which any holder of such Senior Debt shall be entitled to by virtue of this Article 12 or otherwise.

Section 12.13 Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and, subject to the requirements of the Trust Indenture Act, nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

Section 12.14     Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intent and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

Section 12.15     Certain Conversions or Exchanges Deemed Payment.

         For the purpose of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Debentures shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest (including any Additional Interest, if any) on the Debentures or on account of the purchase or other acquisition of Debentures, and
(b) the payment, issuance or delivery of cash (including any payments for fractional shares), property or securities (other than junior securities) upon conversion or exchange of a Debenture shall be deemed to constitute payment on account of the principal of such security. For the purpose of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this Article.

                                   ARTICLE 13
                            CONVERSION OF DEBENTURES

Section 13.1      Conversion Rights.

         Subject to and upon compliance with the provisions of this Article, the Debentures are convertible, at the option of the Holder, at any time prior to their redemption or maturity, into fully paid and nonassessable shares of Company Common Stock at an initial conversion rate of 1.568627451 shares of Company Common Stock for each $25 in aggregate principal amount of Debentures (equal to a conversion price of approximately $15.9375 per share of Company Common Stock), subject to adjustment as described in this Article 13 (as adjusted, the "Conversion Price"). A Holder of Debentures may convert any portion of the principal amount of the Debentures into that number of fully paid and nonassessable shares of Company Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Debentures to be converted by the Conversion Price. In case a Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at the close of business on the Redemption Date, unless the Company defaults in making the payment due upon redemption.

Section 13.2      Conversion Procedures.

         (a) In order to convert all or a portion of the Debentures, the Holder thereof shall deliver to the Property Trustee, as conversion agent or to such other agent appointed for such purposes (the "Conversion Agent") an irrevocable Notice of Conversion setting forth the principal amount of Debentures to be converted, together with the name or names, if other than the Holder, in which the shares of Company Common Stock should be issued upon conversion and, if such Debentures are definitive Debentures, surrender to the Conversion Agent the Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Preferred Securities may exercise its right under the Trust Agreement to convert such Preferred Securities into Company Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Debentures held by the Trust (at an exchange rate of $25 principal amount of Debentures for each Preferred Security) and (ii) to immediately convert such Debentures, on behalf of such holder, into Company Common Stock pursuant to this Article 13 and, if such Preferred Securities are in definitive form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Debentures except pursuant to a Notice of Conversion delivered to the Conversion Agent by a holder of Preferred Securities.

         If a Notice of Conversion is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder of record on the Regular Record Date will be entitled to receive the interest paid on the subsequent Interest Payment Date on the portion of Debentures to be converted, notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Debenture which is converted, interest whose Stated Maturity is on or after the date of conversion of such Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Debentures being converted, which shall be deemed to be paid in full. Debentures submitted for conversion prior to the expiration of conversion rights as provided in Section
13.3 shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Trust Agreement, as the case may be. The Person or Persons entitled to receive Company Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Company Common Stock as of the Conversion Date and such Person or Persons will cease to be a record Holder or record Holders of the Debentures on that date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder or holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Company Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

         (b) The Company's delivery upon conversion of the fixed number of shares of Company Common Stock into which the Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Debentures so converted and any unpaid interest (including Additional Interest, if any) accrued on such Debentures at the time of such conversion.

         (c) No fractional shares of Company Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Current Market Price with respect to such fractional interest on the date on which the Debentures or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Securities or the holder of the Preferred Securities so converted.

         (d) In the event of the conversion of any Debenture in part only, a new Debenture or Debentures for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation of the Debenture converted in part in accordance with Section 3.5.

         (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Debentures) and as agent of the Holders of Debentures (in the conversion of Debentures into Company Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Debentures held by the Trust from time to time for Preferred Securities in connection with the conversion of such Preferred Securities in accordance with this Article 13 and
(ii) to convert all or a portion of the Debentures into Company Common Stock and thereupon to deliver such shares of Company Common Stock in accordance with the provisions of this Article 13 and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

         (f) The Company shall at all times reserve and keep available out of its authorized and unissued Company Common Stock, solely for issuance upon the conversion of the Debentures, such number of shares of Company Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Debentures shares of Company Common Stock reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Company Common Stock) so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Whenever the Company issues shares of Company Common Stock upon conversion of Debentures, and the Company has in effect at such time a stock purchase rights agreement under which holders of Company Common Stock are issued rights ("Rights") entitling the holders under certain circumstances to purchase an additional share or shares of stock, the Company will issue, together with each such share of Company Common Stock, such number of Rights (which number may be a fraction) as shall at that time be issuable with a share of Company Common Stock pursuant to such stock purchase rights agreement. Any shares of Company Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Conversion Agent shall deliver the shares of Company Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. The Company shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of Company Common Stock (and all requirements to list Company
Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Company to lawfully issue Company Common Stock upon conversion of the Debentures and to lawfully deliver Company Common Stock to each Holder upon conversion of the Debentures.

         (g) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Company Common Stock on conversion of Debentures. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Company Common Stock in a name other than that in which the Debentures so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Conversion Agent the amount of any such tax, or has established to the satisfaction of the Conversion Agent that such tax has been paid.

         (h) Nothing in this Article 13 shall limit the requirement of the Company to withhold taxes pursuant to the terms of the Debentures or as set forth in this Agreement or otherwise require the Trustee or the Company to pay any amounts on account of such withholdings.

Section 13.3      Expiration of Conversion Rights.

         The conversion rights of Holders of Debentures shall expire at the close of business on the date set for redemption of the Debentures upon the redemption or the Stated Maturity of the Debentures.

Section 13.4      Conversion Price Adjustments.

         The   conversion   price  shall  be  subject  to  adjustment   (without
duplication) from time to time as follows:

         (a) In case the Company shall, while any of the Debentures are outstanding, (i) pay a dividend or make a distribution with respect to its Company Common Stock exclusively in shares of Company Common Stock, (ii) subdivide its outstanding shares of Company Common Stock, (iii) combine its outstanding shares of Company Common Stock into a smaller number of shares or
(iv) issue by reclassification of its shares of Company Common Stock any shares of capital stock of the Company, the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Debentures thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Debentures been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes or series of capital stock. In the event that such dividend, distribution, subdivision, combination or issuance is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

         (b) In case the Company shall, while any of the Debentures are Outstanding, issue rights or warrants to all holders of its Company Common Stock entitling them to subscribe for or purchase shares of Company Common Stock at a price per share less than the Current Market Price per share of Company Common

Stock on such record date, the Conversion Price for the Debentures shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Company Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Company Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Company Common
Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. For the purposes of this subsection, the number of shares of Company Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Company Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

         (c) Subject to the last sentence of this subparagraph, in case the Company shall, by dividend or otherwise, distribute to all holders of its Company Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in subparagraph (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph (a) of this Section 13.4), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (c) by a fraction of which the numerator shall be the Current Market Price per share of Company Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Company Common Stock and the denominator shall be such Current Market Price per share of Company Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. For purposes of this subparagraph (c), any dividend or distribution that includes shares of Company Common Stock or rights or warrants to subscribe for or purchase shares of Company Common Stock shall be deemed instead to be (i) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Company Common Stock or such rights or warrants (making any Conversion Price reduction required by this subparagraph (c)) immediately followed by (ii) a dividend or distribution of such shares of Company Common Stock or such rights or warrants (making any further conversion price reduction required by subparagraph (a) or (b)), except
(A) the Reference Date of such dividend or distribution as defined in this subparagraph shall be substituted as (x) "the record date in the case of a dividend or other distribution," and (y) "the record date for the determination of stockholders entitled to receive such rights or warrants" and (z) "the date fixed for such determination" within the meaning of subparagraphs (a) and (b) and (B) any shares of Company Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the conversion price in subparagraph (a).

         (d) In case the Company shall pay or make a dividend or other distribution on its Company Common Stock exclusively in cash (excluding (i) all cash dividends, if the amount thereof does not exceed the per share amount of the immediately preceding regular cash dividend (as adjusted to reflect any of the events referred to in subparagraphs (a), (b), (c), (d) or (e) of this Section and (ii) all cash dividends, if the annualized amount thereof per share of Company Common Stock does not exceed 12.5% of the Current Market Price per share of Company Common Stock on the trading day immediately preceding the date of declaration of such dividend), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (d) by a fraction of which the numerator shall be the Current Market Price per share of Company Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed (excluding that portion of such distribution that does not exceed 12.5% of the Current Market Price per share, determined as provided above) applicable to one share of Company Common Stock and the denominator shall be such Current Market Price per share of Company Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Company Common Stock is equal to or greater than the Current Market Price per share of Company Common Stock on the record date mentioned above (excluding that portion of such distribution that does not exceed 12.5% of the Current Market Price per share, determined as provided above), in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of shares of Debentures shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each share of the Debentures immediately prior to the record date for the distribution of the cash (less that portion of such distribution that does not exceed 12.5% of the Current Market Price per share, determined as provided above). In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the conversion price which would then be in effect if such record date had not been fixed.

         (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of Company Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Company Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the Current Market Price per share of Company Common Stock on the trading day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (e) by a fraction of which the numerator shall be the number of shares of Company Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time (including the Purchased

Shares) (as defined below) multiplied by the Current Market Price per share of Company Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") (excluding that portion of such consideration that does not exceed 110% of the Current Market Price per share) and (y) the product of the number of shares of Company Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of Company Common Stock on the trading day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that such tender or exchange offer is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

         (f) If the distribution date for the Rights of the Company provided in any stockholder rights agreement occurs prior to the Conversion Date, and a Holder of the Debentures who converts such Debentures after such distribution date is not entitled to receive the Rights that would otherwise be attached (but for the date of conversion) to the shares of Company Common Stock received upon such conversion, then an adjustment shall be made to the Conversion Price pursuant to clause (ii) of Section 13.4(a) as if the Rights were being distributed to Company Common Stockholders of the Company immediately prior to such conversion. If such an adjustment is made and the Rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment shall be made to the Conversion Price, on an equitable basis, to take account of such event.

         (g) The Company shall have the right to reduce from time to time the Conversion Price by any amount selected by the Company for any period of at least 30 days; provided, that Company shall give at least 15 days' written notice of such reduction to the Trustee and the Property Trustee. The Company may, at its option, make such reductions in the Conversion Price, in addition to those set forth above in Section 13.4(a), as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Company Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for United States Federal income tax purposes.

         (h) Notwithstanding anything to the contrary in this Section 13.4, no adjustment of the Conversion Price will be made upon the issuance of any shares of Company Common Stock (or securities convertible or exchangeable for Company Common Stock), except as specifically provided above, including pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Company Common Stock under any such plan, or the issuance of any shares of Company Common Stock or options or rights to purchase such shares pursuant to any present or future employee benefit plan or program of the Company or pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security which does not constitute an issuance to all holders of Company Common Stock of rights or warrants entitling holders of such rights or warrants to subscribe for or purchase Company Common Stock at less than the Current Market Price. Further, such issuances shall not be deemed to constitute an issuance of Company Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. There shall also be no adjustment of the Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article 13. No adjustment in the Conversion Price will be required unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price, but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in a subsequent adjustment.

         (i) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Debentures.

Section 13.5      Fundamental Change.

         (a) In the event that the Company is a party to any transaction (including, without limitation, a merger other than a merger that does not result in a reclassification, conversion, exchange or cancellation of Company Common Stock), consolidation, sale of all or substantially all of the assets of the Company, recapitalization or reclassification of Company Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination of Company Common Stock) or any compulsory share exchange (each of the foregoing being referred to as a "Transaction"), in each case, as a result of which shares of Company Common Stock shall be converted into the right to receive, or shall be exchanged for, (i) in the case of any Transaction other than a Transaction involving a Common Stock Fundamental Change (and subject to funds being legally available for such purpose under applicable law and the time of such conversion), securities, cash or other property, each Debenture shall thereafter be convertible into the kind and, in the case of a Transaction which does not involve a Fundamental Change, amount of securities, cash and other property receivable upon the consummation of such Transaction by a holder of that number of shares of Company Common Stock into which a Debenture was convertible immediately prior to such Transaction, or (ii) in the case of a Transaction involving a Common Stock Fundamental Change, common stock, each Debenture shall thereafter be convertible (in the manner described herein) into common stock of the kind received by holders of Company Common Stock (but in each case after giving effect to any adjustment discussed in paragraphs (b) and (c) relating to a Fundamental Change if such Transaction constitutes a Fundamental Change). The holders of Debentures or Preferred Securities will have no voting rights with respect to any Transaction.

         (b) If any Fundamental Change occurs, then the Conversion Price in effect will be adjusted immediately after such Fundamental Change as described in paragraph (c) below. In addition, in the event of a Common Stock Fundamental Change, each Debenture shall be convertible solely into common stock of the kind received by holders of Company Common Stock as a result of such Common Stock Fundamental Change.

         (c) The Conversion Price in the case of any Transaction involving a Fundamental Change will be adjusted immediately after such Fundamental Change:

                  (i) in the case of a Non-Stock Fundamental Change, the Conversion Price of the Debentures will thereupon become the lower of (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to the preceding paragraphs, and (B) the result obtained by multiplying the greater of the Applicable Price or the then applicable Reference Market Price by a fraction of which the numerator will be $___ and the denominator will be (x) the amount of the Redemption Price for one Debenture if the Redemption Date were the date of such Non-Stock Fundamental Change (or, for the period commencing on the first date of original issuance of the Debentures and through December 1, 2000, and the twelve-month periods commencing December 1, 2001, December 1, 2002 and December 1, 2003, the product of 10_.___%, 10_.___%, 10_.___% and 10_.___%, respectively, multiplied by $__) plus (y) any then-accrued and unpaid interest on one Debenture; and

                  (ii) in the case of a Common Stock Fundamental Change, the Conversion Price of the Debentures in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to the preceding paragraphs, will thereupon be adjusted by multiplying such Conversion Price by a fraction of which the numerator will be the Purchaser Stock Price and the denominator will be the Applicable Price; provided, however, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of common stock is common stock of the successor, acquiror, or other third party (and cash, if any, is paid only with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of common stock will have been exchanged for, converted into, or acquired for common stock (and cash with respect to fractional interests) of the successor, acquiror, or other third party, the Conversion Price of the Debentures in effect immediately prior to such Common Stock Fundamental Change will thereupon be adjusted by multiplying such Conversion Price by a fraction of which the numerator will be one and the denominator will be the number of shares of common stock of the successor, acquiror, or other third party received by a holder of one share of common stock as a result of such Common Stock Fundamental Change.

Section 13.6      Notice of Adjustments of Conversion Price.

         Whenever the Conversion Price is adjusted as herein provided:

         (a) the Company shall compute the adjusted conversion price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Debentures; and

         (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and the Debentures at their last addresses as they appear upon the stock transfer books of the Company and the Trust and the Securities Registrar.

Section 13.7       Prior Notice of Certain Events.

         In case:

         (a) the Company shall (i) declare any dividend (or any other distribution) on its Company Common Stock, other than (A) a dividend payable in shares of Company Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 13.4(c) or (d) or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 13.4(e);

         (b) the Company shall authorize the granting to all holders of Company Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

         (c) of any reclassification of Company Common Stock (other than a subdivision or combination of the outstanding Company Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby Company Common Stock is converted into other securities, cash or other property; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (A) if any Preferred Securities are outstanding under the Trust Agreement, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the stock transfer books of the Trust or (B) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Company Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Company Common Stock of record shall be entitled to exchange their shares of Company Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

Section 13.8      Certain Additional Rights.

         In case the Company shall, by dividend or otherwise, declare or make a distribution on its Company Common Stock referred to in Section 13.4(c) or 13.4(d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 13.4(c)), the Holders of the Debentures, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Company Common Stock into which the Debentures are converted, the portion of the shares of Company Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Company Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Company Common Stock which the Holder of Debentures so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Company Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which Company Common Stock is then traded and (ii) requires payment or delivery of such shares of Company Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Company Common Stock receiving such distribution.

Section 13.9 Trustee Not Responsible for Determining Conversion Price or Adjustments.

         Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Debenture or to any holder of a Preferred Security to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Company Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Company Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in Article 10 or this Article 13.

                                     * * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                               CAPITAL SENIOR LIVING CORPORATION


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------



                                                                    , as Trustee
                                               ---------------------

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                   Exhibit C-1




                           Form of Guarantee Agreement

                               GUARANTEE AGREEMENT




                        CAPITAL SENIOR LIVING CORPORATION

                                       and

                          CAPITAL SENIOR LIVING TRUST I



                      Relating to the Preferred Securities
                                       of
                          Capital Senior Living Trust I

                      Dated as of ___________________, 1999


                             CROSS REFERENCE TABLE(1)


Trust Indenture                                                                                 Guarantee Agreement
  Act Section                                                                                         Section
---------------                                                                                 -------------------

310(a).......................................................................................................4.1(a)
310(b)..................................................................................................4.1(c), 2.8
310(c).................................................................................................Inapplicable
311(a).......................................................................................................2.2(b)
311(b).......................................................................................................2.2(b)
311(c).................................................................................................Inapplicable
312(a).......................................................................................................2.2(a)
312(b).......................................................................................................2.2(b)
313.............................................................................................................2.3
314(a)..........................................................................................................2.4
314(b).................................................................................................Inapplicable
314(c)..........................................................................................................2.5
314(d).................................................................................................Inapplicable
314(e)................................................................................................1.1, 2.5, 3.2
314(f)..........................................................................................................3.2
315(a).......................................................................................................3.1(d)
315(b...........................................................................................................2.7
315(c)..........................................................................................................3.1
315(d).......................................................................................................3.1(d)
316(a)................................................................................................1.1, 2.6, 5.4
316(b)..........................................................................................................5.3
317(a).................................................................................................Inapplicable
317(b).................................................................................................Inapplicable
318(a).......................................................................................................2.1(b)
318(b)..........................................................................................................2.1
318(c).......................................................................................................2.1(a)


--------
         1 This Cross-Reference Table does not constitute part of the Guarantee Agreement and shall not affect the interpretation of any of its terms or provisions.


                                TABLE OF CONTENTS

                                                                                                               PAGE


ARTICLE 1 - DEFINITIONS...........................................................................................2
         SECTION 1.1    Definitions...............................................................................2

ARTICLE 2 - TRUST INDENTURE ACT...................................................................................4
         SECTION 2.1    Trust Indenture Act; Application..........................................................4
         SECTION 2.2   List of Holders............................................................................4
         SECTION 2.3    Reports by the Guarantee Trustee..........................................................4
         SECTION 2.4    Periodic Reports to Guarantee Trustee.....................................................4
         SECTION 2.5    Evidence of Compliance with Conditions Precedent..........................................5
         SECTION 2.6    Events of Default; Waiver.................................................................5
         SECTION 2.7    Event of Default; Notice..................................................................5
         SECTION 2.8    Conflicting Interests.....................................................................5

ARTICLE 3 - POWERS, DUTIES AND RIGHTS OF THE GUARANTEE TRUSTEE....................................................5
         SECTION 3.1    Powers and Duties of the Guarantee Trustee................................................5
         SECTION 3.2    Certain Rights of Guarantee Trustee.......................................................7
         SECTION 3.3    Indemnity.................................................................................8

ARTICLE 4 - GUARANTEE TRUSTEE.....................................................................................9
         SECTION 4.1    Guarantee Trustee; Eligibility............................................................9
         SECTION 4.2    Appointment, Removal and Resignation of the Guarantee Trustee
                   ...............................................................................................9

ARTICLE 5 - GUARANTEE............................................................................................10
         SECTION 5.1    Guarantee................................................................................10
         SECTION 5.2     Waiver of Notice and Demand.............................................................10
         SECTION 5.3    Obligations Not Affected.................................................................10
         SECTION 5.4    Rights of Holders........................................................................11
         SECTION 5.5    Guarantee of Payment.....................................................................11
         SECTION 5.6    Subrogation..............................................................................11
         SECTION 5.7    Independent Obligations..................................................................11

ARTICLE 6 - COVENANTS AND SUBORDINATION..........................................................................12
         SECTION 6.1    Subordination............................................................................12
         SECTION 6.2    Certain Covenants of the Guarantor.......................................................12

ARTICLE 7 - TERMINATION..........................................................................................13
         SECTION 7.1    Termination..............................................................................13

ARTICLE 8 - MISCELLANEOUS........................................................................................13
         SECTION 8.1    Successors and Assigns...................................................................13






         SECTION 8.2    Amendments...............................................................................13
         SECTION 8.3    Notices..................................................................................14
         SECTION 8.4    Benefit..................................................................................15
         SECTION 8.5    Interpretation...........................................................................15
         SECTION 8.6    Governing Law............................................................................16



                               GUARANTEE AGREEMENT

THIS GUARANTEE AGREEMENT, dated as of _______________, 1999, is executed and delivered by Capital Senior Living Corporation, a Delaware corporation (the "Guarantor"), and ________________________________, a ____________________
banking corporation, as trustee (the "Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Preferred Securities (as defined herein) of Capital Senior Living Trust I, a Delaware statutory business trust (the "Issuer").

         WHEREAS, pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of ________________, 1999, among the Trustees named therein, the Guarantor, as Depositor, and the Holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing of up to 2,380,000 of its 8% Convertible Preferred Securities (liquidation preference $25 per preferred security) (the "Preferred Securities") representing preferred undivided beneficial interests in the assets of the Issuer and having the terms set forth in the Trust Agreement;

         WHEREAS, the Preferred Securities will be issued by the Issuer in conjunction with and pursuant to the terms of that certain Agreement and Plan of Merger, dated as of February 7, 1999, by and among the Guarantor, the Issuer, Capital Senior Living Acquisition, LLC, a Delaware limited liability company, and ILM Senior Living, Inc., a Virginia finite-life corporation, and that certain Agreement and Plan of Merger, dated as of February 7, 1999, by and among the Guarantor, the Issuer, Capital Senior Living Acquisition, LLC, a Delaware limited liability company, and ILM II Senior Living, Inc., a Virginia finite-life corporation and together with the proceeds from the issuance of the Issuer's Common Securities (as defined below), will be used to acquire the Debentures (as defined in the Trust Agreement) of the Guarantor which will be deposited with __________________, as Property Trustee under the Trust Agreement, as trust assets;

         WHEREAS, as incentive for the Holders to cause the issuance of the Preferred Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth herein, to pay to the Holders of the Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein; and

         WHEREAS, the Guarantor is also executing and delivering a guarantee agreement (the "Common Securities Guarantee") in substantially identical terms to this Guarantee for the benefit of the holders of the Common Securities, except that if an event of default (as defined in the Indenture (as defined herein)), has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments (as defined in the Common Securities Guarantee) under the Common Securities Guarantee shall be subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments (as defined herein) under this Guarantee.

         NOW, THEREFORE, in consideration of the issuance to each Holder of Preferred Securities, which issuance the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders from time to time of the Preferred Securities.

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1 Definitions. As used in this Guarantee Agreement, the terms set forth below shall, unless the context otherwise requires, have the following meanings. Capitalized or otherwise defined terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement as in effect on the date hereof.

 "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct common control with such specified Person; provided, however, that an Affiliate of the Guarantor shall not be deemed to include the Issuer. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Common   Securities"  means  the  securities   representing  common  beneficial
interests in the assets of the Issuer.

"Company Common Stock" shall mean the common stock, par value $.01, per share, of the Guarantor.

"Event of Default" means a default by the Guarantor on any of its payment or other obligations under this Guarantee Agreement; provided, however, that, except with respect to a default in payment of any Guarantee Payments, the Guarantor shall have received written notice of default and shall not have cured such default within 90 days after receipt of such notice.

"Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Preferred Securities, to the extent not paid or made by or on behalf of the Issuer: (i) any accumulated and unpaid Distributions (as defined in the Trust Agreement) required to be paid on the Preferred Securities, to the extent the Issuer shall have funds on hand available therefor at such time, (ii) the redemption price, including all accrued and unpaid Distributions to the date of redemption (the "Redemption Price"), with respect to the Preferred Securities called for redemption by the Issuer, to the extent the Issuer shall have funds on hand available therefor, and (iii) upon a voluntary or involuntary dissolution of the Issuer, unless Debentures are distributed to the Holders, the lesser of (a) the aggregate of the liquidation preference of $25 per Preferred Security plus accrued and unpaid Distributions on the Preferred Securities to the date of payment, to the extent the Issuer shall have funds on hand available to make such payment and (b) the amount of assets of the Issuer remaining available for distribution to Holders in dissolution of the Issuer.

"Guarantee Trustee" means _________________, until a Successor Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee Agreement and thereafter means each such Successor Guarantee Trustee.

"Holder" means any holder, as registered on the books and records of the Issuer, of any Preferred Securities; provided, however, that in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor, the Guarantee Trustee or any Affiliate of the Guarantor or the Guarantee Trustee.

"Indenture" means the Junior Convertible Subordinated Indenture, dated as of ___________, 1999, as supplemented and amended between the Guarantor and
______________________, as trustee.

"List of Holders" has the meaning specified in Section 2.2 (a).

"Majority in Liquidation Preference of the Securities" means, except as provided by the Trust Indenture Act, a vote by the Holder(s), voting separately as a class, of more than 50% of the liquidation preference of all the outstanding Preferred Securities issued by the Issuer.

"Officers' Certificate" means, with respect to any Person, a certificate signed by (i) the Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President, and by (ii) the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of such Person, and delivered to the Guarantee Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee Agreement shall include:

         (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

"Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

"Responsible Officer" means, with respect to the Guarantee Trustee, any officer assigned to the Trustee's Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Guarantee Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Successor Guarantee Trustee" means a successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 4.1.

"Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                                    ARTICLE 2
                               TRUST INDENTURE ACT

 SECTION 2.1    Trust Indenture Act; Application.

         (a) This Guarantee Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee Agreement and shall, to the extent applicable, be governed by such provisions.

         (b) If and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

 SECTION 2.2 List of Holders.

         (a) The Guarantor shall furnish or cause to be furnished to the Guarantee Trustee (unless the Guarantee Trustee is acting as Securities Registrar with respect to the Debentures under the Indenture) (i) semi-annually, on or before January 15 and July 15 of each year, a list, in such form as the Guarantee Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, and (ii) at such other times as the Guarantee Trustee may request in writing, within 30 days after the receipt by the Guarantor of any such written request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished, in each case to the extent such information is in the possession or control of the Guarantor and is not identical to a previously supplied list of Holders or has not otherwise been received by the Guarantee Trustee. Notwithstanding the foregoing, the Guarantor shall not be obligated to provide such List of Holders at any time the Preferred Securities are represented by one or more Global Certificates (as defined in the Indenture). The Guarantee Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The  Guarantee  Trustee  shall  comply with its  obligations  under
Section 311(a), Section 311(b) and Section 312(b) of the Trust Indenture Act.

SECTION 2.3 Reports by the Guarantee Trustee. Within 60 days after December 31 in each calendar year, commencing with December 31, 1999, the Guarantee Trustee shall provide to the Holders such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4 Periodic Reports to Guarantee Trustee. The Guarantor shall provide to the Guarantee Trustee, the Securities and Exchange Commission and the Holders such documents, reports and information, if any, as required by Section 314 of the Trust Indenture Act and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act; and such compliance certificate of the Guarantor shall be delivered on or before 120 days after the end of each calendar year.

SECTION 2.5 Evidence of Compliance with Conditions Precedent. The Guarantor shall provide to the Guarantee Trustee such evidence of compliance with such conditions precedent, if any, provided for in this Guarantee Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6 Events of Default; Waiver. The Holders of a Majority in Liquidation Preference of the Securities may, by vote, on behalf of the Holders, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent therefrom.

SECTION 2.7 Event of Default; Notice.

         (a) The Guarantee Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders, notices of all Events of Default actually known to a Responsible Officer of the Guarantee Trustee, unless such defaults have been cured before the giving of such notice; provided, that, except in the case of a default in the payment of a Guarantee Payment, the Guarantee Trustee shall be fully protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

         (b) The Guarantee Trustee shall not be deemed to have actual knowledge of any Event of Default unless the Guarantee Trustee shall have received written notice, or a Responsible Officer charged with the administration of the Trust Agreement shall have obtained written notice, of such Event of Default.

SECTION 2.8 Conflicting Interests. The Trust Agreement and the Indenture shall be deemed to be specifically described in this Guarantee Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                    ARTICLE 3
               POWERS, DUTIES AND RIGHTS OF THE GUARANTEE TRUSTEE

 SECTION 3.1 Powers and Duties of the Guarantee Trustee.

         (a) This Guarantee Agreement shall be held by the Guarantee Trustee for the benefit of the Holders, and the Guarantee Trustee shall not transfer this Guarantee Agreement to any Person except a Holder exercising his or her rights pursuant to Section 5.4(iv) or to a Successor Guarantee Trustee on acceptance by such Successor Guarantee Trustee of its appointment to act as Successor

Guarantee Trustee. The right, title and interest of the Guarantee Trustee shall automatically vest in any Successor Guarantee Trustee, upon acceptance by such Successor Guarantee Trustee of its appointment hereunder, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Guarantee Trustee.

         (b) If an Event of Default actually known to a Responsible Officer of the Guarantee Trustee has occurred and is continuing, the Guarantee Trustee shall enforce this Guarantee Agreement for the benefit of the Holders.

         (c) The Guarantee Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) and is actually known to the Responsible Officer of the Guarantee Trustee, the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (d) No provision of this Guarantee Agreement shall be construed to relieve the Guarantee Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred;

                           (A) the duties and obligations of the Guarantee Trustee shall be determined solely by the express provisions of this Guarantee Agreement, and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement, and no implied covenants or obligations shall be read into this Guarantee Agreement against the Guarantee Trustee; and

                           (B) in the  absence  of bad  faith on the part of the
                  Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee Agreement;

                  (ii) the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Guarantee Trustee, unless it shall be proved that the Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                  (iii) the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Preference of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and

                  (iv) no provision of this Guarantee Agreement shall require the Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

 SECTION 3.2    Certain Rights of Guarantee Trustee.

         (a)      Subject to the provisions of Section 3.1:

                  (i) The Guarantee Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, proxy, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (ii) Any  direction or act of the  Guarantor  contemplated  by
         this  Guarantee  Agreement  shall  be  sufficiently   evidenced  by  an
         Officers' Certificate unless otherwise prescribed herein.

                  (iii) Whenever, in the administration of this Guarantee Agreement, the Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting to take any action hereunder, the Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request from the Guarantee Trustee, shall be promptly delivered by the Guarantor.

                  (iv) The Guarantee Trustee may consult with legal counsel, and the written advice or opinion of such legal counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or opinion. Such legal counsel may be legal counsel to the Guarantor or any of its Affiliates and may be one of its employees. The Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction.

                  (v) The  Guarantee  Trustee  shall be under no  obligation  to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Guarantee Trustee and its officers, directors and agents such adequate security and indemnity as would satisfy a reasonable person in the position of the Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Guarantee Trustee; provided, that, nothing contained in this Section 3.2(a)(v) shall be taken to relieve the Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee Agreement and use the same degree of care and skill in the exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (vi) The Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Guarantee Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                  (vii) The Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents, custodians, nominees or attorneys or any Affiliate, and the Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

                  (viii)  Whenever  in  the  administration  of  this  Guarantee
         Agreement the Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Guarantee Trustee (A) may request written instructions from the Holders of a Majority in Liquidation
         Preference of the Securities, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be fully protected in acting in accordance with such instructions.

         (b) No provision of this Guarantee Agreement shall be deemed to impose any duty or obligation on the Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Guarantee Trustee shall be construed to be a duty to act in accordance with such power and authority.

SECTION 3.3 Indemnity. The Guarantor agrees to indemnify the Guarantee Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Guarantee Trustee, arising out of or in connection with the acceptance or administration of this Guarantee Agreement, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Guarantee Trustee will not claim or exact any lien or charge on any Guarantee Payment as a result of any amount due to it under this Guarantee Agreement.

                                    ARTICLE 4
                                GUARANTEE TRUSTEE

 SECTION 4.1    Guarantee Trustee; Eligibility.

         (a)      There shall at all times be a Guarantee Trustee which shall:

                  (i)   not be an Affiliate of the Guarantor; and

                  (ii) be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000, and shall be a corporation meeting the requirements of Section 310(a) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority, then, for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Guarantee Trustee shall cease to be eligible to so act under Section 4.1(a), the Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.2(c).

         (c) If the Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

SECTION 4.2 Appointment, Removal and Resignation of the Guarantee Trustee.

         (a) Subject to Section 4.2(b), the Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor.

         (b) The Guarantee Trustee shall not be removed until a Successor Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Guarantee Trustee and delivered to the Guarantor.

         (c) The Guarantee Trustee appointed hereunder shall hold office until a Successor Guarantee Trustee shall have been appointed or until its removal or resignation. The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Guarantee Trustee has been appointed and has accepted such appointment by an instrument in writing executed by such Successor Guarantee Trustee and delivered to the Guarantor and the resigning Guarantee Trustee.

         (d) If no Successor Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.2 within 60 days after delivery to the Guarantor of an instrument of resignation, the resigning Guarantee Trustee may petition, at the expense of the Guarantor, any court of competent jurisdiction for appointment of a Successor Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Guarantee Trustee.

         (e) No Guarantee Trustee shall be liable for the acts or omissions of any successor Guarantor Trustee.

         (f) Upon the removal or resignation of the Guarantee Trustee, the Guarantor shall pay all amounts due and owing to such Guarantee Trustee.

                                    ARTICLE 5
                                    GUARANTEE

SECTION 5.1 Guarantee. The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by or on behalf of the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim which the Issuer may have or assert other than the defense of payment. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

SECTION 5.2 Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Guarantee Trustee, Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

SECTION 5.3 Obligations Not Affected. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

         (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Issuer;

         (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions (other than an extension of time for payment of Distributions that results from the extension of any interest payment period on the Debentures as so provided in the Indenture), Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities;

         (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

         (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

         (e) any invalidity of, or defect or deficiency in, the Preferred Securities;

         (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

         (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders or the Guarantee Trustee to give notice to, or obtain the consent of, the Guarantor with respect to the happening of any of the foregoing.

SECTION 5.4 Rights of Holders. The Guarantor expressly acknowledges that: (i) this Guarantee Agreement will be deposited with the Guarantee Trustee to be held for the benefit of the Holders; (ii) the Guarantee Trustee has the right to enforce this Guarantee Agreement on behalf of the Holders; (iii) the Holders of a Majority in Liquidation Preference of the Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of this Guarantee Agreement or to direct the exercise of any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and (iv) if the Guarantee Trustee fails to enforce the Guarantee, any Holder may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Guarantee Trustee, the Issuer or any other Person.

SECTION 5.5 Guarantee of Payment. This Guarantee Agreement creates a guarantee of payment and not of collection. This Guarantee Agreement will not be discharged except by payment of the Guarantee Payments in full (without duplication of amounts theretofore paid by the Issuer) or upon distribution of Debentures to Holders as provided in the Trust Agreement.

SECTION 5.6 Subrogation. The Guarantor shall be subrogated to all (if any) rights of the Holders against the Issuer in respect of any amounts paid to the Holders by the Guarantor under this Guarantee Agreement and shall have the right to waive payment by the Issuer pursuant to Section 5.1; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

SECTION 5.7 Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 5.3 hereof.

                                    ARTICLE 6
                           COVENANTS AND SUBORDINATION

SECTION 6.1 Subordination. This Guarantee Agreement will constitute an unsecured obligation of the Guarantor and will rank subordinate and junior in right of payment to all liabilities of the Guarantor and pari passu with the most senior preferred stock of the Guarantor, if any, now or hereafter issued by the Company and with any guarantee now or hereafter entered into by the Company in respect of any preferred or preference stock of any affiliate of the Guarantor.

SECTION 6.2 Certain Covenants of the Guarantor.

         (a) Guarantor covenants and agrees that if and so long as (i) the Issuer is the holder of all the Debentures, (ii) a Tax Event (as defined in the Trust Agreement) in respect of the Issuer has occurred and is continuing and
(iii) the Guarantor has elected, and has not revoked such election, to pay Additional Sums (as defined in the Trust Agreement) in respect of the Preferred Securities and Common Securities, the Guarantor will pay to the Issuer such Additional Sums.

         (b) The Guarantor covenants and agrees that it will not, and will not cause any subsidiary of the Guarantor to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Guarantor's capital stock or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities (including guarantees of indebtedness for money borrowed) of the Guarantor that rank pari passu with or junior to the Debentures (other than (a) any dividend, redemption, liquidation, interest, principal or guarantee payment by the Guarantor where the payment is made by way of securities (including capital stock) that rank pari passu with or junior to the securities on which such dividend, redemption, interest, principal or guarantee payment is being made, (b) redemptions or purchases of any rights pursuant to any stockholder rights agreement now in existence or subsequently entered into by the Company, or any successor to any such stockholder rights agreement, and the declaration of a dividend of such rights or the issuance of preferred stock under such plans in the future, (c) payments under this Guarantee Agreement, (d) purchases of Company Common Stock related to the issuance of Company Common Stock under any of the Guarantor's benefit plans for its directors, officers or employees, (e) as a result of a reclassification of the Guarantor's capital stock or the exchange or conversion of one series or class of the Guarantor's capital stock for another series or class of the Guarantor's capital stock and
(f) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged) if at such time (I) there shall have occurred any event of which the Guarantor has actual knowledge that (A) with the giving of notice or the lapse of time, or both, would constitute an "Event of Default" under the Indenture with respect to the Debentures and (B) in respect of which the Guarantor shall not have taken reasonable steps to cure, or (II) the Guarantor shall be in default with respect to its payment of any obligations under the Guarantee.

         (c) The  Guarantor  covenants  and agrees (i) to  maintain  directly or indirectly 100% ownership of the Common Securities, provided that certain successors which are permitted by the Indenture may succeed to the Guarantor's ownership of the Common Securities, (ii) not to voluntarily dissolve the Issuer, except (A) in connection with a distribution of the Debentures to the holders of the Preferred Securities in dissolution of the Issuer or (B) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement, (iii) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement, to cause the Issuer to remain classified as a grantor trust and not as an association taxable as a corporation for United States Federal income tax purposes, (iv) for so long as Preferred Securities are outstanding, not to convert Debentures except pursuant to a notice of conversion delivered to the Conversion Agent (as defined in the Trust Agreement) by a Holder, (v) to maintain the reservation for issuance of the number of shares of Company Common Stock that would be required from time to time upon the conversion of all the Debentures then outstanding, (vi) to deliver shares of Company Common Stock upon an election by the Holders to convert such Preferred Securities into Company Common Stock and (vii) to honor all obligations described herein relating to the conversion or exchange of the Preferred Securities into or for Company Common Stock or Debentures.

                                    ARTICLE 7
                                   TERMINATION

SECTION 7.1 Termination. This Guarantee Agreement shall terminate and be of no further force and effect upon (i) full payment of the Redemption Price of all Preferred Securities, (ii) the distribution of Debentures to the Holders in exchange for all of the Preferred Securities, (iii) full payment of the amounts payable in accordance with the Trust Agreement upon dissolution of the Issuer or
(iv) upon the distribution, if any, of Company Common Stock to the Holders of the Preferred Securities in respect of the conversion of all such Holders' Preferred Securities into Company Common Stock. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid with respect to Preferred Securities or this Guarantee Agreement.

                                    ARTICLE 8
                                  MISCELLANEOUS

SECTION 8.1 Successors and Assigns. All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities then outstanding. Except in connection with a consolidation, merger or sale involving the Guarantor that is permitted under
Article 8 of the Indenture and pursuant to which the assignee agrees in writing to perform the Guarantor's obligations hereunder, the Guarantor shall not assign its obligations hereunder.

SECTION 8.2 Amendments. Except with respect to any changes which do not adversely affect the rights of the Holders in any material respect (in which case no consent of the Holders will be required), this Guarantee Agreement may only be amended with the prior approval of the Holders of not less than a Majority in Liquidation Preference of the Securities. The provisions of Article 6 of the Trust Agreement concerning meetings of the Holders shall apply to the giving of such approval. The Guarantor shall furnish the Guarantee Trustee with an Officers' Certificate and an Opinion of Counsel (as defined in the Trust

Agreement) to the effect that any amendment of this Guarantee Agreement is authorized and permitted.

SECTION 8.3 Notices. Any notice, request or other communication required or permitted to be given hereunder shall be in writing, duly signed by the party giving such notice, and delivered, telecopied or mailed by first class mail as follows:

         (a) if given to the Guarantor, to the address set forth below or such other address as the Guarantor may give notice of to the Holders:

                  Capital Senior Living Corporation
                  14160 Dallas Parkway, Suite 300
                  Dallas, Texas 75240
                  Phone No.: (972) 770-5600
                  Facsimile No.: 972-770-5600
                  Attention: James A. Stroud

and to:

                  Capital Senior Living Corporation
                  237 Park Avenue, 21st Floor
                  New York, NY 10017
                  Phone No.:  212-551-1770
                  Facsimile No.:  212-551-1774
                  Attention:  Lawrence A. Cohen

with a copy to:

                  Jenkens & Gilchrist
                  1445 Ross Avenue, Suite 3200
                  Dallas, TX  75202
                  Phone No.:  214-855-4354
                  Facsimile No.:  214-855-4300
                  Attention:  Winston W. Walp II

         (b) if given to the Issuer, in care of the Guarantee Trustee, at the Issuer's (and the Guarantee Trustee's) address set forth below or such other address as the Guarantee Trustee on behalf of the Issuer may give notice of to the Holders:

                  Capital Senior Living Corporation
                  14160 Dallas Parkway, Suite 300
                  Dallas, Texas 75240
                  Phone No.: (972) 770-5600
                  Phone No.: (972) 770-5600
                  Facsimile No.: 972-770-5600
                  Attention: James A. Stroud
and to:

                  Capital Senior Living Corporation
                  237 Park Avenue, 21st Floor
                  New York, NY 10017
                  Phone No.:  212-551-1770
                  Facsimile No.:  212-551-1774
                  Attention:  Lawrence A. Cohen

with a copy to:

                  Jenkens & Gilchrist
                  1445 Ross Avenue, Suite 3200
                  Dallas, TX  75202
                  Phone No.:  214-855-4354
                  Facsimile No.:  214-855-4300
                  Attention:  Winston W. Walp II

with a copy to:

                  ______________________________
                  ______________________________
                  Phone No.:____________________
                  Facsimile No.:________________
                  Attention: Corporate Trustee Administration Department

         (c) if given to any Holder, at the address set forth on the books and records of the Issuer.

All notices hereunder shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 8.4 Benefit. This Guarantee Agreement is solely for the benefit of the Holders and is not separately transferable from the Preferred Securities.

SECTION 8.5 Interpretation. In this Guarantee Agreement, unless the context otherwise requires:

         (a) capitalized terms used in this Guarantee Agreement but not defined in the preamble hereto have the respective meanings assigned to them in Section 1.1;

         (b) a term defined anywhere in this Guarantee Agreement has the same meaning throughout;

         (c) all references to "the Guarantee Agreement" or "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

         (d) all references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires;

         (f) a reference to the singular includes the plural and vice versa; and

         (g) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

SECTION 8.6 Governing Law. THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

THIS GUARANTEE AGREEMENT is executed as of the day and year first above written.

                                               CAPITAL SENIOR LIVING CORPORATION


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------



                                               ---------------------------------
                                               as Guarantee Trust


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                   Exhibit D-1


                            Form of Voting Agreement

                                VOTING AGREEMENT


ILM Senior Living, Inc.
28 State Street
Suite 1100
Boston, MA 02109


Dear Sirs:

         The undersigned, , has the right to vote______________shares (the "Shares") of common stock, par value $.01 per share, of Capital Senior Living Corporation, a Delaware corporation (the "Company"). All terms used but not defined herein shall have the meanings assigned to such terms in that certain Agreement and Plan of Merger (the "Merger Agreement") of even date hereof, among Capital Senior Living Acquisition LLC ("Merger Sub"), Capital Senior Living Trust I, ILM Senior Living, Inc. and the Company.

         The undersigned agrees that he will, at any meeting of the stockholders of the Company, however called prior to termination on or before October 31, 1999 or in connection with any written consent of such stockholders (in lieu of any such meeting) vote (or cause to be voted) the Shares then held of record by the undersigned or which the undersigned has the right to vote in favor of the Merger (and the transactions contemplated thereby) and all other matters in connection therewith submitted to the holders of the Common Stock for adoption and approval.

         The undersigned hereby permits the Company and Merger Sub to publish and disclose in the Form S-4 (including therein the Company Proxy Statement and the CSLC Proxy Statement and all schedules and exhibits filed with the SEC in connection therewith) its identity and ownership of the Shares and the nature of its commitments, arrangements and understandings under this letter agreement.

         This letter agreement and the covenants hereunder shall attach to and be coupled with an interest in the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principals of conflicts of law thereof.

                                                  Sincerely,

                                                  ---------------